UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

July 31, 2021

Strategic Allocation: Aggressive Fund
Investor Class (TWSAX)
I Class (AAAIX)
A Class (ACVAX)
C Class (ASTAX)
R Class (AAARX)
R5 Class (ASAUX)
R6 Class (AAAUX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Delivered Strong Gains

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat during the period. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual inflation soared to a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, risk assets remained in favor, and global stocks delivered stellar 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 36%. Value stocks generally outperformed growth stocks, while small caps sharply outpaced large caps. The broad U.S. bond market declined modestly, but global bonds delivered a slight gain.

Several Influences Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of July 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	30.04%	12.76%	10.18%	—	2/15/96
S&P 500 Index	—	36.45%	17.34%	15.33%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-0.70%	3.12%	3.34%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.06%	1.10%	0.58%	—	—
I Class	AAAIX	30.42%	13.01%	10.41%	—	8/1/00
A Class	ACVAX					10/2/96
No sales charge		29.69%	12.47%	9.91%	—
With sales charge		22.21%	11.14%	9.27%	—
C Class	ASTAX	28.76%	11.63%	9.09%	—	11/27/01
R Class	AAARX	29.58%	12.22%	9.65%	—	3/31/05
R5 Class	ASAUX	30.24%	—	—	13.47%	4/10/17
R6 Class	AAAUX	30.57%	13.17%	—	10.67%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2021
Investor Class — $26,397

S&P 500 Index — $41,689

Bloomberg Barclays U.S. Aggregate Bond Index — $13,897

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,600

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.32%	1.12%	1.57%	2.32%	1.82%	1.12%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Aggressive returned 30.04%* for the fiscal period ended July 31, 2021. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Global financial markets performance was colored by a shift in investor sentiment in late 2020, when investors began to anticipate the rollout of COVID-19 vaccines. Prior to the approval, stock and bond markets had been volatile as the outlook for growth varied with pandemic news. Nevertheless, stimulative fiscal and monetary policies supported the economy and financial markets throughout. The change in sentiment was reflected in equity market performance—gains were initially led by growth-oriented stocks, but then shifted to more economically sensitive value stocks. It was a similar story in fixed-income markets, where risk aversion initially kept yields on government bonds near historic lows. But with the prospect of vaccine distribution and the end of the pandemic, investors generally shifted out of government bonds and into higher-yielding, more procyclical sectors to take advantage of an anticipated economic recovery. Later, however, inflation concerns began to play into investor decisions and contributed to market volatility.

In that environment, broad global equity indices finished the period at or near record highs. In the U.S., stocks generally posted very strong returns. Mid-cap companies led the way, followed by small caps and large caps, while value outperformed growth across all market capitalizations, according to the Russell family of indices. Emerging markets stocks also performed well but lagged the U.S. and developed non-U.S. markets. For the period, the S&P 500 Index gained 36.45%, while the MSCI EAFE Index rose 30.31% and the MSCI Emerging Markets (Net) Index increased 20.64%.

In fixed-income markets, government bonds benefited from concerns about the pandemic early in the period, as investors sought out high-quality, perceived safe-haven investments. In the U.S., unprecedented fiscal and monetary stimulus, and a new tolerance for higher inflation by the Federal Reserve, led to a rise in inflation expectations. As a result, yields on government bonds rose, while inflation-protected and corporate bonds performed well. Later in the period, concerns about a resurgence of COVID-19 and questions about the economic recovery caused government bond yields to decline somewhat. It was a similar story outside the U.S., where yields generally followed the same falling-rising-falling pattern, and ultimately ended the period higher than where they began. Add it all up, and the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 1.66% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 0.23%. By comparison, the Bloomberg Barclays U.S. Aggregate Bond, U.S. High-Yield 2% Issuer Capped Bond and U.S. Treasury Inflation-Protected Securities (TIPS) Indices returned -0.70%, 10.62% and 6.90%, respectively.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In an effort to add value and improve the fund’s ability to achieve its objective, we make modest adjustments to the asset allocation. As for regional allocations, because of the speed and success of vaccine rollouts, the U.S. led the economic and earnings recovery. As a result, we maintained our overweight to U.S. stocks relative to non-U.S. markets throughout the period.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all classes.
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Similarly, the continued economic recovery, rising consumer sentiment and indications of higher interest rates all favored value-oriented sectors like financials, materials and industrials over technology and health care. In that environment, we eliminated our long-standing growth overweight and moved to a value overweight during the period. The strong U.S. economic recovery and positive sentiment also pointed us toward a bias in favor of small-cap stocks relative to large.

In fixed income, the rapid economic rebound, higher interest rates and concerns about inflation weighed on government bond markets but favored TIPS and corporate bonds. These conditions benefited our fixed-income allocation, which generally underweighted government bonds in favor of TIPS and higher-yielding sectors such as corporates and select asset-backed securities. Our other tactical allocation decisions also produced positive effects, as U.S. equities outperformed non-U.S. equities, value beat growth and small beat large.

Equity Allocation Performed Well

The equity allocation of Strategic Allocation: Aggressive performed well as all strategies produced positive returns. Key contributions to absolute returns came from U.S. large-cap and value-oriented holdings. While overweight allocations to large-cap value were beneficial, security selection in this category limited gains. Returns were also strongly positive among small-cap value and small-cap growth positions, aided by strong stock selection. Mid-cap equity returns were also positive, though stock selection effects were mixed.

Outside the U.S., large-cap shares and global real estate were significant contributors, while growth-oriented and small-cap holdings made more modest contributions. In global real estate, our decision to overweight this segment during the period added to performance. Security selection was generally positive across the international equity segment and was particularly strong in the international small-cap value allocation.

Fixed-Income Contributed to Performance

In a period when stocks surged to record highs and interest rates rose, the global bond allocation made only a modest, positive contribution to performance. Certain decisions particularly benefited fixed-income returns. For example, worries about resurgent inflation meant that it was beneficial to overweight TIPS. At the same time, expectations of an improving economy also contributed to strong returns in the high-yield market, where we were overweight.

Outlook

The global economic recovery is underway and corporate profits have rebounded sharply, but risks remain. Volatility could spike if investors’ assumptions about inflation, interest rates and corporate earnings disappoint. In addition, the resurgent virus and challenges in terms of vaccine distribution and virus mutation mean we are not out of the woods yet with respect to a sustained global economic recovery. And while the U.S. is leading the recovery in developed markets as easing coronavirus restrictions unleash pent-up consumer demand, emerging markets are improving more gradually as vaccination rates climb. Therefore, we remain neutral in our stock allocations relative to bonds and cash, preferring to stick to our long-term strategic diversification targets.

Within equities, economically sensitive value stocks look appealing relative to growth stocks. We believe the economic recovery that’s driving the rotation from growth to value still has plenty of room to run in the U.S. We also favor small-cap stocks based on several favorable conditions, including stronger U.S. growth relative to non-U.S. economies, low interest rates, tight corporate bond spreads, rising commodity prices and relatively attractive valuations.

In fixed-income markets, our outlook for emerging markets sovereign debt and U.S. securitized bonds is positive. We’re more selective around U.S. credit, U.S. government debt and European debt.

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Fund Characteristics

JULY 31, 2021
Types of Investments in Portfolio	% of net assets
Affiliated Funds	48.8%
Common Stocks	31.8%
U.S. Treasury Securities	5.2%
Corporate Bonds	3.4%
Sovereign Governments and Agencies	2.9%
Collateralized Loan Obligations	0.8%
Commercial Paper	0.5%
Municipal Securities	0.4%
Collateralized Mortgage Obligations	0.4%
Asset-Backed Securities	0.3%
Preferred Stocks	0.3%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Exchange-Traded Funds	0.1%
Temporary Cash Investments	4.3%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	0.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Expenses Paid During Period(1) 2/1/21 - 7/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,122.20	$3.53	0.67%
I Class	$1,000	$1,123.30	$2.47	0.47%
A Class	$1,000	$1,120.90	$4.84	0.92%
C Class	$1,000	$1,117.30	$8.77	1.67%
R Class	$1,000	$1,121.00	$6.15	1.17%
R5 Class	$1,000	$1,123.30	$2.47	0.47%
R6 Class	$1,000	$1,123.80	$1.69	0.32%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%
R5 Class	$1,000	$1,022.46	$2.36	0.47%
R6 Class	$1,000	$1,023.21	$1.61	0.32%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JULY 31, 2021

	Shares/Principal Amount	Value
AFFILIATED FUNDS(1) — 48.8%
American Century Diversified Corporate Bond ETF	288,278	$15,244,717
American Century Focused Dynamic Growth ETF	560,733	46,367,012
American Century Focused Large Cap Value ETF	1,010,108	61,895,681
American Century Quality Diversified International ETF	641,891	33,428,207
American Century STOXX U.S. Quality Growth ETF	649,356	47,413,702
American Century STOXX U.S. Quality Value ETF	1,222,230	62,021,083
Avantis Emerging Markets Equity ETF	442,672	29,196,432
Avantis International Equity ETF	499,019	31,772,540
Avantis International Small Cap Value ETF	170,103	11,111,128
Avantis U.S. Equity ETF	814,674	60,978,349
Avantis U.S. Small Cap Value ETF	273,475	20,070,330
TOTAL AFFILIATED FUNDS (Cost $309,495,780)		419,499,181
COMMON STOCKS — 31.8%
Aerospace and Defense — 0.4%
Babcock International Group plc(2)	65,791	233,830
BAE Systems plc	136,427	1,093,809
CAE, Inc.(2)	3,582	109,303
General Dynamics Corp.	4,310	844,889
Lockheed Martin Corp.	1,556	578,319
Mercury Systems, Inc.(2)	2,987	197,142
Safran SA	3,561	466,044
Spirit AeroSystems Holdings, Inc., Class A	3,025	130,710
		3,654,046
Air Freight and Logistics — 0.1%
Expeditors International of Washington, Inc.	2,182	279,842
United Parcel Service, Inc., Class B	3,140	600,870
		880,712
Airlines — 0.1%
Ryanair Holdings plc, ADR(2)	2,689	293,208
Southwest Airlines Co.(2)	17,871	902,843
		1,196,051
Auto Components — 0.4%
Aptiv plc(2)	10,664	1,779,288
BorgWarner, Inc.	13,677	669,900
Bridgestone Corp.	6,600	290,762
Hyundai Mobis Co. Ltd.	1,567	364,069
Linamar Corp.	2,335	138,161
Minth Group Ltd.	10,000	42,290
Sumitomo Rubber Industries Ltd.	14,100	189,774
Valeo SA	10,728	310,209
		3,784,453
Automobiles — 0.3%
Bayerische Motoren Werke AG	4,404	437,895
Daimler AG	11,496	1,025,897
Honda Motor Co. Ltd., ADR	18,341	588,746
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	Shares/Principal Amount	Value
Nissan Motor Co. Ltd.(2)	84,000	$487,522
Tesla, Inc.(2)	478	328,482
		2,868,542
Banks — 1.4%
AIB Group plc(2)	48,655	119,499
Banco Bilbao Vizcaya Argentaria SA(2)	64,732	414,380
Banco Bradesco SA	26,763	106,882
Banco do Brasil SA	30,900	187,302
Bank Central Asia Tbk PT	81,400	168,039
Bank of America Corp.	21,972	842,846
Barclays plc	337,468	816,362
BNP Paribas SA	9,602	585,522
BPER Banca	49,178	95,873
CaixaBank SA	143,087	424,955
Canadian Western Bank	4,218	114,984
Commerce Bancshares, Inc.	1,526	107,934
Commerzbank AG(2)	21,761	140,140
Eastern Bankshares, Inc.	3,359	61,302
First Hawaiian, Inc.	11,936	328,598
HDFC Bank Ltd., ADR	5,832	411,564
HSBC Holdings plc	84,400	465,853
JPMorgan Chase & Co.	7,056	1,070,960
Jyske Bank A/S(2)	1,933	93,796
M&T Bank Corp.	4,312	577,161
Mitsubishi UFJ Financial Group, Inc.	113,800	601,169
Mizuho Financial Group, Inc.	30,650	437,977
Prosperity Bancshares, Inc.	5,446	371,363
Regions Financial Corp.	33,543	645,703
Silvergate Capital Corp., Class A(2)	1,306	134,257
Societe Generale SA	9,086	266,090
Standard Chartered plc (London)	21,741	130,333
Sumitomo Mitsui Financial Group, Inc.	11,300	380,912
Triumph Bancorp, Inc.(2)	2,508	192,263
Truist Financial Corp.	15,507	844,046
UniCredit SpA	13,585	162,495
Virgin Money UK plc(2)	22,970	63,487
Westamerica Bancorporation	5,917	328,689
		11,692,736
Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A(2)	613	435,230
MGP Ingredients, Inc.	1,553	92,636
PepsiCo, Inc.	5,767	905,131
Royal Unibrew A/S	876	118,710
		1,551,707
Biotechnology — 0.7%
AbbVie, Inc.	1,914	222,598
Acceleron Pharma, Inc.(2)	945	118,182
ADC Therapeutics SA(2)	3,363	70,758
Alnylam Pharmaceuticals, Inc.(2)	3,452	617,701
Amgen, Inc.	1,917	463,032
Arcutis Biotherapeutics, Inc.(2)	3,325	77,572
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	Shares/Principal Amount	Value
Arena Pharmaceuticals, Inc.(2)	1,112	$68,788
Argenx SE, ADR(2)	1,358	413,416
Biohaven Pharmaceutical Holding Co. Ltd.(2)	1,634	205,900
Blueprint Medicines Corp.(2)	1,349	118,537
Bridgebio Pharma, Inc.(2)	2,271	121,385
Centessa Pharmaceuticals plc, ADR(2)	3,298	68,071
Cytokinetics, Inc.(2)	3,030	89,930
Deciphera Pharmaceuticals, Inc.(2)	2,590	78,969
Erasca, Inc.(2)	2,663	55,923
Fate Therapeutics, Inc.(2)	1,138	94,226
FibroGen, Inc.(2)	2,455	31,915
Flexion Therapeutics, Inc.(2)	6,144	36,434
Global Blood Therapeutics, Inc.(2)	2,999	81,963
Halozyme Therapeutics, Inc.(2)	3,740	154,574
Heron Therapeutics, Inc.(2)	2,868	35,449
Horizon Therapeutics plc(2)	7,035	703,641
Immunovant, Inc.(2)	2,342	24,497
Insmed, Inc.(2)	4,739	116,579
Intellia Therapeutics, Inc.(2)	613	86,954
Invitae Corp.(2)(3)	2,044	57,212
Iovance Biotherapeutics, Inc.(2)	1,105	24,608
KalVista Pharmaceuticals, Inc.(2)	2,386	48,054
Karuna Therapeutics, Inc.(2)	1,126	128,612
Kinnate Biopharma, Inc.(2)(3)	1,504	32,456
Kymera Therapeutics, Inc.(2)	1,320	79,438
Natera, Inc.(2)	5,847	669,598
Relay Therapeutics, Inc.(2)	1,752	56,835
Sigilon Therapeutics, Inc.(2)	3,137	15,810
Turning Point Therapeutics, Inc.(2)	3,397	216,797
Vertex Pharmaceuticals, Inc.(2)	933	188,074
		5,674,488
Building Products — 0.3%
Johnson Controls International plc	13,677	976,811
Masco Corp.	6,825	407,521
Masonite International Corp.(2)	1,722	194,862
Sanwa Holdings Corp.	5,600	68,148
Trane Technologies plc	5,515	1,122,909
Trex Co., Inc.(2)	1,540	149,534
		2,919,785
Capital Markets — 1.4%
Ameriprise Financial, Inc.	4,390	1,130,688
Bank of New York Mellon Corp. (The)	28,731	1,474,762
BlackRock, Inc.	661	573,199
Credit Suisse Group AG	50,728	509,274
flatexDEGIRO AG(2)	678	81,930
GCM Grosvenor, Inc., Class A	7,764	77,329
Intercontinental Exchange, Inc.	2,576	308,682
Intermediate Capital Group plc	6,499	195,851
LPL Financial Holdings, Inc.	7,647	1,078,533
MarketAxess Holdings, Inc.	1,029	488,950
Morgan Stanley	11,193	1,074,304
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	Shares/Principal Amount	Value
MSCI, Inc.	1,782	$1,062,001
Northern Trust Corp.	11,433	1,290,214
Open Lending Corp., Class A(2)	6,917	262,846
Partners Group Holding AG	366	625,261
S&P Global, Inc.	1,627	697,528
State Street Corp.	4,154	361,980
T. Rowe Price Group, Inc.	2,945	601,251
		11,894,583
Chemicals — 0.5%
Air Liquide SA	2,019	351,121
Air Products and Chemicals, Inc.	1,006	292,776
Albemarle Corp.	1,846	380,350
Axalta Coating Systems Ltd.(2)	16,222	488,282
Corbion NV	509	27,865
Diversey Holdings Ltd.(2)	9,154	152,689
Ecolab, Inc.	1,333	294,366
Element Solutions, Inc.	28,997	678,240
Koninklijke DSM NV	1,912	385,424
Linde plc	2,495	766,938
OCI NV(2)	2,534	61,472
Sherwin-Williams Co. (The)	1,372	399,293
Zeon Corp.	4,600	62,851
		4,341,667
Commercial Services and Supplies — 0.2%
Brink's Co. (The)	3,301	254,045
Clean Harbors, Inc.(2)	2,534	240,730
Driven Brands Holdings, Inc.(2)	8,798	279,952
Elis SA(2)	6,484	116,276
Loomis AB	3,849	129,057
Republic Services, Inc.	6,291	744,603
		1,764,663
Communications Equipment — 0.6%
Arista Networks, Inc.(2)	3,644	1,386,141
Cisco Systems, Inc.	12,769	707,020
F5 Networks, Inc.(2)	9,126	1,884,610
Juniper Networks, Inc.	14,237	400,629
Telefonaktiebolaget LM Ericsson, B Shares	33,852	390,455
		4,768,855
Construction and Engineering†
Arcadis NV	2,651	117,401
Hazama Ando Corp.	10,800	82,162
		199,563
Construction Materials — 0.1%
Buzzi Unicem SpA	2,321	61,351
Cemex SAB de CV, ADR(2)	74,786	608,010
Eagle Materials, Inc.	1,140	161,105
Summit Materials, Inc., Class A(2)	2,631	88,402
		918,868
Consumer Finance — 0.1%
American Express Co.	2,922	498,289
goeasy Ltd.(3)	971	133,088
		631,377
13

	Shares/Principal Amount	Value
Containers and Packaging — 0.5%
Amcor plc	26,130	$302,063
Avery Dennison Corp.	5,198	1,095,115
Ball Corp.	9,994	808,315
Intertape Polymer Group, Inc.	4,918	109,468
Packaging Corp. of America	2,869	405,964
SIG Combibloc Group AG(2)	4,408	130,061
Sonoco Products Co.	16,731	1,067,270
		3,918,256
Distributors†
D'ieteren Group	1,198	192,013
Diversified Consumer Services†
Chegg, Inc.(2)	2,357	208,901
IDP Education Ltd.	4,667	96,706
		305,607
Diversified Financial Services†
Zenkoku Hosho Co. Ltd.	2,300	104,353
Diversified Telecommunication Services — 0.1%
BT Group plc(2)	56,365	135,768
Cellnex Telecom SA	11,836	771,904
Verizon Communications, Inc.	4,307	240,245
		1,147,917
Electric Utilities — 0.5%
Edison International	17,158	935,111
Evergy, Inc.	5,277	344,166
Eversource Energy	4,255	367,079
Iberdrola SA	30,707	369,561
NextEra Energy, Inc.	13,982	1,089,198
Pinnacle West Capital Corp.	11,301	944,199
Xcel Energy, Inc.	2,281	155,678
		4,204,992
Electrical Equipment — 0.9%
AMETEK, Inc.	6,747	938,170
Eaton Corp. plc	2,867	453,129
Emerson Electric Co.	11,762	1,186,668
Generac Holdings, Inc.(2)	1,223	512,877
Hubbell, Inc.	3,471	695,797
Nexans SA	1,425	136,392
nVent Electric plc	51,311	1,621,941
Plug Power, Inc.(2)	5,358	146,166
Rockwell Automation, Inc.	2,434	748,260
Schneider Electric SE	4,266	714,505
Sensata Technologies Holding plc(2)	3,193	187,174
Ushio, Inc.	4,400	78,844
		7,419,923
Electronic Equipment, Instruments and Components — 0.7%
CDW Corp.	2,549	467,359
Cognex Corp.	15,422	1,394,303
Comet Holding AG	309	101,180
Fabrinet(2)	1,108	104,728
Hexagon AB, B Shares	33,719	558,171
14

	Shares/Principal Amount	Value
Jabil, Inc.	2,741	$163,199
Keyence Corp.	1,000	557,003
Keysight Technologies, Inc.(2)	10,408	1,712,636
National Instruments Corp.	2,782	122,714
nLight, Inc.(2)	6,145	213,170
Sesa SpA(2)	690	122,850
TE Connectivity Ltd.	2,203	324,876
		5,842,189
Energy Equipment and Services — 0.1%
Baker Hughes Co.	22,408	475,946
Schlumberger NV	10,963	316,063
		792,009
Entertainment — 0.4%
Activision Blizzard, Inc.	2,994	250,358
Live Nation Entertainment, Inc.(2)	4,713	371,809
ROBLOX Corp., Class A(2)	1,895	145,877
Roku, Inc.(2)	2,479	1,061,780
Sea Ltd., ADR(2)	1,391	384,138
Walt Disney Co. (The)(2)	6,029	1,061,225
Zynga, Inc., Class A(2)	58,437	590,214
		3,865,401
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Campus Communities, Inc.	5,015	252,305
Brixmor Property Group, Inc.	13,737	316,226
Capital & Counties Properties plc(2)	87,955	208,596
Charter Hall Group	28,634	342,172
Comforia Residential REIT, Inc.	58	185,340
Community Healthcare Trust, Inc.	2,326	115,905
CoreSite Realty Corp.	1,680	232,193
Crown Castle International Corp.	924	178,415
Empire State Realty Trust, Inc., Class A	11,433	130,679
Equinix, Inc.	2,013	1,651,485
Equity Residential	8,008	673,713
Essential Properties Realty Trust, Inc.	5,402	160,980
Essex Property Trust, Inc.	3,031	994,471
Extra Space Storage, Inc.	3,791	660,165
Fibra Uno Administracion SA de CV	210,318	228,847
Global Medical REIT, Inc.	7,461	116,093
Goodman Group	45,995	764,996
Healthcare Trust of America, Inc., Class A	21,076	602,563
Healthpeak Properties, Inc.	21,965	812,046
Ingenia Communities Group	46,039	196,511
Innovative Industrial Properties, Inc.	2,857	614,226
Invincible Investment Corp.	437	171,683
Invitation Homes, Inc.	25,511	1,037,788
Iron Mountain, Inc.	7,054	308,683
Japan Hotel REIT Investment Corp.	131	79,885
Kilroy Realty Corp.	4,079	282,552
Kimco Realty Corp.	20,503	437,329
Klepierre SA(2)	10,337	250,279
LaSalle Logiport REIT	135	247,266
15

	Shares/Principal Amount	Value
Life Storage, Inc.	4,783	$561,333
Link REIT	37,700	360,274
Mapletree Commercial Trust	133,200	212,063
Mapletree Logistics Trust	111,700	173,913
MGM Growth Properties LLC, Class A	20,107	760,045
Mitsubishi Estate Logistics REIT Investment Corp.	38	175,192
NETSTREIT Corp.	6,500	168,675
Orix JREIT, Inc.	99	188,900
Prologis, Inc.	24,753	3,169,374
Realty Income Corp.	7,632	536,453
Rexford Industrial Realty, Inc.	6,999	430,579
Ryman Hospitality Properties, Inc.(2)	2,367	181,549
SBA Communications Corp.	848	289,160
Segro plc	25,305	427,762
Shaftesbury plc(3)	25,523	209,215
Simon Property Group, Inc.	5,318	672,833
SL Green Realty Corp.	2,757	205,286
SOSiLA Logistics REIT, Inc.	178	279,341
Sun Communities, Inc.	3,807	746,591
Tritax Big Box REIT plc	45,868	134,190
UDR, Inc.	17,479	961,170
Urban Edge Properties	13,885	263,815
Ventas, Inc.	5,890	352,104
VICI Properties, Inc.	11,122	346,895
Welltower, Inc.	9,347	811,880
Weyerhaeuser Co.	5,108	172,293
Workspace Group plc	21,651	259,333
Xenia Hotels & Resorts, Inc.(2)	15,352	271,423
		25,575,033
Food and Staples Retailing — 0.3%
Costco Wholesale Corp.	772	331,744
Koninklijke Ahold Delhaize NV	35,076	1,090,332
MARR SpA(2)	4,081	94,713
Matsumotokiyoshi Holdings Co. Ltd.	2,600	115,523
Sysco Corp.	11,726	870,069
Zur Rose Group AG(2)	1,028	382,249
		2,884,630
Food Products — 0.4%
Bakkafrost P/F	1,975	167,840
Beyond Meat, Inc.(2)	149	18,282
Conagra Brands, Inc.	31,271	1,047,266
General Mills, Inc.	6,077	357,692
Glanbia plc	7,010	120,342
J.M. Smucker Co. (The)	3,735	489,696
Kellogg Co.	5,982	379,019
Mondelez International, Inc., Class A	7,167	453,384
Orkla ASA	45,122	409,816
Vital Farms, Inc.(2)	1,987	34,594
Whole Earth Brands, Inc.(2)	9,817	126,247
		3,604,178
16

	Shares/Principal Amount	Value
Gas Utilities — 0.1%
Atmos Energy Corp.	4,770	$470,274
Nippon Gas Co. Ltd.	8,800	138,996
Spire, Inc.	6,191	439,252
		1,048,522
Health Care Equipment and Supplies — 1.2%
Align Technology, Inc.(2)	995	692,321
Arjo AB, B Shares	4,395	55,517
Baxter International, Inc.	4,159	321,699
Becton Dickinson and Co.	2,552	652,674
DexCom, Inc.(2)	1,882	970,190
Eargo, Inc.(2)(3)	3,304	118,944
Edwards Lifesciences Corp.(2)	5,427	609,289
Elekta AB, B Shares	3,911	57,083
Envista Holdings Corp.(2)	6,733	290,058
IDEXX Laboratories, Inc.(2)	1,879	1,274,958
Inmode Ltd.(2)	1,328	150,954
Koninklijke Philips NV	8,711	401,054
Medtronic plc	4,104	538,896
NeuroPace, Inc.(2)	4,658	99,215
Olympus Corp.	15,200	312,806
Ortho Clinical Diagnostics Holdings plc(2)	9,001	202,252
OrthoPediatrics Corp.(2)	1,532	96,271
ResMed, Inc.	485	131,823
Silk Road Medical, Inc.(2)	2,974	149,235
Tandem Diabetes Care, Inc.(2)	2,525	274,392
Teleflex, Inc.	1,622	644,631
Zimmer Biomet Holdings, Inc.	11,366	1,857,432
		9,901,694
Health Care Providers and Services — 1.3%
Alfresa Holdings Corp.	18,000	274,138
Amedisys, Inc.(2)	2,417	629,919
Amvis Holdings, Inc.	800	44,151
ATI Physical Therapy, Inc.(2)(3)	13,508	46,062
Cano Health, Inc.(2)	6,561	70,531
Cardinal Health, Inc.	16,178	960,650
Centene Corp.(2)	6,364	436,634
Chartwell Retirement Residences	20,012	210,290
Cigna Corp.	3,123	716,697
Covetrus, Inc.(2)	930	23,678
CVS Health Corp.	6,385	525,869
Encompass Health Corp.	11,858	987,178
Ensign Group, Inc. (The)	1,487	126,499
HealthEquity, Inc.(2)	3,404	251,828
Henry Schein, Inc.(2)	11,680	936,152
Humana, Inc.	626	266,588
McKesson Corp.	3,552	724,004
Option Care Health, Inc.(2)	8,066	167,128
Quest Diagnostics, Inc.	8,187	1,160,917
R1 RCM, Inc.(2)	22,806	488,276
RadNet, Inc.(2)	5,087	186,896
17

	Shares/Principal Amount	Value
UnitedHealth Group, Inc.	2,018	$831,860
Universal Health Services, Inc., Class B	6,927	1,111,160
		11,177,105
Health Care Technology — 0.3%
Cerner Corp.	14,173	1,139,368
Health Catalyst, Inc.(2)	4,176	242,459
OptimizeRx Corp.(2)	1,868	103,244
Veeva Systems, Inc., Class A(2)	3,551	1,181,453
		2,666,524
Hotels, Restaurants and Leisure — 0.7%
Autogrill SpA(2)(3)	14,626	102,617
Basic-Fit NV(2)(3)	2,077	96,002
Booking Holdings, Inc.(2)	174	379,017
Brinker International, Inc.(2)	2,144	116,505
Chipotle Mexican Grill, Inc.(2)	673	1,254,095
Churchill Downs, Inc.	985	183,013
Corporate Travel Management Ltd.(2)	4,670	74,552
Cracker Barrel Old Country Store, Inc.	1,335	181,800
Expedia Group, Inc.(2)	2,879	463,145
Food & Life Cos. Ltd.	3,600	146,681
Greggs plc(2)	3,929	150,551
Hilton Worldwide Holdings, Inc.(2)	5,077	667,372
Las Vegas Sands Corp.(2)	12,812	542,588
Planet Fitness, Inc., Class A(2)	1,930	145,194
SeaWorld Entertainment, Inc.(2)	1,683	79,791
Sodexo SA(2)	6,576	560,311
Travel + Leisure Co.	604	31,287
Whitbread plc(2)	9,629	406,977
Wingstop, Inc.	1,048	179,533
Wyndham Hotels & Resorts, Inc.	2,932	211,280
		5,972,311
Household Durables — 0.2%
Haseko Corp.	12,700	171,860
Man Wah Holdings Ltd.	29,200	58,590
Open House Co. Ltd.	11,000	556,157
Sonos, Inc.(2)	5,515	184,091
Taylor Wimpey plc	178,294	407,628
Token Corp.	1,000	90,275
		1,468,601
Household Products — 0.2%
Colgate-Palmolive Co.	3,468	275,706
Kimberly-Clark Corp.	3,914	531,208
Procter & Gamble Co. (The)	4,698	668,196
Reynolds Consumer Products, Inc.	2,233	63,529
		1,538,639
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	3,561	832,526
Lifco AB, B Shares	4,445	130,372
		962,898
Insurance — 0.8%
Aegon NV	50,910	216,754
18

	Shares/Principal Amount	Value
Aflac, Inc.	20,779	$1,142,845
AIA Group Ltd.	28,200	337,435
Allstate Corp. (The)	3,948	513,438
Arthur J. Gallagher & Co.	1,651	230,001
Chubb Ltd.	7,487	1,263,356
Goosehead Insurance, Inc., Class A	1,037	124,637
Hartford Financial Services Group, Inc. (The)	4,538	288,708
Kinsale Capital Group, Inc.	1,012	180,789
Marsh & McLennan Cos., Inc.	2,006	295,323
Palomar Holdings, Inc.(2)	1,572	128,008
Prudential Financial, Inc.	2,705	271,257
Reinsurance Group of America, Inc.	8,167	899,840
Ryan Specialty Group Holdings, Inc., Class A(2)	3,568	105,256
SelectQuote, Inc.(2)	19,235	342,383
Storebrand ASA	10,861	93,253
Travelers Cos., Inc. (The)	2,371	353,089
		6,786,372
Interactive Media and Services — 0.8%
Alphabet, Inc., Class A(2)	1,109	2,988,234
Baidu, Inc., Class A(2)	20,600	422,094
carsales.com Ltd.	5,308	85,592
Eventbrite, Inc., Class A(2)	6,512	115,718
Facebook, Inc., Class A(2)	2,574	917,116
fuboTV, Inc.(2)(3)	3,341	87,000
Match Group, Inc.(2)	5,968	950,523
Pinterest, Inc., Class A(2)	11,262	663,332
QuinStreet, Inc.(2)	12,542	230,020
Tencent Holdings Ltd.	8,800	530,712
		6,990,341
Internet and Direct Marketing Retail — 0.5%
Alibaba Group Holding Ltd.(2)	16,700	407,860
Amazon.com, Inc.(2)	716	2,382,554
ASKUL Corp.	3,700	55,852
ASOS plc(2)	5,689	300,817
BHG Group AB(2)	1,808	27,887
Chewy, Inc., Class A(2)(3)	5,913	494,918
Etsy, Inc.(2)	3,296	604,849
Revolve Group, Inc.(2)	1,807	125,785
		4,400,522
IT Services — 1.2%
Accenture plc, Class A	2,264	719,228
Adyen NV(2)	250	677,512
Alten SA	815	129,557
Amdocs Ltd.	4,303	331,804
Atos SE	3,526	168,623
Capgemini SE	3,450	745,727
Capita plc(2)	138,282	67,745
DigitalOcean Holdings, Inc.(2)	2,569	132,304
Edenred	6,614	384,247
Endava plc, ADR(2)	1,165	149,842
EPAM Systems, Inc.(2)	1,457	815,629
19

	Shares/Principal Amount	Value
Euronet Worldwide, Inc.(2)	2,031	$290,067
GDS Holdings Ltd., Class A(2)	10,900	80,819
I3 Verticals, Inc., Class A(2)	6,320	201,734
Indra Sistemas SA(2)	17,105	179,063
Mastercard, Inc., Class A	2,252	869,137
MAXIMUS, Inc.	2,932	260,948
Nuvei Corp.(2)	1,381	113,242
Okta, Inc.(2)	3,608	894,026
PayPal Holdings, Inc.(2)	3,531	972,896
Perficient, Inc.(2)	1,991	187,731
Repay Holdings Corp.(2)	4,118	102,579
Square, Inc., Class A(2)	2,527	624,826
Twilio, Inc., Class A(2)	1,900	709,821
Visa, Inc., Class A	3,717	915,832
		10,724,939
Leisure Products — 0.2%
Accell Group NV(2)	1,745	86,417
BRP, Inc.	1,439	120,566
Brunswick Corp.	2,021	210,992
Callaway Golf Co.(2)	5,794	183,554
Hayward Holdings, Inc.(2)	9,228	222,303
Peloton Interactive, Inc., Class A(2)	2,433	287,216
Polaris, Inc.	2,673	350,350
		1,461,398
Life Sciences Tools and Services — 0.7%
10X Genomics, Inc., Class A(2)	2,678	490,690
Agilent Technologies, Inc.	4,383	671,607
Akoya Biosciences, Inc.(2)(3)	2,738	47,477
Bio-Techne Corp.	1,534	739,756
ICON plc(2)	1,171	284,869
Lonza Group AG	749	583,190
Mettler-Toledo International, Inc.(2)	743	1,094,967
NeoGenomics, Inc.(2)	3,895	179,560
Repligen Corp.(2)	2,047	502,948
Thermo Fisher Scientific, Inc.	1,137	613,991
Wuxi Biologics Cayman, Inc.(2)	30,000	458,227
		5,667,282
Machinery — 0.8%
ANDRITZ AG	2,308	127,067
Astec Industries, Inc.	1,873	114,834
Crane Co.	3,923	381,433
Cummins, Inc.	3,356	778,928
Evoqua Water Technologies Corp.(2)	5,400	178,254
FANUC Corp.	1,300	291,158
Graco, Inc.	6,496	507,208
IHI Corp.(2)	5,700	131,841
IMI plc	8,021	196,233
Japan Steel Works Ltd. (The)	3,000	73,799
Kornit Digital Ltd.(2)	1,027	135,728
Metso Outotec Oyj	14,932	169,540
Oshkosh Corp.	4,315	515,858
20

	Shares/Principal Amount	Value
PACCAR, Inc.	4,914	$407,813
Parker-Hannifin Corp.	5,465	1,705,244
Rexnord Corp.	10,325	581,607
Techtronic Industries Co. Ltd.	31,000	552,801
Timken Co. (The)	2,079	165,280
Trelleborg AB, B Shares	2,718	67,188
Tsubaki Nakashima Co. Ltd.	7,100	107,029
		7,188,843
Media — 0.3%
Atresmedia Corp. de Medios de Comunicacion SA(2)	16,736	69,190
Comcast Corp., Class A	6,626	389,808
Criteo SA, ADR(2)	1,551	60,163
Fox Corp., Class B	23,631	785,494
Future plc	3,638	174,282
Nordic Entertainment Group AB, B Shares(2)	1,865	99,593
ProSiebenSat.1 Media SE	2,933	55,724
Publicis Groupe SA	8,165	515,462
Storytel AB(2)	1,043	27,007
WPP plc	49,186	636,124
		2,812,847
Metals and Mining — 0.1%
Alamos Gold, Inc. (New York), Class A	7,450	60,494
APERAM SA	2,161	135,432
Mineral Resources Ltd.	2,112	97,721
MMC Norilsk Nickel PJSC	1,515	523,638
Nickel Mines Ltd.	31,311	25,264
OZ Minerals Ltd.	4,454	75,512
Teck Resources Ltd., Class B	13,017	297,308
		1,215,369
Multi-Utilities — 0.1%
NorthWestern Corp.	13,685	848,333
Multiline Retail — 0.2%
Dollar Tree, Inc.(2)	7,882	786,545
Isetan Mitsukoshi Holdings Ltd.	16,000	108,344
Magazine Luiza SA	75,876	300,110
Marks & Spencer Group plc(2)	38,322	72,142
Target Corp.	1,384	361,293
		1,628,434
Oil, Gas and Consumable Fuels — 0.6%
Cimarex Energy Co.	3,749	244,435
ConocoPhillips	27,895	1,563,794
Devon Energy Corp.	17,152	443,208
Eni SpA	17,985	212,684
Matador Resources Co.	4,956	153,140
Neste Oyj	7,363	452,609
Pioneer Natural Resources Co.	2,550	370,693
Surgutneftegas PJSC, Preference Shares	912,892	476,530
TotalEnergies SE	12,519	545,912
Whitecap Resources, Inc.(3)	58,475	267,628
		4,730,633
21

	Shares/Principal Amount	Value
Paper and Forest Products — 0.1%
Mondi plc	32,128	$890,709
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	921	307,457
Shiseido Co. Ltd.	7,900	528,002
		835,459
Pharmaceuticals — 0.8%
ALK-Abello A/S(2)	291	143,465
Arvinas, Inc.(2)	1,038	104,942
AstraZeneca plc	2,325	267,165
AstraZeneca plc, ADR	12,963	742,002
Axsome Therapeutics, Inc.(2)	1,155	56,121
Bristol-Myers Squibb Co.	9,291	630,580
Dermapharm Holding SE	1,215	97,192
Edgewise Therapeutics, Inc.(2)(3)	2,587	45,298
GlaxoSmithKline plc	52,740	1,041,290
Harmony Biosciences Holdings, Inc.(2)	1,654	43,269
Laboratorios Farmaceuticos Rovi SA	1,039	73,342
Merck & Co., Inc.	7,172	551,312
Novartis AG	4,083	377,589
Novo Nordisk A/S, B Shares	9,169	848,786
Reata Pharmaceuticals, Inc., Class A(2)	583	73,056
Sanofi	2,088	215,217
Sanofi, ADR	12,651	652,286
Takeda Pharmaceutical Co. Ltd.	15,600	519,270
Zoetis, Inc.	2,786	564,722
		7,046,904
Professional Services — 0.5%
ASGN, Inc.(2)	1,292	130,660
Bureau Veritas SA	11,044	364,714
CoStar Group, Inc.(2)	6,000	533,100
DKSH Holding AG	1,277	107,953
en Japan, Inc.	2,500	87,302
First Advantage Corp.(2)	8,415	165,018
IHS Markit Ltd.	1,546	180,635
IR Japan Holdings Ltd.	500	61,873
Jacobs Engineering Group, Inc.	5,985	809,471
Outsourcing, Inc.	3,600	68,907
Recruit Holdings Co. Ltd.	12,300	637,517
Teleperformance	1,173	494,767
TransUnion	3,260	391,395
Verisk Analytics, Inc.	2,620	497,643
		4,530,955
Real Estate Management and Development — 0.3%
Altus Group Ltd.(3)	1,978	93,097
CapitaLand Ltd.	56,200	166,968
Colliers International Group, Inc.	738	94,899
Colliers International Group, Inc. (Toronto)	1,158	148,583
CTP NV(2)	9,863	198,812
ESR Cayman Ltd.(2)	41,000	144,108
Fastighets AB Balder, B Shares(2)	1,400	96,612
22

	Shares/Principal Amount	Value
FirstService Corp.	485	$90,337
Newmark Group, Inc., Class A	6,083	78,349
Relo Group, Inc.	2,500	55,172
Samhallsbyggnadsbolaget i Norden AB(3)	22,962	115,038
Savills plc	5,153	82,300
Tokyu Fudosan Holdings Corp.	43,800	247,266
Tricon Residential, Inc.	38,850	465,540
VGP NV	561	115,495
		2,192,576
Road and Rail — 0.2%
Heartland Express, Inc.	22,861	389,323
Nagoya Railroad Co. Ltd.(2)	2,600	43,783
Norfolk Southern Corp.	1,663	428,771
TFI International, Inc.	1,191	133,324
Union Pacific Corp.	1,561	341,485
		1,336,686
Semiconductors and Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc.(2)	3,312	351,701
Allegro MicroSystems, Inc.(2)	2,455	67,292
Applied Materials, Inc.	3,937	550,904
ASM International NV	163	57,850
ASML Holding NV	1,000	764,384
BE Semiconductor Industries NV	1,551	136,114
Enphase Energy, Inc.(2)	5,298	1,004,501
Ichor Holdings Ltd.(2)	1,967	101,438
Infineon Technologies AG	11,861	453,258
MACOM Technology Solutions Holdings, Inc.(2)	3,659	225,833
Marvell Technology, Inc.	14,848	898,453
Nova Ltd.(2)	1,589	155,404
NVIDIA Corp.	6,112	1,191,779
Onto Innovation, Inc.(2)	2,900	203,232
Optorun Co. Ltd.	800	16,121
Power Integrations, Inc.	910	88,261
Semtech Corp.(2)	3,525	218,233
Skyworks Solutions, Inc.	5,591	1,031,595
SOITEC(2)	506	121,312
Taiwan Semiconductor Manufacturing Co. Ltd.	38,000	794,181
Teradyne, Inc.	4,261	541,147
Texas Instruments, Inc.	3,406	649,252
		9,622,245
Software — 2.4%
Adobe, Inc.(2)	1,005	624,738
Atlassian Corp. plc, Class A(2)	3,209	1,043,310
Autodesk, Inc.(2)	3,157	1,013,808
Cadence Design Systems, Inc.(2)	11,475	1,694,284
CDK Global, Inc.	8,061	386,847
Cloudflare, Inc., Class A(2)	3,248	385,310
Coupa Software, Inc.(2)	1,546	335,482
Dassault Systemes SE	8,440	465,569
Descartes Systems Group, Inc. (The)(2)	1,626	117,936
DocuSign, Inc.(2)	5,453	1,625,212
23

	Shares/Principal Amount	Value
Everbridge, Inc.(2)	691	$97,583
Five9, Inc.(2)	1,036	208,537
HubSpot, Inc.(2)	2,398	1,429,256
Lightspeed POS, Inc.(2)	1,106	94,705
m-up Holdings, Inc.	1,800	54,187
Manhattan Associates, Inc.(2)	9,956	1,589,276
Microsoft Corp.	17,197	4,899,597
Model N, Inc.(2)	4,265	138,058
nCino, Inc.(2)	2,346	149,135
Open Text Corp.	9,847	511,158
Palo Alto Networks, Inc.(2)	3,808	1,519,582
Paycor HCM, Inc.(2)	3,464	95,260
Paylocity Holding Corp.(2)	1,039	215,551
RingCentral, Inc., Class A(2)	2,240	598,685
SailPoint Technologies Holdings, Inc.(2)	4,347	217,307
salesforce.com, Inc.(2)	1,629	394,104
Sprinklr, Inc., Class A(2)	5,262	101,767
Sprout Social, Inc., Class A(2)	3,862	343,100
Workday, Inc., Class A(2)	615	144,156
		20,493,500
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	5,377	1,140,247
American Eagle Outfitters, Inc.(3)	6,747	232,569
Arko Corp.(2)	11,987	99,492
Burlington Stores, Inc.(2)	3,486	1,167,113
Carvana Co.(2)	1,799	607,270
Five Below, Inc.(2)	2,536	493,049
Floor & Decor Holdings, Inc., Class A(2)	5,633	687,282
Home Depot, Inc. (The)	4,332	1,421,719
Leslie's, Inc.(2)	9,637	234,661
Lithia Motors, Inc.	294	110,903
Musti Group Oyj(2)	3,117	128,659
National Vision Holdings, Inc.(2)	3,511	189,524
Nextage Co. Ltd.	6,400	131,632
Pets at Home Group plc	20,309	131,944
TJX Cos., Inc. (The)	6,250	430,062
Tractor Supply Co.	997	180,387
Watches of Switzerland Group plc(2)	10,904	152,505
WH Smith plc(2)	2,419	54,558
		7,593,576
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.	16,837	2,455,845
HP, Inc.	23,246	671,112
		3,126,957
Textiles, Apparel and Luxury Goods — 0.5%
ANTA Sports Products Ltd.	23,000	500,741
Asics Corp.	4,700	103,798
Capri Holdings Ltd.(2)	2,633	148,264
Crocs, Inc.(2)	2,171	294,844
Dr. Martens plc(2)	14,150	85,270
lululemon athletica, Inc.(2)	2,606	1,042,843
24

	Shares/Principal Amount	Value
LVMH Moet Hennessy Louis Vuitton SE	801	$641,334
NIKE, Inc., Class B	5,334	893,498
Pandora A/S	1,302	168,423
Puma SE	4,090	501,718
VF Corp.	3,577	286,875
		4,667,608
Thrifts and Mortgage Finance†
Capitol Federal Financial, Inc.	15,982	177,240
NMI Holdings, Inc., Class A(2)	3,556	78,303
		255,543
Trading Companies and Distributors — 0.4%
AddTech AB, B Shares	3,676	76,489
Ashtead Group plc	6,291	470,752
Beacon Roofing Supply, Inc.(2)	3,446	184,292
Diploma plc	3,516	144,435
Electrocomponents plc	10,769	152,142
Finning International, Inc.	7,839	202,698
Grafton Group plc	10,988	196,032
Howden Joinery Group plc	13,645	170,038
MSC Industrial Direct Co., Inc., Class A	9,736	868,159
NOW, Inc.(2)	5,943	58,657
Seven Group Holdings Ltd.(3)	3,801	65,190
W.W. Grainger, Inc.	1,583	703,770
Yamazen Corp.	6,100	57,566
		3,350,220
TOTAL COMMON STOCKS (Cost $182,720,732)		273,733,142
U.S. TREASURY SECURITIES — 5.2%
U.S. Treasury Bills, 0.05%, 9/30/21(4)	$450,000	449,969
U.S. Treasury Bonds, 3.00%, 5/15/42	250,000	301,709
U.S. Treasury Bonds, 3.75%, 11/15/43	40,000	54,102
U.S. Treasury Bonds, 3.125%, 8/15/44(5)	1,350,000	1,671,996
U.S. Treasury Bonds, 3.00%, 5/15/45	100,000	121,840
U.S. Treasury Bonds, 3.00%, 11/15/45	50,000	61,101
U.S. Treasury Cash Management Bills, 0.04%, 9/16/21(4)	440,000	439,979
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(5)	2,642,799	3,091,572
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	1,560,217	1,859,416
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	267,054	332,990
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,696,530	3,558,784
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	448,502	688,420
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	786,515	990,054
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	363,078	448,750
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,328,710	1,893,637
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,395,082	1,782,968
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	446,204	596,562
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	568,854	654,688
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	4,327,688	4,678,185
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	3,203,010	3,469,266
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	1,928,607	2,103,494
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	1,359,912	1,531,839
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	3,080,370	3,400,306
25

		Shares/Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26		$3,875,661	$4,317,915
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		373,251	443,739
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31		3,103,260	3,515,788
U.S. Treasury Notes, 2.00%, 12/31/21(5)		200,000	201,598
U.S. Treasury Notes, 2.25%, 8/15/27(5)		200,000	216,469
U.S. Treasury Notes, 0.625%, 5/15/30		1,700,000	1,622,836
TOTAL U.S. TREASURY SECURITIES (Cost $39,660,436)			44,499,972
CORPORATE BONDS — 3.4%
Aerospace and Defense — 0.1%
Boeing Co. (The), 5.81%, 5/1/50		70,000	95,642
Bombardier, Inc., 6.00%, 10/15/22(6)		16,000	16,082
Howmet Aerospace, Inc., 5.125%, 10/1/24		160,000	176,350
TransDigm, Inc., 6.375%, 6/15/26		50,000	51,750
TransDigm, Inc., 4.625%, 1/15/29(6)		290,000	289,649
			629,473
Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		315,000	329,962
United Airlines Holdings, Inc., 5.00%, 2/1/24		140,000	145,381
			475,343
Auto Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(6)		110,000	119,567
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		370,000	383,918
General Motors Co., 5.15%, 4/1/38		240,000	295,138
			679,056
Banks — 0.4%
Akbank T.A.S., 5.00%, 10/24/22		70,000	72,012
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		143,000	157,988
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	100,000	128,829
Banistmo SA, 4.25%, 7/31/27(6)		$235,000	241,956
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	146,874
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		$370,000	365,821
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	61,912
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	100,000	123,959
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	100,000	125,002
Citigroup, Inc., VRN, 3.52%, 10/27/28		$220,000	242,622
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	100,000	140,476
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	150,000	202,011
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	79,925
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	93,000	117,958
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	200,000	247,498
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	200,000	260,580
Intercorp Financial Services, Inc., 4.125%, 10/19/27(6)		$170,000	171,800
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	75,000	95,685
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	34,389
Wells Fargo & Co., VRN, 3.07%, 4/30/41		$365,000	383,311
			3,400,608
Beverages†
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		130,000	166,976
26

		Shares/Principal Amount	Value
Biotechnology — 0.1%
AbbVie, Inc., 4.55%, 3/15/35		$40,000	$49,158
AbbVie, Inc., 4.40%, 11/6/42		280,000	345,619
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	255,128
			649,905
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	70,137
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27		$125,000	125,674
LPL Holdings, Inc., 4.375%, 5/15/31(6)		424,000	435,141
MDGH - GMTN B.V., 3.25%, 4/28/22(6)		57,000	58,249
			689,201
Chemicals†
Dow Chemical Co. (The), 3.60%, 11/15/50		170,000	189,693
Equate Petrochemical BV, 4.25%, 11/3/26(6)		46,000	51,199
Olin Corp., 5.125%, 9/15/27		70,000	72,977
			313,869
Commercial Services and Supplies — 0.1%
Sodexo, Inc., 2.72%, 4/16/31(6)		300,000	311,241
Waste Management, Inc., 2.50%, 11/15/50		120,000	115,888
			427,129
Consumer Finance — 0.1%
Navient Corp., 4.875%, 3/15/28		420,000	424,211
Containers and Packaging — 0.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(6)		145,000	145,544
Ball Corp., 5.25%, 7/1/25		35,000	39,518
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(6)		40,000	40,300
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(6)		40,000	42,982
Sealed Air Corp., 5.125%, 12/1/24(6)		105,000	114,251
			382,595
Diversified Financial Services — 0.1%
Allen C Stonecipher Life Insurance Trust, VRDN, 0.12%, 8/6/21 (LOC: Texas Capital Bank and FHLB)		155,000	155,000
Fiore Capital LLC, VRDN, 0.12%, 8/6/21 (LOC: Wells Fargo Bank N.A.)		450,000	450,000
			605,000
Diversified Telecommunication Services — 0.1%
Altice France SA, 7.375%, 5/1/26(6)		140,000	145,775
AT&T, Inc., 3.55%, 9/15/55(6)		68,000	70,404
Hughes Satellite Systems Corp., 5.25%, 8/1/26		100,000	111,950
Level 3 Financing, Inc., 4.625%, 9/15/27(6)		185,000	192,426
Lumen Technologies, Inc., 5.80%, 3/15/22		45,000	46,233
Ooredoo International Finance Ltd., 3.75%, 6/22/26(6)		86,000	95,255
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		115,000	120,565
Verizon Communications, Inc., 1.75%, 1/20/31		140,000	136,100
Verizon Communications, Inc., 2.99%, 10/30/56		200,000	194,891
			1,113,599
Electric Utilities — 0.1%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		140,000	152,284
Duke Energy Florida LLC, 3.85%, 11/15/42		40,000	47,734
Duke Energy Progress LLC, 4.15%, 12/1/44		40,000	49,453
Exelon Corp., 4.45%, 4/15/46		20,000	24,931
27

	Shares/Principal Amount	Value
Greenko Investment Co., 4.875%, 8/16/23(6)	$57,000	$57,674
Israel Electric Corp. Ltd., 6.875%, 6/21/23(6)	57,000	63,493
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	76,055
NRG Energy, Inc., 7.25%, 5/15/26	75,000	78,111
PacifiCorp, 2.90%, 6/15/52	60,000	61,352
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, MTN, 3.00%, 6/30/30	300,000	301,056
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	20,000	22,967
Virginia Electric and Power Co., 2.45%, 12/15/50	70,000	66,248
		1,001,358
Equity Real Estate Investment Trusts (REITs) — 0.1%
EPR Properties, 4.95%, 4/15/28	398,000	430,980
IIP Operating Partnership LP, 5.50%, 5/25/26(6)	180,000	188,361
Iron Mountain, Inc., 4.875%, 9/15/29(6)	355,000	372,384
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	90,000	97,530
		1,089,255
Food and Staples Retailing†
Kroger Co. (The), 3.875%, 10/15/46	80,000	90,198
Food Products†
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(6)	90,000	92,471
MHP SE, 7.75%, 5/10/24(6)	71,000	76,819
Post Holdings, Inc., 4.625%, 4/15/30(6)	190,000	193,818
		363,108
Gas Utilities†
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	114,000	125,987
Health Care Providers and Services — 0.2%
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(6)	17,000	18,842
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(6)	42,000	41,578
CVS Health Corp., 4.30%, 3/25/28	68,000	78,799
CVS Health Corp., 4.78%, 3/25/38	40,000	50,291
DaVita, Inc., 4.625%, 6/1/30(6)	270,000	279,450
Kaiser Foundation Hospitals, 3.00%, 6/1/51	70,000	74,310
Team Health Holdings, Inc., 6.375%, 2/1/25(6)	45,000	41,794
Tenet Healthcare Corp., 6.75%, 6/15/23	50,000	54,313
Tenet Healthcare Corp., 6.125%, 10/1/28(6)	245,000	261,242
Universal Health Services, Inc., 2.65%, 10/15/30(6)	335,000	341,380
		1,241,999
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(6)	120,000	121,956
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(6)	290,000	292,729
Golden Nugget, Inc., 6.75%, 10/15/24(6)	140,000	140,525
MGM Resorts International, 6.00%, 3/15/23	135,000	142,819
MGM Resorts International, 4.625%, 9/1/26	39,000	40,706
Penn National Gaming, Inc., 5.625%, 1/15/27(6)	175,000	181,563
Penn National Gaming, Inc., 4.125%, 7/1/29(6)	43,000	42,450
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(6)	235,000	248,806
		1,211,554
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29	253,000	276,402
28

	Shares/Principal Amount	Value
Meritage Homes Corp., 5.125%, 6/6/27	$190,000	$214,227
		490,629
Industrial Conglomerates†
General Electric Co., 4.35%, 5/1/50	170,000	209,872
Insurance†
American International Group, Inc., 6.25%, 5/1/36	200,000	283,780
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)	86,000	93,576
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23	200,000	207,544
Meituan, 3.05%, 10/28/30(6)	300,000	281,071
Prosus NV, 3.68%, 1/21/30(6)	300,000	316,428
		805,043
IT Services†
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	99,370
Life Sciences Tools and Services†
Agilent Technologies, Inc., 2.30%, 3/12/31	310,000	316,875
Media — 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(6)	80,000	83,980
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(6)	274,000	283,047
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	50,000	70,509
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	160,000	194,600
CSC Holdings LLC, 5.875%, 9/15/22	125,000	130,916
CSC Holdings LLC, 5.25%, 6/1/24	180,000	194,715
DISH DBS Corp., 7.75%, 7/1/26	165,000	188,513
Gray Television, Inc., 5.875%, 7/15/26(6)	175,000	180,906
Lamar Media Corp., 3.75%, 2/15/28	185,000	188,386
TEGNA, Inc., 4.625%, 3/15/28	376,000	387,895
ViacomCBS, Inc., 4.375%, 3/15/43	100,000	118,516
Ziggo BV, 5.50%, 1/15/27(6)	150,000	155,714
		2,177,697
Metals and Mining — 0.3%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(6)	200,000	210,906
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(6)	235,000	249,712
First Quantum Minerals Ltd., 7.25%, 4/1/23	50,000	51,000
First Quantum Minerals Ltd., 6.50%, 3/1/24(6)	140,000	142,937
Freeport-McMoRan, Inc., 5.40%, 11/14/34	215,000	273,630
GUSAP III LP, 4.25%, 1/21/30(6)	300,000	326,901
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(6)	300,000	350,289
Minera Mexico SA de CV, 4.50%, 1/26/50(6)	300,000	337,221
Teck Resources Ltd., 6.25%, 7/15/41	130,000	175,517
		2,118,113
Mortgage Real Estate Investment Trusts (REITs)†
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(6)	355,000	354,113
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41	30,000	39,349
NiSource, Inc., 5.65%, 2/1/45	70,000	98,516
29

	Shares/Principal Amount	Value
Sempra Energy, 3.25%, 6/15/27	$50,000	$54,502
		192,367
Oil, Gas and Consumable Fuels — 0.3%
Antero Resources Corp., 7.625%, 2/1/29(6)	133,000	145,967
BP Capital Markets America, Inc., 3.06%, 6/17/41	100,000	103,249
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	90,000	92,246
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	163,138
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)	300,000	302,795
Gazprom PJSC Via Gaz Capital SA, 6.51%, 3/7/22(6)	79,000	81,712
Gazprom PJSC Via Gaz Capital SA, 7.29%, 8/16/37(6)	79,000	110,491
KazMunayGas National Co. JSC, 4.75%, 4/19/27	300,000	340,872
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	60,000	85,489
MEG Energy Corp., 6.50%, 1/15/25(6)	49,000	50,696
MEG Energy Corp., 5.875%, 2/1/29(6)	120,000	124,213
NuStar Logistics LP, 4.75%, 2/1/22	40,000	40,269
Petroleos Mexicanos, 3.50%, 1/30/23	50,000	50,967
Petroleos Mexicanos, 6.50%, 3/13/27	80,000	84,820
Petroleos Mexicanos, 5.50%, 6/27/44	60,000	49,367
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	300,000	340,467
SM Energy Co., 5.00%, 1/15/24	70,000	69,777
Southwestern Energy Co., 6.45%, 1/23/25	150,000	164,431
Suncor Energy, Inc., 3.75%, 3/4/51	60,000	66,694
		2,467,660
Personal Products†
Avon Products, Inc., 6.50%, 3/15/23	45,000	47,981
Pharmaceuticals — 0.1%
Astrazeneca Finance LLC, 1.75%, 5/28/28	310,000	315,714
Bausch Health Cos., Inc., 6.125%, 4/15/25(6)	110,000	112,406
		428,120
Real Estate Management and Development†
Howard Hughes Corp. (The), 4.375%, 2/1/31(6)	212,000	211,727
Road and Rail†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	15,468
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	98,866
		114,334
Software†
Oracle Corp., 3.60%, 4/1/40	280,000	300,294
Specialty Retail†
Home Depot, Inc. (The), 2.375%, 3/15/51	270,000	256,254
Rent-A-Center, Inc., 6.375%, 2/15/29(6)	80,000	86,173
		342,427
Technology Hardware, Storage and Peripherals — 0.1%
NCR Corp., 5.125%, 4/15/29(6)	180,000	187,609
Seagate HDD Cayman, 4.875%, 6/1/27	175,000	195,562
Western Digital Corp., 4.75%, 2/15/26	308,000	342,265
		725,436
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(6)	90,000	95,446
Thrifts and Mortgage Finance†
United Wholesale Mortgage LLC, 5.50%, 4/15/29(6)	195,000	193,820
30

		Shares/Principal Amount	Value
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27		$300,000	$313,222
DP World Crescent Ltd., MTN, 4.85%, 9/26/28		300,000	344,167
			657,389
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(6)		130,000	138,093
Millicom International Cellular SA, 5.125%, 1/15/28(6)		128,700	134,295
Sprint Corp., 7.875%, 9/15/23		70,000	79,286
Sprint Corp., 7.125%, 6/15/24		315,000	362,565
T-Mobile USA, Inc., 4.75%, 2/1/28		205,000	218,181
T-Mobile USA, Inc., 3.50%, 4/15/31(6)		85,000	89,269
T-Mobile USA, Inc., 3.50%, 4/15/31		15,000	15,753
			1,037,442
TOTAL CORPORATE BONDS (Cost $27,861,763)			28,963,502
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.9%
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	305,000	240,343
Australia Government Bond, 3.00%, 3/21/47	AUD	120,000	105,551
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	90,842
			436,736
Austria†
Republic of Austria Government Bond, 3.40%, 11/22/22(6)	EUR	69,000	86,274
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	41,000	52,202
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	29,000	56,361
			194,837
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	27,000	55,449
Canada — 0.2%
Canadian Government Bond, 0.25%, 3/1/26	CAD	850,000	664,173
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	179,000	145,132
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	172,980
Province of Quebec Canada, 3.00%, 9/1/23	CAD	215,000	181,189
Province of Quebec Canada, 5.75%, 12/1/36	CAD	108,000	126,504
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	19,183
			1,309,161
China — 1.5%
China Government Bond, 2.64%, 8/13/22	CNY	63,500,000	9,850,443
China Government Bond, 2.88%, 11/5/23	CNY	19,000,000	2,969,359
China Government Bond, 3.25%, 6/6/26	CNY	400,000	63,515
China Government Bond, 3.29%, 5/23/29	CNY	300,000	47,615
			12,930,932
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	610,000	29,693
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	245,000	41,393
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	17,923
			59,316
31

		Shares/Principal Amount	Value
Finland — 0.1%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	58,000	$81,824
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	350,000	419,921
			501,745
France — 0.2%
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	1,050,000	1,258,607
Indonesia†
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	2,000,000,000	157,028
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	97,203
Italy†
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	35,000	44,191
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	288,853
			333,044
Japan — 0.5%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	60,800,000	737,281
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	29,700,000	353,992
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	131,900,000	1,347,289
Japanese Government CPI Linked Bond, 0.10%, 3/10/29	JPY	175,249,236	1,642,986
			4,081,548
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	250,000	62,498
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	2,290,000	116,047
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	227,873
			343,920
Namibia†
Namibia International Bond, 5.25%, 10/29/25		$200,000	214,460
Netherlands†
Netherlands Government Bond, 0.00%, 1/15/22(6)(7)	EUR	65,000	77,336
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	100,000	125,888
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	27,000	54,383
			257,607
Norway†
Norway Government Bond, 2.00%, 5/24/23(6)	NOK	85,000	9,872
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	510,000	60,031
			69,903
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	81,454
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	215,000	60,310
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	1,400,000	19,495
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	90,000	68,402
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	177,733
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	3,000	4,639
			182,372
Thailand†
Thailand Government Bond, 3.625%, 6/16/23	THB	1,150,000	37,012
32

		Shares/Principal Amount	Value
Thailand Government Bond, 3.85%, 12/12/25	THB	3,200,000	$110,245
			147,257
Turkey†
Turkey Government International Bond, 6.875%, 3/17/36		$200,000	204,551
United Kingdom — 0.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	1,100,000	1,519,166
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	35,455
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $23,721,973)			24,712,149
COLLATERALIZED LOAN OBLIGATIONS — 0.8%
Ares LVI CLO Ltd., Series 2020-56A, Class C, VRN, 2.53%, (3-month LIBOR plus 2.40%), 10/25/31(6)		325,000	326,052
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 1.73%, (3-month LIBOR plus 1.60%), 4/17/33(6)		375,000	374,519
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.58%, (3-month LIBOR plus 1.45%), 4/20/31(6)		300,000	299,217
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.53%, (3-month LIBOR plus 1.40%), 4/17/31(6)		325,000	323,021
Dryden Senior Loan Fund, Series 2017-50A, Class A1R, VRN, 1.13%, (3-month LIBOR plus 1.00%), 7/15/30(6)		250,000	250,329
Dryden Senior Loan Fund, Series 2021-87A, Class D, VRN, 3.07%, (3-month LIBOR plus 2.95%), 5/20/34(6)		250,000	251,257
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.18%, (3-month LIBOR plus 2.05%), 4/15/33(6)		200,000	200,805
Elmwood CLO IV Ltd., Series 2020-1A, Class D, VRN, 3.28%, (3-month LIBOR plus 3.15%), 4/15/33(6)		100,000	100,628
Elmwood CLO V Ltd., Series 2020-2A, Class C, VRN, 2.875%, (3-month LIBOR plus 2.75%), 7/24/31(6)		375,000	376,364
Elmwood CLO V Ltd., Series 2020-2A, Class CR, VRN, 2.12%, (3-month LIBOR plus 2.00%), 10/20/34(6)(8)		275,000	275,003
Elmwood CLO VII Ltd., Series 2020-4A, Class C, VRN, 2.38%, (3-month LIBOR plus 2.25%), 1/17/34(6)		200,000	201,609
Flatiron CLO Ltd., Series 2020-1A, Class C, VRN, 2.61%, (3-month LIBOR plus 2.45%), 11/20/33(6)		250,000	253,356
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.25%, (3-month LIBOR plus 1.12%), 7/20/31(6)		175,000	175,286
Kayne CLO Ltd., Series 2020-9A, Class C, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/15/34(6)		250,000	254,241
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/31(6)		300,000	300,007
Logan CLO I Ltd., Series 2021-1A, Class C, VRN, 2.05%, (3-month LIBOR plus 1.90%), 7/20/34(6)		250,000	249,605
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.63%, (3-month LIBOR plus 1.50%), 4/15/31(6)		300,000	299,081
Magnetite XIV-R Ltd., Series 2015-14RA, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 10/18/31(6)		250,000	249,734
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 2.23%, (3-month LIBOR plus 2.10%), 1/25/32(6)		300,000	301,176
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class DR, VRN, 2.98%, (3-month LIBOR plus 2.85%), 1/20/31(6)		125,000	125,439
33

	Shares/Principal Amount	Value
Neuberger Berman Loan Advisers CLO Ltd., Series 2019-34A, Class C1, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/20/33(6)	$200,000	$201,353
Octagon Ltd., Series 2021-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.05%), 7/15/34(6)	250,000	251,933
OHA Credit Funding Ltd., Series 2020-7A, Class B, VRN, 1.83%, (3-month LIBOR plus 1.70%), 10/19/32(6)	250,000	250,460
OHA Credit Partners VII Ltd., Series 2012-7A, Class D1R3, VRN, 3.06%, (3-month LIBOR plus 2.90%), 2/20/34(6)	200,000	200,917
Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, VRN, 2.98%, (3-month LIBOR plus 2.80%), 7/20/34(6)	175,000	175,903
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.58%, (3-month LIBOR plus 2.45%), 10/15/32(6)	250,000	250,883
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.48%, (3-month LIBOR plus 2.35%), 1/20/32(6)	250,000	251,121
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.83%, (3-month LIBOR plus 1.70%), 4/18/33(6)	500,000	502,132
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $7,233,162)		7,271,431
COMMERCIAL PAPER(4) — 0.5%
Ridgefield Funding Co. LLC, 0.19%, 11/2/21(6)	1,070,000	1,069,726
Royal Bank of Canada (New York), VRN, 0.14%, (3-month LIBOR plus 0.01%), 1/27/22	1,270,000	1,270,088
Societe Generale SA, 0.19%, 10/21/21(6)	520,000	519,892
Toronto-Dominion Bank (The), 0.23%, 4/11/22(6)	1,520,000	1,518,406
TOTAL COMMERCIAL PAPER (Cost $4,376,809)		4,378,112
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	100,000	153,423
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	15,000	21,877
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	14,713
Michigan Finance Authority Rev., 4.00%, 8/20/21 (LOC: JPMorgan Chase Bank N.A.)	800,000	801,573
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	40,000	67,102
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	49,099
New York City GO, 6.27%, 12/1/37	5,000	7,474
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	96,801
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	35,000	50,072
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	110,778
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	125,464
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	140,000	199,010
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	14,151
State of California GO, 4.60%, 4/1/38	30,000	35,273
State of California GO, 7.55%, 4/1/39	20,000	34,748
State of California GO, 7.30%, 10/1/39	25,000	40,641
State of California GO, 7.60%, 11/1/40	40,000	71,243
State of New York Mortgage Agency Rev., VRDN, 0.04%, 8/1/21 (SBBPA: Barclays Bank plc)	395,000	395,000
State of Texas Rev., 4.00%, 8/26/21	1,180,000	1,183,129
34

	Shares/Principal Amount	Value
State of Washington GO, 5.14%, 8/1/40	$20,000	$28,420
TOTAL MUNICIPAL SECURITIES (Cost $3,202,073)		3,499,991
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Private Sponsor Collateralized Mortgage Obligations — 0.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	3,482	3,569
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.63%, 3/25/35	10,974	11,161
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.83%, 6/25/34	36,527	37,348
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.01%, 8/25/34	35,358	36,210
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	25,778	26,683
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.34%, 6/25/34	13,319	13,343
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.60%, 5/25/34	25,177	24,741
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.89%, 1/25/35	23,550	24,030
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(6)	22,713	22,995
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.79%, 11/21/34	52,708	53,274
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.19%, 11/25/35	20,775	20,760
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.82%, 2/25/35	18,329	18,513
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.82%, 2/25/35	7,332	7,426
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 1.75%, (SOFR plus 1.70%), 12/27/33(6)	550,000	551,157
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(6)	15,484	15,813
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	13,807	14,187
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	15,565	16,249
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	334	341
		897,800
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.84%, (1-month LIBOR plus 3.75%), 9/25/24	388,132	395,318
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.09%, (1-month LIBOR plus 5.00%), 12/25/28	311,902	325,196
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.44%, (1-month LIBOR plus 1.35%), 3/25/29	2,837	2,836
FHLMC, Series 2016-HQA4, Class M3, VRN, 3.99%, (1-month LIBOR plus 3.90%), 4/25/29	713,854	737,433
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	198,465	35,039
FNMA, Series 2014-C02, Class 2M2, VRN, 2.69%, (1-month LIBOR plus 2.60%), 5/25/24	205,481	207,637
FNMA, Series 2015-C04, Class 1M2, VRN, 5.79%, (1-month LIBOR plus 5.70%), 4/25/28	122,129	129,394
FNMA, Series 2016-C03, Class 2M2, VRN, 5.99%, (1-month LIBOR plus 5.90%), 10/25/28	66,937	70,673
35

	Shares/Principal Amount	Value
FNMA, Series 2017-C03, Class 1M2, VRN, 3.09%, (1-month LIBOR plus 3.00%), 10/25/29	$66,638	$68,519
FNMA, Series 2018-C04, Class 2M2, VRN, 2.64%, (1-month LIBOR plus 2.55%), 12/25/30	468,442	474,861
		2,446,906
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,194,683)		3,344,706
ASSET-BACKED SECURITIES — 0.3%
Arbys Funding LLC, Series 2020-1A, Class A2 SEQ, 3.24%, 7/30/50(6)	495,000	523,338
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(6)	55,410	56,817
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(6)	300,000	302,954
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(6)	900,000	922,225
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(6)	153,756	158,291
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(6)	105,902	110,410
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	36,176	37,427
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(6)	207,130	207,297
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	173,236	181,538
TOTAL ASSET-BACKED SECURITIES (Cost $2,442,971)		2,500,297
PREFERRED STOCKS — 0.3%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	300,000	401,682
Diversified Telecommunication Services†
Telefonica Europe BV, 3.00%	300,000	368,330
Electric Utilities — 0.1%
Electricite de France SA, 3.375%	200,000	252,374
Enel SpA, 2.25%	100,000	125,395
		377,769
Insurance — 0.1%
Allianz SE, 2.625%	200,000	243,774
Allianz SE, MTN, 4.75%	100,000	130,923
Assicurazioni Generali SpA, MTN, 4.60%	100,000	134,194
Intesa Sanpaolo Vita SpA, 4.75%	100,000	130,985
		639,876
Oil, Gas and Consumable Fuels†
Eni SpA, 3.375%	200,000	256,586
Trading Companies and Distributors†
Aircastle Ltd., 5.25%(6)	285,000	288,563
TOTAL PREFERRED STOCKS (Cost $2,290,396)		2,332,806
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 2.25%, (12-month LIBOR plus 1.87%), 7/1/36	$13,553	14,365
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.14%), 10/1/36	19,560	20,936
36

	Shares/Principal Amount	Value
FHLMC, VRN, 2.42%, (1-year H15T1Y plus 2.26%), 4/1/37	$24,246	$25,842
FHLMC, VRN, 2.30%, (12-month LIBOR plus 1.77%), 9/1/40	6,809	7,089
FHLMC, VRN, 2.15%, (12-month LIBOR plus 1.88%), 5/1/41	5,447	5,683
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.86%), 7/1/41	14,070	14,961
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	4,231	4,342
FHLMC, VRN, 1.87%, (12-month LIBOR plus 1.62%), 6/1/43	76	77
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 6/1/43	2,589	2,598
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	17,179	17,920
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	22,045	22,991
FNMA, VRN, 1.79%, (6-month LIBOR plus 1.54%), 9/1/35	5,779	6,023
FNMA, VRN, 2.36%, (1-year H15T1Y plus 2.16%), 3/1/38	21,904	23,355
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	3,589	3,737
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.86%), 3/1/40	5,090	5,409
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	8,642	9,136
		184,464
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, 7.00%, 8/1/29	339	374
FHLMC, 8.00%, 7/1/30	2,155	2,593
FHLMC, 5.50%, 12/1/33	18,259	20,817
FHLMC, 6.00%, 11/1/38	73,229	85,288
FNMA, 7.00%, 6/1/26	121	133
FNMA, 7.00%, 1/1/29	2,020	2,048
FNMA, 6.50%, 4/1/29	4,178	4,703
FNMA, 6.50%, 8/1/29	1,740	1,986
FNMA, 6.50%, 12/1/29	5,377	6,051
FNMA, 7.00%, 3/1/30	1,109	1,218
FNMA, 7.50%, 9/1/30	794	921
FNMA, 7.00%, 9/1/31	3,467	3,658
FNMA, 6.50%, 1/1/32	1,105	1,243
FNMA, 6.50%, 8/1/32	2,120	2,413
FNMA, 6.50%, 11/1/32	20,988	24,341
FNMA, 5.50%, 6/1/33	7,010	8,099
FNMA, 5.50%, 8/1/33	14,028	16,227
FNMA, 3.50%, 3/1/34	40,425	43,539
FNMA, 5.50%, 1/1/37	42,604	49,473
FNMA, 6.50%, 8/1/37	15,226	17,514
FNMA, 6.50%, 8/1/47	4,710	5,117
FNMA, 6.50%, 9/1/47	11,273	12,211
FNMA, 6.50%, 9/1/47	542	588
FNMA, 6.50%, 9/1/47	5,961	6,455
GNMA, 7.50%, 10/15/25	631	640
GNMA, 6.00%, 3/15/26	2,040	2,284
GNMA, 7.00%, 12/15/27	2,127	2,135
GNMA, 7.00%, 5/15/31	5,866	6,895
GNMA, 5.50%, 11/15/32	9,596	11,062
GNMA, 6.50%, 10/15/38	174,311	209,492
GNMA, 4.50%, 5/20/41	112,097	124,751
GNMA, 4.50%, 6/15/41	152,266	174,622
GNMA, 3.50%, 4/20/45	28,174	30,056
GNMA, 2.50%, 2/20/47	18,802	19,627
		898,574
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $986,276)		1,083,038
37

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.1%
iShares MSCI EAFE Value ETF	4,798	$247,673
iShares Russell 2000 Growth ETF	1,396	418,870
TOTAL EXCHANGE-TRADED FUNDS (Cost $685,769)		666,543
TEMPORARY CASH INVESTMENTS — 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $36,874,568)	36,874,568	36,874,568
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(9) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $843,131)	843,131	843,131
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $645,590,522)		854,202,569
OTHER ASSETS AND LIABILITIES — 0.6%		5,110,318
TOTAL NET ASSETS — 100.0%		$859,312,887
38

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	560,048	USD	419,146	Bank of America N.A.	9/15/21	$(8,071)
USD	444,624	AUD	574,992	Bank of America N.A.	9/15/21	22,581
USD	432,131	AUD	576,006	Bank of America N.A.	9/15/21	9,344
BRL	2,899,741	USD	566,522	Goldman Sachs & Co.	9/15/21	(12,949)
USD	280,699	BRL	1,428,336	Goldman Sachs & Co.	9/15/21	8,024
CAD	36,571	USD	28,624	Morgan Stanley	9/29/21	689
CAD	18,167	USD	14,422	Morgan Stanley	9/29/21	140
USD	1,104,985	CAD	1,336,148	Bank of America N.A.	9/15/21	34,031
USD	247,342	CAD	300,902	Bank of America N.A.	9/15/21	6,163
USD	2,116	CAD	2,608	Morgan Stanley	9/29/21	25
USD	667,123	CAD	826,608	Morgan Stanley	9/29/21	4,567
USD	15,743	CAD	19,782	Morgan Stanley	9/29/21	(113)
USD	18,630	CAD	23,402	Morgan Stanley	9/29/21	(128)
USD	541,131	CHF	483,993	Morgan Stanley	9/15/21	6,248
CLP	10,793	USD	15	Goldman Sachs & Co.	9/15/21	(1)
USD	13,201,200	CNY	84,943,120	Goldman Sachs & Co.	9/15/21	107,444
COP	759,427,986	USD	210,715	Goldman Sachs & Co.	9/15/21	(15,335)
USD	202,150	COP	759,041,098	Goldman Sachs & Co.	9/15/21	6,869
USD	31,779	CZK	662,404	UBS AG	9/15/21	985
USD	74,337	DKK	452,912	UBS AG	9/15/21	2,058
EUR	87,489	USD	104,021	JPMorgan Chase Bank N.A.	8/18/21	(207)
EUR	13,430	USD	15,890	Credit Suisse AG	9/30/21	60
EUR	18,955	USD	22,353	Credit Suisse AG	9/30/21	158
EUR	12,580	USD	14,958	Credit Suisse AG	9/30/21	(18)
USD	6,992,777	EUR	5,911,254	JPMorgan Chase Bank N.A.	8/18/21	(21,474)
USD	1,567,464	EUR	1,314,159	Credit Suisse AG	9/30/21	6,751
USD	571,602	EUR	479,230	Credit Suisse AG	9/30/21	2,462
USD	18,598	EUR	15,555	Credit Suisse AG	9/30/21	125
USD	38,023	EUR	31,828	Credit Suisse AG	9/30/21	223
USD	45,048	EUR	37,998	Credit Suisse AG	9/30/21	(78)
USD	15,942	EUR	13,430	Credit Suisse AG	9/30/21	(8)
USD	16,620	EUR	14,025	Credit Suisse AG	9/30/21	(36)
USD	21,821	EUR	18,530	Credit Suisse AG	9/30/21	(186)
USD	64,689	EUR	54,933	Credit Suisse AG	9/30/21	(550)
USD	21,739	EUR	18,445	Credit Suisse AG	9/30/21	(166)
USD	18,086	EUR	15,300	Credit Suisse AG	9/30/21	(84)
USD	19,722	EUR	16,575	Credit Suisse AG	9/30/21	38
USD	42,698	EUR	36,109	Goldman Sachs & Co.	9/30/21	(186)
GBP	33,164	USD	45,166	JPMorgan Chase Bank N.A.	9/30/21	939
GBP	33,631	USD	46,685	JPMorgan Chase Bank N.A.	9/30/21	69
GBP	27,716	USD	38,531	JPMorgan Chase Bank N.A.	9/30/21	—
USD	1,207,185	GBP	854,705	Bank of America N.A.	9/15/21	19,019
USD	45,072	GBP	32,422	Goldman Sachs & Co.	9/30/21	(2)
USD	1,556,479	GBP	1,118,208	JPMorgan Chase Bank N.A.	9/30/21	1,940
USD	34,626	GBP	25,139	JPMorgan Chase Bank N.A.	9/30/21	(322)
HKD	116,739	USD	15,003	Bank of America N.A.	9/30/21	21
HKD	83,876	USD	10,779	Bank of America N.A.	9/30/21	15
HKD	31,392	USD	4,037	Bank of America N.A.	9/30/21	3
USD	5,762	HKD	44,762	Bank of America N.A.	9/30/21	1
39

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,565	HKD	43,250	Bank of America N.A.	9/30/21	$(1)
USD	14,910	HKD	115,893	Bank of America N.A.	9/30/21	(5)
USD	13,334	HKD	103,617	Bank of America N.A.	9/30/21	(1)
USD	51,660	HKD	401,252	Bank of America N.A.	9/30/21	20
USD	2,146	HKD	16,677	Bank of America N.A.	9/30/21	—
USD	15,393	HKD	119,682	Bank of America N.A.	9/30/21	(10)
USD	19	HUF	5,289	UBS AG	9/15/21	1
IDR	4,210,629,690	USD	291,918	Goldman Sachs & Co.	9/15/21	(1,641)
USD	24	ILS	77	UBS AG	9/17/21	—
USD	373,594	INR	27,577,603	Goldman Sachs & Co.	9/15/21	4,579
JPY	1,215,810	USD	11,040	Bank of America N.A.	9/30/21	48
JPY	2,064,571	USD	18,878	Bank of America N.A.	9/30/21	(50)
JPY	2,505,940	USD	22,758	Bank of America N.A.	9/30/21	95
JPY	1,485,990	USD	13,495	Bank of America N.A.	9/30/21	56
JPY	1,805,940	USD	16,475	Bank of America N.A.	9/30/21	(5)
USD	3,652,980	JPY	402,285,911	Bank of America N.A.	8/18/21	(14,391)
USD	493,916	JPY	54,626,130	Bank of America N.A.	9/30/21	(4,248)
USD	544,636	JPY	60,235,637	Bank of America N.A.	9/30/21	(4,684)
USD	17,198	JPY	1,905,480	Bank of America N.A.	9/30/21	(179)
USD	17,957	JPY	1,983,690	Bank of America N.A.	9/30/21	(133)
USD	214,912	JPY	23,632,104	Bank of America N.A.	9/30/21	(602)
USD	19,106	JPY	2,097,384	Bank of America N.A.	9/30/21	(21)
USD	2,122	KRW	2,368,712	Goldman Sachs & Co.	9/15/21	69
KZT	60,927,902	USD	140,500	Goldman Sachs & Co.	9/15/21	1,401
USD	119,505	MXN	2,385,218	Morgan Stanley	9/15/21	371
MYR	1,954,495	USD	474,104	Goldman Sachs & Co.	9/15/21	(13,578)
NOK	257,486	USD	29,157	UBS AG	9/30/21	(9)
NOK	86,500	USD	10,155	UBS AG	9/30/21	(363)
USD	77,440	NOK	640,807	UBS AG	9/15/21	4,899
USD	390,399	NOK	3,351,044	UBS AG	9/30/21	11,053
USD	11,809	NOK	103,376	UBS AG	9/30/21	107
USD	3,520	NOK	31,501	UBS AG	9/30/21	(46)
NZD	286,983	USD	200,664	Bank of America N.A.	9/15/21	(757)
USD	205,854	NZD	286,944	Bank of America N.A.	9/15/21	5,974
USD	508	PEN	1,964	Goldman Sachs & Co.	9/15/21	24
USD	576,369	PHP	27,704,345	Goldman Sachs & Co.	9/15/21	23,183
USD	67,293	PLN	247,112	UBS AG	9/15/21	3,141
USD	20,778	RUB	1,522,957	Goldman Sachs & Co.	9/15/21	80
SEK	3,676,280	USD	423,517	UBS AG	9/15/21	3,686
SEK	827	USD	100	UBS AG	9/15/21	(4)
USD	71,054	SGD	94,171	Bank of America N.A.	9/15/21	1,557
USD	656,551	THB	20,514,594	Goldman Sachs & Co.	9/15/21	32,534
						$233,228

40

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	2	September 2021	$321,141	$3,057
Korean Treasury 10-Year Bonds	3	September 2021	334,493	5,941
U.S. Treasury 2-Year Notes	70	September 2021	15,445,937	(5,605)
U.S. Treasury 5-Year Notes	161	September 2021	20,035,695	63,582
U.S. Treasury Ultra Bonds	10	September 2021	1,995,313	17,168
			$38,132,579	$84,143
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	10	September 2021	$1,344,531	$(2,391)
U.S. Treasury Long Bonds	7	September 2021	1,153,031	(56,232)
			$2,497,562	$(58,623)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Sell	5.00%	6/20/24	$3,920,450	$152,068	$203,839	$355,907
Markit CDX North America High Yield Index Series 35	Sell	5.00%	12/20/25	$13,367,000	1,065,692	244,761	1,310,453
					$1,217,760	$448,600	$1,666,360

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
41

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LIBOR	-	London Interbank Offered Rate
AUD	-	Australian Dollar	LOC	-	Letter of Credit
BRL	-	Brazilian Real	MTN	-	Medium Term Note
CAD	-	Canadian Dollar	MXN	-	Mexican Peso
CDX	-	Credit Derivatives Indexes	MYR	-	Malaysian Ringgit
CHF	-	Swiss Franc	NOK	-	Norwegian Krone
CLP	-	Chilean Peso	NZD	-	New Zealand Dollar
CNY	-	Chinese Yuan	PEN	-	Peruvian Sol
COP	-	Colombian Peso	PHP	-	Philippine Peso
CPI	-	Consumer Price Index	PLN	-	Polish Zloty
CZK	-	Czech Koruna	RUB	-	Russian Ruble
DKK	-	Danish Krone	SBBPA	-	Standby Bond Purchase Agreement
EUR	-	Euro	SEK	-	Swedish Krona
FHLB	-	Federal Home Loan Bank	SEQ	-	Sequential Payer
FHLMC	-	Federal Home Loan Mortgage Corporation	SGD	-	Singapore Dollar
FNMA	-	Federal National Mortgage Association	SOFR	-	Secured Overnight Financing Rate
GBP	-	British Pound	THB	-	Thai Baht
GNMA	-	Government National Mortgage Association	USD	-	United States Dollar
GO	-	General Obligation	VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
IO	-	Interest Only
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,960,738. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,413,656.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $26,439,578, which represented 3.1% of total net assets.
(7)Security is a zero-coupon bond.
(8)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,057,994, which includes securities collateral of $1,214,863.

See Notes to Financial Statements.
42

Statement of Assets and Liabilities

JULY 31, 2021
Assets
Investment securities - unaffiliated, at value (cost of $335,251,611) — including $1,960,738 of securities on loan	$433,860,257
Investment securities - affiliated, at value (cost of $309,495,780)	419,499,181
Investment made with cash collateral received for securities on loan, at value (cost of $843,131)	843,131
Total investment securities, at value (cost of $645,590,522)	854,202,569
Cash	94,136
Foreign currency holdings, at value (cost of $4,202)	4,199
Foreign deposits with broker for futures contracts, at value (cost of $35,990)	36,647
Receivable for investments sold	5,936,465
Receivable for capital shares sold	254,377
Receivable for variation margin on futures contracts	13,028
Unrealized appreciation on forward foreign currency exchange contracts	333,870
Dividends and interest receivable	1,353,293
Securities lending receivable	1,622
Other assets	27,986
862,258,192

Liabilities
Payable for collateral received for securities on loan	843,131
Payable for investments purchased	1,112,799
Payable for capital shares redeemed	377,563
Payable for variation margin on swap agreements	48,288
Unrealized depreciation on forward foreign currency exchange contracts	100,642
Accrued management fees	396,563
Distribution and service fees payable	65,197
Accrued foreign taxes	1,122
2,945,305

Net Assets	$859,312,887

Net Assets Consist of:
Capital (par value and paid-in surplus)	$594,141,672
Distributable earnings	265,171,215
$859,312,887

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$316,039,237	34,754,224	$9.09
I Class, $0.01 Par Value	$55,466,349	6,149,800	$9.02
A Class, $0.01 Par Value	$177,146,690	19,289,224	$9.18*
C Class, $0.01 Par Value	$23,337,635	2,633,190	$8.86
R Class, $0.01 Par Value	$18,728,759	2,043,292	$9.17
R5 Class, $0.01 Par Value	$15,410	1,708	$9.02
R6 Class, $0.01 Par Value	$268,578,807	29,867,179	$8.99
*Maximum offering price $9.74 (net asset value divided by 0.9425).

See Notes to Financial Statements.
43

Statement of Operations

YEAR ENDED JULY 31, 2021
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$5,270,861
Dividends (net of foreign taxes withheld of $129,227)	3,883,982
Interest (net of foreign taxes withheld of $1,535)	3,686,872
Securities lending, net	22,874
12,864,589

Expenses:
Management fees	8,162,390
Distribution and service fees:
A Class	408,356
C Class	272,077
R Class	88,245
Directors' fees and expenses	21,816
Other expenses	26,759
8,979,643
Fees waived(1)	(3,840,070)
5,139,573

Net investment income (loss)	7,725,016

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $22,973,719 from affiliated funds)	68,264,576
Forward foreign currency exchange contract transactions	(1,000,998)
Futures contract transactions	40,404
Swap agreement transactions	322,952
Foreign currency translation transactions	(33,233)
Capital gain distributions received from affiliated funds	64,661
67,658,362

Change in net unrealized appreciation (depreciation) on:
Investments (including $94,080,754 from affiliated funds and (increase) decrease in accrued foreign taxes of $(523))	129,149,571
Forward foreign currency exchange contracts	525,125
Futures contracts	22,825
Swap agreements	499,552
Translation of assets and liabilities in foreign currencies	1,543
130,198,616

Net realized and unrealized gain (loss)	197,856,978

Net Increase (Decrease) in Net Assets Resulting from Operations	$205,581,994
(1)Amount consists of $1,417,103, $249,260, $792,218, $132,061, $85,608, $62, $1,163,758 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
44

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2021 AND JULY 31, 2020
Increase (Decrease) in Net Assets	July 31, 2021	July 31, 2020
Operations
Net investment income (loss)	$7,725,016	$7,535,867
Net realized gain (loss)	67,658,362	109,420,406
Change in net unrealized appreciation (depreciation)	130,198,616	(58,794,425)
Net increase (decrease) in net assets resulting from operations	205,581,994	58,161,848

Distributions to Shareholders
From earnings:
Investor Class	(17,917,667)	(39,330,667)
I Class	(3,556,580)	(7,242,449)
A Class	(9,386,645)	(20,887,372)
C Class	(1,759,444)	(4,378,225)
R Class	(967,727)	(2,438,972)
R5 Class	(777)	(1,169)
R6 Class	(15,520,125)	(29,024,821)
Decrease in net assets from distributions	(49,108,965)	(103,303,675)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(12,970,944)	(15,707,169)

Net increase (decrease) in net assets	143,502,085	(60,848,996)

Net Assets
Beginning of period	715,810,802	776,659,798
End of period	$859,312,887	$715,810,802

See Notes to Financial Statements.
45

Notes to Financial Statements

JULY 31, 2021

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

46

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

47

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

48

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$843,131	—	—	—	$843,131
Gross amount of recognized liabilities for securities lending transactions					$843,131
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2021, the investment advisor agreed to waive an additional 0.33% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to increase the amount of the additional waiver from 0.33% to 0.37% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	0.66%
I Class	0.70% to 0.95%	0.95%	0.46%
A Class	0.90% to 1.15%	1.15%	0.66%
C Class	0.90% to 1.15%	1.15%	0.66%
R Class	0.90% to 1.15%	1.15%	0.66%
R5 Class	0.70% to 0.95%	0.95%	0.46%
R6 Class	0.55% to 0.80%	0.80%	0.31%

49

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,033,560 and $487,114, respectively. The effect of interfund transactions on the Statement of Operations was $111,714 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2021 totaled $338,876,127, of which $82,934,066 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2021 totaled $421,876,101, of which $95,428,243 represented U.S. Treasury and Government Agency obligations.
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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2021		Year ended July 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		600,000,000
Sold	3,263,504	$27,478,027	2,677,423	$19,251,738
Issued in reinvestment of distributions	2,162,944	17,450,952	5,236,240	38,015,100
Redeemed	(5,962,227)	(49,655,857)	(10,625,986)	(76,896,330)
	(535,779)	(4,726,878)	(2,712,323)	(19,629,492)
I Class/Shares Authorized	150,000,000		150,000,000
Sold	1,728,521	14,299,849	980,380	7,018,382
Issued in reinvestment of distributions	440,091	3,520,729	995,634	7,168,568
Redeemed	(2,253,030)	(18,424,221)	(2,409,462)	(17,295,574)
	(84,418)	(603,643)	(433,448)	(3,108,624)
A Class/Shares Authorized	325,000,000		375,000,000
Sold	2,538,820	21,425,145	2,238,185	16,347,885
Issued in reinvestment of distributions	1,114,860	9,108,015	2,745,550	20,152,338
Redeemed	(4,024,599)	(33,740,882)	(6,500,804)	(48,442,961)
	(370,919)	(3,207,722)	(1,517,069)	(11,942,738)
C Class/Shares Authorized	90,000,000		90,000,000
Sold	327,892	2,685,619	366,218	2,540,491
Issued in reinvestment of distributions	221,888	1,757,356	601,653	4,301,818
Redeemed	(1,951,339)	(15,933,146)	(1,656,116)	(11,800,971)
	(1,401,559)	(11,490,171)	(688,245)	(4,958,662)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	284,266	2,416,172	326,132	2,369,914
Issued in reinvestment of distributions	117,211	956,064	327,567	2,404,343
Redeemed	(536,673)	(4,556,180)	(720,049)	(5,070,340)
	(135,196)	(1,183,944)	(66,350)	(296,083)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	282	2,345	273	1,931
Issued in reinvestment of distributions	97	777	162	1,169
Redeemed	(49)	(391)	(18)	(144)
	330	2,731	417	2,956
R6 Class/Shares Authorized	455,000,000		90,000,000
Sold	3,954,740	33,471,186	4,002,821	28,609,326
Issued in reinvestment of distributions	1,947,318	15,520,125	4,048,092	29,024,821
Redeemed	(4,924,949)	(40,752,628)	(4,729,221)	(33,408,673)
	977,109	8,238,683	3,321,692	24,225,474
Net increase (decrease)	(1,550,432)	$(12,970,944)	(2,095,326)	$(15,707,169)
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$419,499,181	—	—
Common Stocks	214,455,133	$59,278,009	—
U.S. Treasury Securities	—	44,499,972	—
Corporate Bonds	—	28,963,502	—
Sovereign Governments and Agencies	—	24,712,149	—
Collateralized Loan Obligations	—	7,271,431	—
Commercial Paper	—	4,378,112	—
Municipal Securities	—	3,499,991	—
Collateralized Mortgage Obligations	—	3,344,706	—
Asset-Backed Securities	—	2,500,297	—
Preferred Stocks	—	2,332,806	—
U.S. Government Agency Mortgage-Backed Securities	—	1,083,038	—
Exchange-Traded Funds	666,543	—	—
Temporary Cash Investments	36,874,568	—	—
Temporary Cash Investments - Securities Lending Collateral	843,131	—	—
	$672,338,556	$181,864,013	—
Other Financial Instruments
Futures Contracts	$80,750	$8,998	—
Swap Agreements	—	1,666,360	—
Forward Foreign Currency Exchange Contracts	—	333,870	—
	$80,750	$2,009,228	—

Liabilities
Other Financial Instruments
Futures Contracts	$64,228	—	—
Forward Foreign Currency Exchange Contracts	—	$100,642	—
	$64,228	$100,642	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $14,581,783.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $35,397,546.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $12,431,727 futures contracts purchased and $6,037,833 futures contracts sold.

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Value of Derivative Instruments as of July 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$48,288
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$333,870	Unrealized depreciation on forward foreign currency exchange contracts	100,642
Interest Rate Risk	Receivable for variation margin on futures contracts*	13,028	Payable for variation margin on futures contracts*	—
		$346,898		$148,930
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$322,952	Change in net unrealized appreciation (depreciation) on swap agreements	$499,552
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(1,000,998)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	525,125
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	40,404	Change in net unrealized appreciation (depreciation) on futures contracts	22,825
		$(637,642)		$1,047,502

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

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9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$16,745,049	$20,490,813
Long-term capital gains	$32,363,916	$82,812,862

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$649,887,273
Gross tax appreciation of investments	$208,180,877
Gross tax depreciation of investments	(3,865,581)
Net tax appreciation (depreciation) of investments	204,315,296
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	402,153
Net tax appreciation (depreciation)	$204,717,449
Other book-to-tax adjustments	$(237,977)
Undistributed ordinary income	$20,992,980
Accumulated long-term gains	$39,698,763

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.
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11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2021 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$15,277	—	—	$(32)	$15,245	288	—	$473
American Century Focused Dynamic Growth ETF	53,354	—	$16,647	9,660	46,367	561	$6,177	6
American Century Focused Large Cap Value ETF	37,235	$13,441	—	11,220	61,896	1,010	—	795
American Century Quality Diversified International ETF	28,549	2,200	3,860	6,539	33,428	642	590	674
American Century STOXX U.S. Quality Growth ETF	52,558	—	14,850	9,706	47,414	649	6,901	115
American Century STOXX U.S. Quality Value ETF	35,445	12,781	—	13,795	62,021	1,222	—	816
Avantis Emerging Markets Equity ETF	40,081	762	18,089	6,442	29,196	443	4,925	678
Avantis International Equity ETF	25,977	1,527	3,676	7,945	31,773	499	232	615
Avantis International Small Cap Value ETF	8,563	209	1,199	3,538	11,111	170	276	229
Avantis U.S. Equity ETF	50,644	1,210	8,842	17,966	60,978	815	3,221	718
Avantis U.S. Small Cap Value ETF	11,434	4,684	3,350	7,302	20,070	273	652	217
	$359,117	$36,814	$70,513	$94,081	$419,499	6,572	$22,974	$5,336
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$7.45	0.08	2.09	2.17	(0.06)	(0.47)	(0.53)	$9.09	30.04%	0.67%	1.16%	0.95%	0.46%	44%	$316,039
2020	$7.91	0.08	0.58	0.66	(0.13)	(0.99)	(1.12)	$7.45	8.82%	0.84%	1.16%	1.06%	0.74%	109%	$262,987
2019	$8.57	0.10	0.11	0.21	(0.10)	(0.77)	(0.87)	$7.91	3.96%	1.11%	1.16%	1.27%	1.22%	78%	$300,544
2018(3)	$9.04	0.06	0.28	0.34	(0.12)	(0.69)	(0.81)	$8.57	4.05%	1.11%(4)	1.16%(4)	1.10%(4)	1.05%(4)	58%	$372,601
2017	$7.80	0.10	1.37	1.47	(0.11)	(0.12)	(0.23)	$9.04	19.30%	1.11%	1.16%	1.19%	1.14%	80%	$448,081
2016	$8.19	0.09	0.17	0.26	(0.09)	(0.56)	(0.65)	$7.80	3.61%	1.11%	1.16%	1.23%	1.18%	82%	$438,001
I Class
2021	$7.40	0.10	2.07	2.17	(0.08)	(0.47)	(0.55)	$9.02	30.42%	0.47%	0.96%	1.15%	0.66%	44%	$55,466
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	8.97%	0.64%	0.96%	1.26%	0.94%	109%	$46,105
2019	$8.52	0.11	0.11	0.22	(0.11)	(0.77)	(0.88)	$7.86	4.22%	0.91%	0.96%	1.47%	1.42%	78%	$52,389
2018(3)	$9.00	0.07	0.28	0.35	(0.14)	(0.69)	(0.83)	$8.52	4.18%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$68,975
2017	$7.76	0.12	1.36	1.48	(0.12)	(0.12)	(0.24)	$9.00	19.64%	0.91%	0.96%	1.39%	1.34%	80%	$139,110
2016	$8.16	0.11	0.15	0.26	(0.10)	(0.56)	(0.66)	$7.76	3.71%	0.91%	0.96%	1.43%	1.38%	82%	$123,699

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$7.52	0.06	2.11	2.17	(0.04)	(0.47)	(0.51)	$9.18	29.69%	0.92%	1.41%	0.70%	0.21%	44%	$177,147
2020	$7.97	0.06	0.59	0.65	(0.11)	(0.99)	(1.10)	$7.52	8.58%	1.09%	1.41%	0.81%	0.49%	109%	$147,856
2019	$8.63	0.08	0.11	0.19	(0.08)	(0.77)	(0.85)	$7.97	3.66%	1.36%	1.41%	1.02%	0.97%	78%	$168,774
2018(3)	$9.08	0.05	0.28	0.33	(0.09)	(0.69)	(0.78)	$8.63	3.87%	1.36%(4)	1.41%(4)	0.85%(4)	0.80%(4)	58%	$188,883
2017	$7.84	0.08	1.37	1.45	(0.09)	(0.12)	(0.21)	$9.08	19.02%	1.36%	1.41%	0.94%	0.89%	80%	$209,181
2016	$8.22	0.07	0.18	0.25	(0.07)	(0.56)	(0.63)	$7.84	3.44%	1.36%	1.41%	0.98%	0.93%	82%	$245,955
C Class
2021	$7.29	(0.01)	2.05	2.04	—	(0.47)	(0.47)	$8.86	28.76%	1.67%	2.16%	(0.05)%	(0.54)%	44%	$23,338
2020	$7.75	—(5)	0.58	0.58	(0.05)	(0.99)	(1.04)	$7.29	7.80%	1.84%	2.16%	0.06%	(0.26)%	109%	$29,423
2019	$8.41	0.02	0.11	0.13	(0.02)	(0.77)	(0.79)	$7.75	2.91%	2.11%	2.16%	0.27%	0.22%	78%	$36,620
2018(3)	$8.85	0.01	0.27	0.28	(0.03)	(0.69)	(0.72)	$8.41	3.36%	2.11%(4)	2.16%(4)	0.10%(4)	0.05%(4)	58%	$53,503
2017	$7.64	0.02	1.34	1.36	(0.03)	(0.12)	(0.15)	$8.85	18.07%	2.11%	2.16%	0.19%	0.14%	80%	$66,032
2016	$8.03	0.02	0.16	0.18	(0.01)	(0.56)	(0.57)	$7.64	2.56%	2.11%	2.16%	0.23%	0.18%	82%	$67,920

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$7.51	0.04	2.11	2.15	(0.02)	(0.47)	(0.49)	$9.17	29.58%	1.17%	1.66%	0.45%	(0.04)%	44%	$18,729
2020	$7.96	0.04	0.59	0.63	(0.09)	(0.99)	(1.08)	$7.51	8.16%	1.34%	1.66%	0.56%	0.24%	109%	$16,353
2019	$8.61	0.06	0.12	0.18	(0.06)	(0.77)	(0.83)	$7.96	3.51%	1.61%	1.66%	0.77%	0.72%	78%	$17,858
2018(3)	$9.06	0.03	0.28	0.31	(0.07)	(0.69)	(0.76)	$8.61	3.72%	1.61%(4)	1.66%(4)	0.60%(4)	0.55%(4)	58%	$19,634
2017	$7.82	0.06	1.37	1.43	(0.07)	(0.12)	(0.19)	$9.06	18.64%	1.61%	1.66%	0.69%	0.64%	80%	$22,514
2016	$8.20	0.06	0.17	0.23	(0.05)	(0.56)	(0.61)	$7.82	3.18%	1.61%	1.66%	0.73%	0.68%	82%	$24,678
R5 Class
2021	$7.40	0.10	2.07	2.17	(0.08)	(0.47)	(0.55)	$9.02	30.24%	0.47%	0.96%	1.15%	0.66%	44%	$15
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	9.11%	0.64%	0.96%	1.26%	0.94%	109%	$10
2019	$8.53	0.11	0.10	0.21	(0.11)	(0.77)	(0.88)	$7.86	4.08%	0.91%	0.96%	1.47%	1.42%	78%	$8
2018(3)	$9.00	0.07	0.28	0.35	(0.13)	(0.69)	(0.82)	$8.53	4.24%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$6
2017(6)	$8.05	0.08	0.87	0.95	—	—	—	$9.00	11.80%	0.91%(4)	0.96%(4)	1.46%(4)	1.41%(4)	80%(7)	$6

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2021	$7.38	0.11	2.06	2.17	(0.09)	(0.47)	(0.56)	$8.99	30.57%	0.32%	0.81%	1.30%	0.81%	44%	$268,579
2020	$7.84	0.10	0.59	0.69	(0.16)	(0.99)	(1.15)	$7.38	9.18%	0.49%	0.81%	1.41%	1.09%	109%	$213,077
2019	$8.51	0.13	0.10	0.23	(0.13)	(0.77)	(0.90)	$7.84	4.27%	0.76%	0.81%	1.62%	1.57%	78%	$200,468
2018(3)	$8.99	0.09	0.27	0.36	(0.15)	(0.69)	(0.84)	$8.51	4.36%	0.76%(4)	0.81%(4)	1.45%(4)	1.40%(4)	58%	$200,589
2017	$7.76	0.13	1.36	1.49	(0.14)	(0.12)	(0.26)	$8.99	19.70%	0.76%	0.81%	1.54%	1.49%	80%	$90,339
2016	$8.15	0.12	0.16	0.28	(0.11)	(0.56)	(0.67)	$7.76	4.02%	0.76%	0.81%	1.58%	1.53%	82%	$51,430

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)April 10, 2017 (commencement of sale) through November 30, 2017.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

61

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
62

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	103	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
63

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

64

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

65

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
66

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's total expense ratio by approximately 0.04% (e.g., the Investor Class total expense ratio will be reduced from 0.83% to 0.79%), for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2021.

For corporate taxpayers, the fund hereby designates $1,868,032, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $32,363,916, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2021.

The fund hereby designates $10,962,863 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2021.

71

Notes
72

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 2109

Annual Report

July 31, 2021

Strategic Allocation: Conservative Fund
Investor Class (TWSCX)
I Class (ACCIX)
A Class (ACCAX)
C Class (AACCX)
R Class (AACRX)
R5 Class (AACGX)
R6 Class (AACDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Delivered Strong Gains

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat during the period. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual inflation soared to a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, risk assets remained in favor, and global stocks delivered stellar 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 36%. Value stocks generally outperformed growth stocks, while small caps sharply outpaced large caps. The broad U.S. bond market declined modestly, but global bonds delivered a slight gain.

Several Influences Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of July 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	18.09%	8.22%	7.01%	—	2/15/96
S&P 500 Index	—	36.45%	17.34%	15.33%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-0.70%	3.12%	3.34%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.06%	1.10%	0.58%	—	—
I Class	ACCIX	18.51%	8.47%	7.24%	—	8/1/00
A Class	ACCAX					10/2/96
No sales charge		17.79%	7.99%	6.75%	—
With sales charge		11.11%	6.72%	6.12%	—
C Class	AACCX	16.90%	7.17%	5.94%	—	9/30/04
R Class	AACRX	17.59%	7.72%	6.48%	—	3/31/05
R5 Class	AACGX	18.48%	—	—	9.24%	4/10/17
R6 Class	AACDX	18.48%	8.63%	—	7.32%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2021
Investor Class — $19,701

S&P 500 Index — $41,689

Bloomberg Barclays U.S. Aggregate Bond Index — $13,897

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,600

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.11%	0.91%	1.36%	2.11%	1.61%	0.91%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Conservative returned 18.09%* for the fiscal period ended July 31, 2021. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Global financial markets performance was colored by a shift in investor sentiment in late 2020, when investors began to anticipate the rollout of COVID-19 vaccines. Prior to the approval, stock and bond markets had been volatile as the outlook for growth varied with pandemic news. Nevertheless, stimulative fiscal and monetary policies supported the economy and financial markets throughout. The change in sentiment was reflected in equity market performance—gains were initially led by growth-oriented stocks, but then shifted to more economically sensitive value stocks. It was a similar story in fixed-income markets, where risk aversion initially kept yields on government bonds near historic lows. But with the prospect of vaccine distribution and the end of the pandemic, investors generally shifted out of government bonds and into higher-yielding, more procyclical sectors to take advantage of an anticipated economic recovery. Later, however, inflation concerns began to play into investor decisions and contributed to market volatility.

In that environment, broad global equity indices finished the period at or near record highs. In the U.S., stocks generally posted very strong returns. Mid-cap companies led the way, followed by small caps and large caps, while value outperformed growth across all market capitalizations, according to the Russell family of indices. Emerging markets stocks also performed well but lagged the U.S. and developed non-U.S. markets. For the period, the S&P 500 Index gained 36.45%, while the MSCI EAFE Index rose 30.31% and the MSCI Emerging Markets (Net) Index increased 20.64%.

In fixed-income markets, government bonds benefited from concerns about the pandemic early in the period, as investors sought out high-quality, perceived safe-haven investments. In the U.S., unprecedented fiscal and monetary stimulus, and a new tolerance for higher inflation by the Federal Reserve, led to a rise in inflation expectations. As a result, yields on government bonds rose, while inflation-protected and corporate bonds performed well. Later in the period, concerns about a resurgence of COVID-19 and questions about the economic recovery caused government bond yields to decline somewhat. It was a similar story outside the U.S., where yields generally followed the same falling-rising-falling pattern, and ultimately ended the period higher than where they began. Add it all up, and the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 1.66% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 0.23%. By comparison, the Bloomberg Barclays U.S. Aggregate Bond, U.S. High-Yield 2% Issuer Capped Bond and U.S. Treasury Inflation-Protected Securities (TIPS) Indices returned -0.70%, 10.62% and 6.90%, respectively.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In an effort to add value and improve the fund’s ability to achieve its objective, we make modest adjustments to the asset allocation. As for regional allocations, because of the speed and success of vaccine rollouts, the U.S. was at the forefront of the economic and earnings recovery. As a result, we maintained our overweight to U.S. stocks relative to non-U.S. markets throughout the period.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Similarly, the continued economic recovery, rising consumer sentiment and indications of higher interest rates all favored value-oriented sectors like financials, materials and industrials over technology and health care. In that environment, we eliminated our long-standing growth overweight and moved to a value overweight during the period. The strong U.S. economic recovery and positive sentiment also pointed us toward a bias in favor of small-cap stocks relative to large.

In fixed income, the rapid economic rebound, higher interest rates and concerns about inflation weighed on government bond markets but favored TIPS and corporate bonds. These conditions benefited our fixed-income allocation, which generally underweighted government bonds in favor of TIPS and higher-yielding sectors such as corporates and select asset-backed securities. Our other tactical allocation decisions also produced positive effects, as U.S. equities outperformed non-U.S. equities, value beat growth and small beat large.

Equity Allocation Performed Well

The equity allocation of Strategic Allocation: Conservative performed well as all strategies produced positive returns. Gains were strong in large-cap and value-oriented holdings. In the U.S., large-cap value, large-cap core and mid-cap value were significant contributors. While overweight allocations to large-cap value were beneficial, security selections in this category limited gains. Returns were also strongly positive among small-cap value and small-cap growth positions. Mid-cap equity returns were also positive, though stock selection effects were mixed.

Outside the U.S., large-cap shares and global real estate were significant contributors, while growth-oriented and small-cap holdings made more modest contributions. In global real estate, security selection and our decision to overweight this allocation added to performance. Security selection was generally positive across the international equity segment and was particularly strong in the international small-cap value allocation. Stock selection was also a significant contributor in large caps, especially in large-cap core and growth allocations. In contrast, decisions to underweight large-cap non-U.S. equities detracted somewhat from returns.

Security Selection in Fixed Income Added to Performance

In a period when stocks surged to record highs and interest rates rose, the global bond allocation made only a modest, positive contribution to performance. Certain decisions particularly benefited fixed-income returns. For example, worries about resurgent inflation meant that it was beneficial to overweight TIPS. At the same time, expectations of an improving economy also contributed to strong returns in the high-yield market, where we were overweight. The fund’s bond holdings benefited notably from strong security selection.

Outlook

The global economic recovery is underway and corporate profits have rebounded sharply, but risks remain. Volatility could spike if investors’ assumptions about inflation, interest rates and corporate earnings disappoint. In addition, the resurgent virus and challenges in terms of vaccine distribution and virus mutation mean we are not out of the woods yet with respect to a sustained global economic recovery. And while the U.S. is leading the recovery in developed markets as easing coronavirus restrictions unleash pent-up consumer demand, emerging markets are improving more gradually as vaccination rates climb. Therefore, we remain neutral in our stock allocations relative to bonds and cash, preferring to stick to our long-term strategic diversification targets.

Within equities, economically sensitive value stocks look appealing relative to growth stocks. We believe the economic recovery that’s driving the rotation from growth to value still has plenty of room to run in the U.S. We also favor small-cap stocks based on several favorable conditions, including stronger U.S. growth relative to non-U.S. economies, low interest rates, tight corporate bond spreads, rising commodity prices and relatively attractive valuations.

In fixed-income markets, our outlook for emerging markets sovereign debt and U.S. securitized bonds is positive. We’re more selective around U.S. credit, U.S. government debt and European debt.

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Fund Characteristics

JULY 31, 2021
Types of Investments in Portfolio	% of net assets
Affiliated Funds	30.2%
U.S. Treasury Securities	19.4%
Common Stocks	19.0%
Corporate Bonds	8.1%
Sovereign Governments and Agencies	7.7%
Commercial Paper	2.3%
Collateralized Loan Obligations	2.1%
Municipal Securities	2.1%
Collateralized Mortgage Obligations	1.0%
Preferred Stocks	0.7%
Asset-Backed Securities	0.6%
Certificates of Deposit	0.5%
U.S. Government Agency Mortgage-Backed Securities	0.5%
Exchange-Traded Funds	—*
Temporary Cash Investments	5.4%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	0.3%
*Category is less than 0.05% of total net assets.
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Expenses Paid During Period(1) 2/1/21 - 7/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,080.50	$3.97	0.77%
I Class	$1,000	$1,083.30	$2.94	0.57%
A Class	$1,000	$1,081.00	$5.26	1.02%
C Class	$1,000	$1,075.20	$9.11	1.77%
R Class	$1,000	$1,078.50	$6.54	1.27%
R5 Class	$1,000	$1,083.10	$2.94	0.57%
R6 Class	$1,000	$1,084.10	$2.17	0.42%
Hypothetical
Investor Class	$1,000	$1,020.98	$3.86	0.77%
I Class	$1,000	$1,021.97	$2.86	0.57%
A Class	$1,000	$1,019.74	$5.11	1.02%
C Class	$1,000	$1,016.02	$8.85	1.77%
R Class	$1,000	$1,018.50	$6.36	1.27%
R5 Class	$1,000	$1,021.97	$2.86	0.57%
R6 Class	$1,000	$1,022.71	$2.11	0.42%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JULY 31, 2021

	Shares/Principal Amount	Value
AFFILIATED FUNDS(1) — 30.2%
American Century Diversified Corporate Bond ETF	389,060	$20,574,271
American Century Focused Dynamic Growth ETF	56,357	4,660,160
American Century Focused Large Cap Value ETF	218,758	13,404,681
American Century Quality Diversified International ETF	191,236	9,959,131
American Century STOXX U.S. Quality Growth ETF	237,983	17,376,686
American Century STOXX U.S. Quality Value ETF	576,226	29,240,127
Avantis International Equity ETF	173,519	11,047,955
Avantis International Small Cap Value ETF	36,537	2,386,597
Avantis U.S. Equity ETF	284,284	21,278,657
Avantis U.S. Small Cap Value ETF	87,620	6,430,432
TOTAL AFFILIATED FUNDS (Cost $102,099,087)		136,358,697
U.S. TREASURY SECURITIES — 19.4%
U.S. Treasury Bills, 0.05%, 8/3/21(2)	$560,000	560,000
U.S. Treasury Bills, 0.05%, 9/2/21(2)	210,000	209,993
U.S. Treasury Bills, 0.05%, 9/9/21(2)	280,000	279,988
U.S. Treasury Bills, 0.04%, 9/30/21(2)	500,000	499,965
U.S. Treasury Bonds, 4.50%, 5/15/38	1,000,000	1,433,477
U.S. Treasury Bonds, 2.25%, 5/15/41	1,250,000	1,343,066
U.S. Treasury Bonds, 3.00%, 5/15/42	430,000	518,939
U.S. Treasury Bonds, 2.50%, 2/15/45(3)	1,700,000	1,902,539
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	731,039
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	1,038,727
U.S. Treasury Cash Management Bills, 0.04%, 9/16/21(2)	640,000	639,970
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,214,237	2,590,236
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	400,581	499,486
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	595,845	750,041
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	585,610	723,790
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	571,755	730,725
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	557,755	745,703
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	723,996	833,239
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,868,828	2,964,872
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	3,266,452	3,411,903
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,586,979	3,821,097
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,500,265	1,621,771
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	4,003,763	4,336,583
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	9,922,938	10,739,940
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	2,256,511	2,448,784
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,547,520	4,963,231
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	4,222,085	4,604,947
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	6,346,256	7,148,584
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	3,799,123	4,193,710
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	1,235,718	1,376,726
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	222,948	251,845
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	3,820,810	4,388,290
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	2,666,075	3,169,565
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	6,279,660	7,100,803
10

	Shares/Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	$4,137,680	$4,687,717
U.S. Treasury Notes, 0.375%, 3/31/22	200,000	200,397
U.S. Treasury Notes, 2.25%, 8/15/27(3)	300,000	324,703
TOTAL U.S. TREASURY SECURITIES (Cost $80,789,033)		87,786,391
COMMON STOCKS — 19.0%
Aerospace and Defense — 0.3%
Babcock International Group plc(4)	22,846	81,198
BAE Systems plc	53,530	429,179
CAE, Inc.(4)	757	23,099
General Dynamics Corp.	1,790	350,894
Lockheed Martin Corp.	557	207,020
Mercury Systems, Inc.(4)	966	63,756
Safran SA	972	127,210
Spirit AeroSystems Holdings, Inc., Class A	965	41,698
		1,324,054
Air Freight and Logistics — 0.1%
Expeditors International of Washington, Inc.	723	92,725
United Parcel Service, Inc., Class B	1,122	214,706
		307,431
Airlines — 0.1%
Ryanair Holdings plc, ADR(4)	734	80,035
Southwest Airlines Co.(4)	7,527	380,264
		460,299
Auto Components — 0.3%
Aptiv plc(4)	2,798	466,846
BorgWarner, Inc.	5,680	278,207
Bridgestone Corp.	2,700	118,948
Hyundai Mobis Co. Ltd.	544	126,390
Linamar Corp.	819	48,460
Minth Group Ltd.	2,000	8,458
Sumitomo Rubber Industries Ltd.	4,900	65,950
Valeo SA	2,901	83,885
		1,197,144
Automobiles — 0.2%
Bayerische Motoren Werke AG	1,529	152,030
Daimler AG	3,646	325,367
Honda Motor Co. Ltd., ADR	7,617	244,506
Nissan Motor Co. Ltd.(4)	29,200	169,472
Tesla, Inc.(4)	168	115,450
		1,006,825
Banks — 0.9%
AIB Group plc(4)	10,349	25,418
Banco Bilbao Vizcaya Argentaria SA(4)	22,478	143,892
Banco Bradesco SA	9,386	37,485
Banco do Brasil SA	10,700	64,858
Bank Central Asia Tbk PT	22,000	45,416
Bank of America Corp.	7,557	289,887
Barclays plc	117,442	284,102
BNP Paribas SA	3,346	204,036
BPER Banca	10,502	20,474
CaixaBank SA	38,691	114,909
11

	Shares/Principal Amount	Value
Canadian Western Bank	882	$24,044
Commerce Bancshares, Inc.	634	44,843
Commerzbank AG(4)	7,535	48,525
Eastern Bankshares, Inc.	1,374	25,075
First Hawaiian, Inc.	4,957	136,466
HDFC Bank Ltd., ADR	1,588	112,065
HSBC Holdings plc	22,800	125,847
JPMorgan Chase & Co.	2,511	381,120
Jyske Bank A/S(4)	406	19,701
M&T Bank Corp.	1,790	239,591
Mitsubishi UFJ Financial Group, Inc.	39,700	209,722
Mizuho Financial Group, Inc.	10,590	151,327
Prosperity Bancshares, Inc.	2,262	154,246
Regions Financial Corp.	11,962	230,268
Silvergate Capital Corp., Class A(4)	422	43,382
Societe Generale SA	3,155	92,396
Standard Chartered plc (London)	7,624	45,704
Sumitomo Mitsui Financial Group, Inc.	4,000	134,836
Triumph Bancorp, Inc.(4)	808	61,941
Truist Financial Corp.	6,440	350,529
UniCredit SpA	4,772	57,080
Virgin Money UK plc(4)	4,891	13,518
Westamerica Bancorporation	2,526	140,319
		4,073,022
Beverages — 0.1%
Boston Beer Co., Inc. (The), Class A(4)	118	83,780
MGP Ingredients, Inc.	534	31,853
PepsiCo, Inc.	2,006	314,842
Royal Unibrew A/S	185	25,070
		455,545
Biotechnology — 0.3%
AbbVie, Inc.	694	80,712
Acceleron Pharma, Inc.(4)	305	38,143
ADC Therapeutics SA(4)(5)	1,092	22,976
Alnylam Pharmaceuticals, Inc.(4)	714	127,763
Amgen, Inc.	645	155,793
Arcutis Biotherapeutics, Inc.(4)	1,082	25,243
Arena Pharmaceuticals, Inc.(4)	363	22,455
Argenx SE, ADR(4)	280	85,240
Biohaven Pharmaceutical Holding Co. Ltd.(4)	529	66,659
Blueprint Medicines Corp.(4)	438	38,487
Bridgebio Pharma, Inc.(4)	744	39,767
Centessa Pharmaceuticals plc, ADR(4)	1,068	22,044
Cytokinetics, Inc.(4)	969	28,760
Deciphera Pharmaceuticals, Inc.(4)	849	25,886
Erasca, Inc.(4)	852	17,892
Fate Therapeutics, Inc.(4)	371	30,719
FibroGen, Inc.(4)	776	10,088
Flexion Therapeutics, Inc.(4)	2,028	12,026
Global Blood Therapeutics, Inc.(4)	973	26,592
Halozyme Therapeutics, Inc.(4)	1,208	49,927
Heron Therapeutics, Inc.(4)	911	11,260
12

	Shares/Principal Amount	Value
Horizon Therapeutics plc(4)	1,455	$145,529
Immunovant, Inc.(4)	730	7,636
Insmed, Inc.(4)	1,553	38,204
Intellia Therapeutics, Inc.(4)	198	28,086
Invitae Corp.(4)(5)	671	18,781
Iovance Biotherapeutics, Inc.(4)	352	7,839
KalVista Pharmaceuticals, Inc.(4)	772	15,548
Karuna Therapeutics, Inc.(4)	365	41,690
Kinnate Biopharma, Inc.(4)(5)	509	10,984
Kymera Therapeutics, Inc.(4)	428	25,757
Natera, Inc.(4)	1,403	160,672
Relay Therapeutics, Inc.(4)	575	18,653
Sigilon Therapeutics, Inc.(4)	1,040	5,242
Turning Point Therapeutics, Inc.(4)	719	45,887
Vertex Pharmaceuticals, Inc.(4)	338	68,134
		1,577,074
Building Products — 0.2%
Johnson Controls International plc	5,041	360,028
Masco Corp.	2,382	142,229
Masonite International Corp.(4)	560	63,370
Sanwa Holdings Corp.	1,100	13,386
Trane Technologies plc	1,123	228,654
Trex Co., Inc.(4)	496	48,162
		855,829
Capital Markets — 0.9%
Ameriprise Financial, Inc.	1,715	441,715
Bank of New York Mellon Corp. (The)	11,932	612,470
BlackRock, Inc.	236	204,652
Credit Suisse Group AG	17,615	176,842
flatexDEGIRO AG(4)	147	17,764
GCM Grosvenor, Inc., Class A	2,506	24,960
Intercontinental Exchange, Inc.	857	102,694
Intermediate Capital Group plc	1,372	41,346
LPL Financial Holdings, Inc.	1,534	216,355
MarketAxess Holdings, Inc.	210	99,786
Morgan Stanley	3,860	370,483
MSCI, Inc.	346	206,202
Northern Trust Corp.	4,748	535,812
Open Lending Corp., Class A(4)	2,237	85,006
Partners Group Holding AG	100	170,836
S&P Global, Inc.	579	248,229
State Street Corp.	1,725	150,316
T. Rowe Price Group, Inc.	1,223	249,688
		3,955,156
Chemicals — 0.3%
Air Liquide SA	590	102,606
Air Products and Chemicals, Inc.	342	99,532
Albemarle Corp.	382	78,707
Axalta Coating Systems Ltd.(4)	6,834	205,703
Corbion NV	110	6,022
Diversey Holdings Ltd.(4)	2,951	49,223
13

	Shares/Principal Amount	Value
Ecolab, Inc.	456	$100,699
Element Solutions, Inc.	6,587	154,070
Koninklijke DSM NV	517	104,218
Linde plc	890	273,577
OCI NV(4)	550	13,342
Sherwin-Williams Co. (The)	450	130,964
Zeon Corp.	1,000	13,663
		1,332,326
Commercial Services and Supplies — 0.1%
Brink's Co. (The)	1,068	82,193
Clean Harbors, Inc.(4)	817	77,615
Driven Brands Holdings, Inc.(4)	2,845	90,528
Elis SA(4)	1,361	24,407
Loomis AB	787	26,388
Republic Services, Inc.	2,612	309,156
		610,287
Communications Equipment — 0.3%
Arista Networks, Inc.(4)	744	283,010
Cisco Systems, Inc.	4,483	248,224
F5 Networks, Inc.(4)	2,664	550,142
Juniper Networks, Inc.	5,826	163,944
Telefonaktiebolaget LM Ericsson, B Shares	9,853	113,646
		1,358,966
Construction and Engineering†
Arcadis NV	564	24,977
Hazama Ando Corp.	3,800	28,909
		53,886
Construction Materials — 0.1%
Buzzi Unicem SpA	494	13,058
Cemex SAB de CV, ADR(4)	20,222	164,405
Eagle Materials, Inc.	367	51,864
Summit Materials, Inc., Class A(4)	851	28,594
		257,921
Consumer Finance†
American Express Co.	1,021	174,111
goeasy Ltd.(5)	205	28,098
		202,209
Containers and Packaging — 0.3%
Amcor plc	10,692	123,599
Avery Dennison Corp.	1,060	223,321
Ball Corp.	2,544	205,759
Intertape Polymer Group, Inc.	1,588	35,347
Packaging Corp. of America	1,173	165,979
SIG Combibloc Group AG(4)	933	27,529
Sonoco Products Co.	6,948	443,213
		1,224,747
Distributors†
D'ieteren Group	251	40,230
Diversified Consumer Services†
Chegg, Inc.(4)	752	66,650
IDP Education Ltd.	985	20,410
		87,060
14

	Shares/Principal Amount	Value
Diversified Financial Services†
Zenkoku Hosho Co. Ltd.	500	$22,685
Diversified Telecommunication Services — 0.1%
BT Group plc(4)	19,797	47,686
Cellnex Telecom SA	3,390	221,084
Verizon Communications, Inc.	1,624	90,587
		359,357
Electric Utilities — 0.4%
Edison International	7,230	394,035
Evergy, Inc.	2,150	140,223
Eversource Energy	1,741	150,196
Iberdrola SA	8,384	100,902
NextEra Energy, Inc.	4,850	377,815
Pinnacle West Capital Corp.	4,761	397,782
Xcel Energy, Inc.	927	63,268
		1,624,221
Electrical Equipment — 0.5%
AMETEK, Inc.	1,397	194,253
Eaton Corp. plc	998	157,734
Emerson Electric Co.	4,884	492,747
Generac Holdings, Inc.(4)	253	106,098
Hubbell, Inc.	1,442	289,063
Nexans SA	300	28,714
nVent Electric plc	17,795	562,500
Plug Power, Inc.(4)	1,118	30,499
Rockwell Automation, Inc.	600	184,452
Schneider Electric SE	1,177	197,134
Sensata Technologies Holding plc(4)	1,037	60,789
Ushio, Inc.	900	16,127
		2,320,110
Electronic Equipment, Instruments and Components — 0.3%
CDW Corp.	895	164,098
Cognex Corp.	3,688	333,432
Comet Holding AG	67	21,939
Fabrinet(4)	355	33,555
Hexagon AB, B Shares	9,121	150,985
Jabil, Inc.	890	52,991
Keyence Corp.	200	111,401
Keysight Technologies, Inc.(4)	2,580	424,539
National Instruments Corp.	893	39,390
nLight, Inc.(4)	1,963	68,096
Sesa SpA(4)	145	25,816
TE Connectivity Ltd.	929	137,000
		1,563,242
Energy Equipment and Services — 0.1%
Baker Hughes Co.	9,306	197,659
Schlumberger NV	4,019	115,868
		313,527
Entertainment — 0.2%
Activision Blizzard, Inc.	994	83,118
Live Nation Entertainment, Inc.(4)	975	76,918
15

	Shares/Principal Amount	Value
ROBLOX Corp., Class A(4)	422	$32,486
Roku, Inc.(4)	490	209,872
Sea Ltd., ADR(4)	376	103,836
Walt Disney Co. (The)(4)	2,104	370,346
Zynga, Inc., Class A(4)	12,083	122,038
		998,614
Equity Real Estate Investment Trusts (REITs) — 1.8%
American Campus Communities, Inc.	1,540	77,477
Brixmor Property Group, Inc.	4,218	97,098
Capital & Counties Properties plc(4)	27,002	64,038
Charter Hall Group	8,791	105,051
Comforia Residential REIT, Inc.	18	57,519
Community Healthcare Trust, Inc.	714	35,579
CoreSite Realty Corp.	516	71,316
Crown Castle International Corp.	284	54,838
Empire State Realty Trust, Inc., Class A	3,511	40,131
Equinix, Inc.	678	556,238
Equity Residential	2,458	206,792
Essential Properties Realty Trust, Inc.	1,670	49,766
Essex Property Trust, Inc.	1,122	368,128
Extra Space Storage, Inc.	1,164	202,699
Fibra Uno Administracion SA de CV	73,205	79,654
Global Medical REIT, Inc.	2,467	38,387
Goodman Group	14,121	234,863
Healthcare Trust of America, Inc., Class A	8,752	250,220
Healthpeak Properties, Inc.	9,206	340,346
Ingenia Communities Group	14,134	60,329
Innovative Industrial Properties, Inc.	886	190,481
Invincible Investment Corp.	134	52,644
Invitation Homes, Inc.	7,831	318,565
Iron Mountain, Inc.	2,166	94,784
Japan Hotel REIT Investment Corp.	28	17,075
Kilroy Realty Corp.	1,252	86,726
Kimco Realty Corp.	6,294	134,251
Klepierre SA(4)	3,173	76,824
LaSalle Logiport REIT	41	75,096
Life Storage, Inc.	1,468	172,284
Link REIT	11,600	110,854
Mapletree Commercial Trust	40,900	65,116
Mapletree Logistics Trust	34,300	53,404
MGM Growth Properties LLC, Class A	8,104	306,331
Mitsubishi Estate Logistics REIT Investment Corp.	12	55,324
NETSTREIT Corp.	1,997	51,822
Orix JREIT, Inc.	31	59,151
Prologis, Inc.	8,068	1,033,027
Realty Income Corp.	2,343	164,689
Rexford Industrial Realty, Inc.	2,148	132,145
Ryman Hospitality Properties, Inc.(4)	766	58,752
SBA Communications Corp.	260	88,657
Segro plc	7,769	131,329
Shaftesbury plc(5)	7,835	64,224
Simon Property Group, Inc.	1,624	205,469
16

	Shares/Principal Amount	Value
SL Green Realty Corp.	846	$62,993
SOSiLA Logistics REIT, Inc.	54	84,744
Sun Communities, Inc.	1,169	229,253
Tritax Big Box REIT plc	9,665	28,276
UDR, Inc.	5,366	295,076
Urban Edge Properties	4,265	81,035
Ventas, Inc.	1,808	108,082
VICI Properties, Inc.	3,415	106,514
Welltower, Inc.	2,870	249,288
Weyerhaeuser Co.	2,121	71,541
Workspace Group plc	6,647	79,617
Xenia Hotels & Resorts, Inc.(4)	4,713	83,326
		8,269,238
Food and Staples Retailing — 0.2%
Costco Wholesale Corp.	282	121,181
Koninklijke Ahold Delhaize NV	14,724	457,693
MARR SpA(4)	836	19,402
Matsumotokiyoshi Holdings Co. Ltd.	600	26,659
Sysco Corp.	4,468	331,526
Zur Rose Group AG(4)	269	100,024
		1,056,485
Food Products — 0.3%
Bakkafrost P/F	423	35,948
Beyond Meat, Inc.(4)	55	6,748
Conagra Brands, Inc.	12,986	434,901
General Mills, Inc.	2,524	148,563
Glanbia plc	1,504	25,819
J.M. Smucker Co. (The)	1,541	202,041
Kellogg Co.	2,448	155,105
Mondelez International, Inc., Class A	2,654	167,892
Orkla ASA	18,739	170,195
Vital Farms, Inc.(4)	740	12,883
Whole Earth Brands, Inc.(4)	3,230	41,538
		1,401,633
Gas Utilities — 0.1%
Atmos Energy Corp.	1,988	195,997
Nippon Gas Co. Ltd.	1,800	28,431
Spire, Inc.	2,608	185,038
		409,466
Health Care Equipment and Supplies — 0.7%
Align Technology, Inc.(4)	206	143,335
Arjo AB, B Shares	927	11,710
Baxter International, Inc.	1,727	133,583
Becton Dickinson and Co.	1,058	270,584
DexCom, Inc.(4)	389	200,533
Eargo, Inc.(4)(5)	1,058	38,088
Edwards Lifesciences Corp.(4)	1,931	216,793
Elekta AB, B Shares	825	12,041
Envista Holdings Corp.(4)	2,755	118,685
IDEXX Laboratories, Inc.(4)	384	260,556
Inmode Ltd.(4)	286	32,510
17

	Shares/Principal Amount	Value
Koninklijke Philips NV	3,618	$166,573
Medtronic plc	1,392	182,784
NeuroPace, Inc.(4)	1,500	31,950
Olympus Corp.	4,200	86,433
Ortho Clinical Diagnostics Holdings plc(4)	2,901	65,185
OrthoPediatrics Corp.(4)	488	30,666
ResMed, Inc.	181	49,196
Silk Road Medical, Inc.(4)	966	48,474
Tandem Diabetes Care, Inc.(4)	809	87,914
Teleflex, Inc.	335	133,139
Zimmer Biomet Holdings, Inc.	4,720	771,342
		3,092,074
Health Care Providers and Services — 0.9%
Alfresa Holdings Corp.	6,300	95,948
Amedisys, Inc.(4)	506	131,874
Amvis Holdings, Inc.	200	11,038
ATI Physical Therapy, Inc.(4)(5)	4,361	14,871
Cano Health, Inc.(4)	2,089	22,457
Cardinal Health, Inc.	6,718	398,915
Centene Corp.(4)	2,643	181,336
Chartwell Retirement Residences	6,144	64,562
Cigna Corp.	1,051	241,194
Covetrus, Inc.(4)	298	7,587
CVS Health Corp.	2,279	187,698
Encompass Health Corp.	2,656	221,112
Ensign Group, Inc. (The)	481	40,919
HealthEquity, Inc.(4)	1,114	82,414
Henry Schein, Inc.(4)	4,905	393,136
Humana, Inc.	229	97,522
McKesson Corp.	1,475	300,649
Option Care Health, Inc.(4)	2,614	54,162
Quest Diagnostics, Inc.	3,400	482,120
R1 RCM, Inc.(4)	5,983	128,096
RadNet, Inc.(4)	1,644	60,400
UnitedHealth Group, Inc.	694	286,081
Universal Health Services, Inc., Class B	2,877	461,500
		3,965,591
Health Care Technology — 0.2%
Cerner Corp.	5,969	479,848
Health Catalyst, Inc.(4)	1,355	78,671
OptimizeRx Corp.(4)	596	32,941
Veeva Systems, Inc., Class A(4)	723	240,549
		832,009
Hotels, Restaurants and Leisure — 0.4%
Autogrill SpA(4)(5)	3,146	22,073
Basic-Fit NV(4)(5)	449	20,753
Booking Holdings, Inc.(4)	61	132,874
Brinker International, Inc.(4)	695	37,766
Chipotle Mexican Grill, Inc.(4)	167	311,194
Churchill Downs, Inc.	317	58,899
Corporate Travel Management Ltd.(4)	1,004	16,028
18

	Shares/Principal Amount	Value
Cracker Barrel Old Country Store, Inc.	554	$75,444
Expedia Group, Inc.(4)	1,004	161,513
Food & Life Cos. Ltd.	800	32,596
Greggs plc(4)	833	31,919
Hilton Worldwide Holdings, Inc.(4)	1,031	135,525
Las Vegas Sands Corp.(4)	2,557	108,289
Planet Fitness, Inc., Class A(4)	627	47,169
SeaWorld Entertainment, Inc.(4)	539	25,554
Sodexo SA(4)	2,731	232,696
Travel + Leisure Co.	186	9,635
Whitbread plc(4)	2,599	109,849
Wingstop, Inc.	337	57,731
Wyndham Hotels & Resorts, Inc.	942	67,880
		1,695,387
Household Durables — 0.1%
Haseko Corp.	4,400	59,542
Man Wah Holdings Ltd.	6,000	12,039
Open House Co. Ltd.	2,900	146,623
Sonos, Inc.(4)	1,786	59,617
Taylor Wimpey plc	59,595	136,250
Token Corp.	300	27,083
		441,154
Household Products — 0.1%
Colgate-Palmolive Co.	1,165	92,618
Kimberly-Clark Corp.	1,649	223,802
Procter & Gamble Co. (The)	1,679	238,804
Reynolds Consumer Products, Inc.	709	20,171
		575,395
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	1,225	286,393
Lifco AB, B Shares	965	28,303
		314,696
Insurance — 0.6%
Aegon NV	17,657	75,176
Aflac, Inc.	8,550	470,250
AIA Group Ltd.	7,600	90,940
Allstate Corp. (The)	1,639	213,152
Arthur J. Gallagher & Co.	675	94,034
Chubb Ltd.	3,109	524,613
Goosehead Insurance, Inc., Class A	334	40,143
Hartford Financial Services Group, Inc. (The)	1,866	118,715
Kinsale Capital Group, Inc.	325	58,060
Marsh & McLennan Cos., Inc.	685	100,846
Palomar Holdings, Inc.(4)	508	41,366
Prudential Financial, Inc.	901	90,352
Reinsurance Group of America, Inc.	3,392	373,731
Ryan Specialty Group Holdings, Inc., Class A(4)	1,143	33,718
SelectQuote, Inc.(4)	3,887	69,189
Storebrand ASA	2,293	19,688
Travelers Cos., Inc. (The)	832	123,901
		2,537,874
19

	Shares/Principal Amount	Value
Interactive Media and Services — 0.5%
Alphabet, Inc., Class A(4)	394	$1,061,645
Baidu, Inc., Class A(4)	7,150	146,504
carsales.com Ltd.	1,114	17,963
Eventbrite, Inc., Class A(4)	2,099	37,299
Facebook, Inc., Class A(4)	885	315,326
fuboTV, Inc.(4)(5)	1,076	28,019
Match Group, Inc.(4)	1,234	196,539
Pinterest, Inc., Class A(4)	2,329	137,178
QuinStreet, Inc.(4)	4,061	74,479
Tencent Holdings Ltd.	3,100	186,955
		2,201,907
Internet and Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.(4)	5,800	141,652
Amazon.com, Inc.(4)	258	858,518
ASKUL Corp.	800	12,076
ASOS plc(4)	1,519	80,320
BHG Group AB(4)	376	5,799
Chewy, Inc., Class A(4)(5)	1,221	102,198
Etsy, Inc.(4)	690	126,622
Revolve Group, Inc.(4)	585	40,722
		1,367,907
IT Services — 0.7%
Accenture plc, Class A	808	256,685
Adyen NV(4)	68	184,283
Alten SA	171	27,183
Amdocs Ltd.	1,761	135,791
Atos SE	1,228	58,726
Capgemini SE	931	201,238
Capita plc(4)	48,489	23,755
DigitalOcean Holdings, Inc.(4)	830	42,745
Edenred	1,800	104,573
Endava plc, ADR(4)	249	32,026
EPAM Systems, Inc.(4)	301	168,500
Euronet Worldwide, Inc.(4)	839	119,826
GDS Holdings Ltd., Class A(4)	1,800	13,346
I3 Verticals, Inc., Class A(4)	2,041	65,149
Indra Sistemas SA(4)	5,940	62,183
Mastercard, Inc., Class A	776	299,489
MAXIMUS, Inc.	944	84,016
Nuvei Corp.(4)	284	23,288
Okta, Inc.(4)	746	184,851
PayPal Holdings, Inc.(4)	1,222	336,698
Perficient, Inc.(4)	641	60,440
Repay Holdings Corp.(4)	1,334	33,230
Square, Inc., Class A(4)	503	124,372
Twilio, Inc., Class A(4)	388	144,953
Visa, Inc., Class A	1,295	319,075
		3,106,421
Leisure Products — 0.1%
Accell Group NV(4)	369	18,274
BRP, Inc.	297	24,884
20

	Shares/Principal Amount	Value
Brunswick Corp.	651	$67,964
Callaway Golf Co.(4)	1,882	59,622
Hayward Holdings, Inc.(4)	2,971	71,571
Peloton Interactive, Inc., Class A(4)	497	58,671
Polaris, Inc.	1,110	145,488
		446,474
Life Sciences Tools and Services — 0.3%
10X Genomics, Inc., Class A(4)	547	100,227
Agilent Technologies, Inc.	1,560	239,039
Akoya Biosciences, Inc.(4)(5)	857	14,860
Bio-Techne Corp.	322	155,281
ICON plc(4)	317	77,116
Lonza Group AG	203	158,061
Mettler-Toledo International, Inc.(4)	155	228,425
NeoGenomics, Inc.(4)	1,236	56,980
Repligen Corp.(4)	427	104,914
Thermo Fisher Scientific, Inc.	397	214,384
Wuxi Biologics Cayman, Inc.(4)	8,000	122,194
		1,471,481
Machinery — 0.5%
ANDRITZ AG	486	26,757
Astec Industries, Inc.	606	37,154
Crane Co.	1,629	158,388
Cummins, Inc.	1,232	285,947
Evoqua Water Technologies Corp.(4)	1,740	57,437
FANUC Corp.	400	89,587
Graco, Inc.	1,285	100,333
IHI Corp.(4)	1,200	27,756
IMI plc	3,331	81,493
Japan Steel Works Ltd. (The)	600	14,760
Kornit Digital Ltd.(4)	213	28,150
Metso Outotec Oyj	3,107	35,277
Oshkosh Corp.	1,792	214,234
PACCAR, Inc.	2,041	169,383
Parker-Hannifin Corp.	1,414	441,210
Rexnord Corp.	2,107	118,687
Techtronic Industries Co. Ltd.	8,000	142,658
Timken Co. (The)	669	53,185
Trelleborg AB, B Shares	573	14,164
Tsubaki Nakashima Co. Ltd.	1,500	22,612
		2,119,172
Media — 0.2%
Atresmedia Corp. de Medios de Comunicacion SA(4)	5,878	24,301
Comcast Corp., Class A	2,312	136,015
Criteo SA, ADR(4)	328	12,723
Fox Corp., Class B	9,814	326,217
Future plc	762	36,505
Nordic Entertainment Group AB, B Shares(4)	397	21,200
ProSiebenSat.1 Media SE	626	11,893
Publicis Groupe SA	2,835	178,975
Storytel AB(4)	234	6,059
WPP plc	17,145	221,737
		975,625
21

	Shares/Principal Amount	Value
Metals and Mining — 0.1%
Alamos Gold, Inc. (New York), Class A	1,604	$13,025
APERAM SA	458	28,703
Mineral Resources Ltd.	444	20,544
MMC Norilsk Nickel PJSC	528	182,495
Nickel Mines Ltd.	6,408	5,170
OZ Minerals Ltd.	937	15,886
Teck Resources Ltd., Class B	4,531	103,488
		369,311
Multi-Utilities — 0.1%
NorthWestern Corp.	5,765	357,372
Multiline Retail — 0.1%
Dollar Tree, Inc.(4)	3,333	332,600
Isetan Mitsukoshi Holdings Ltd.	3,400	23,023
Magazine Luiza SA	20,534	81,217
Marks & Spencer Group plc(4)	8,260	15,550
Target Corp.	469	122,433
		574,823
Oil, Gas and Consumable Fuels — 0.4%
Cimarex Energy Co.	1,549	100,995
ConocoPhillips	10,949	613,801
Devon Energy Corp.	7,123	184,058
Eni SpA	6,262	74,052
Matador Resources Co.	1,604	49,563
Neste Oyj	2,007	123,372
Pioneer Natural Resources Co.	1,059	153,947
Surgutneftegas PJSC, Preference Shares	318,153	166,076
TotalEnergies SE	4,358	190,038
Whitecap Resources, Inc.(5)	15,912	72,826
		1,728,728
Paper and Forest Products — 0.1%
Mondi plc	13,270	367,894
Personal Products†
Estee Lauder Cos., Inc. (The), Class A	321	107,160
Shiseido Co. Ltd.	1,600	106,937
		214,097
Pharmaceuticals — 0.5%
ALK-Abello A/S(4)	62	30,567
Arvinas, Inc.(4)	336	33,970
AstraZeneca plc	629	72,278
AstraZeneca plc, ADR	4,513	258,324
Axsome Therapeutics, Inc.(4)	375	18,221
Bristol-Myers Squibb Co.	3,165	214,809
Dermapharm Holding SE	249	19,918
Edgewise Therapeutics, Inc.(4)(5)	853	14,936
GlaxoSmithKline plc	18,362	362,536
Harmony Biosciences Holdings, Inc.(4)	540	14,126
Laboratorios Farmaceuticos Rovi SA	224	15,812
Merck & Co., Inc.	2,556	196,480
Novartis AG	1,418	131,134
Novo Nordisk A/S, B Shares	2,736	253,275
Reata Pharmaceuticals, Inc., Class A(4)	185	23,182
22

	Shares/Principal Amount	Value
Sanofi	1,106	$113,999
Sanofi, ADR	3,652	188,297
Takeda Pharmaceutical Co. Ltd.	5,500	183,076
Zoetis, Inc.	972	197,025
		2,341,965
Professional Services — 0.2%
ASGN, Inc.(4)	418	42,272
Bureau Veritas SA	2,985	98,576
CoStar Group, Inc.(4)	1,260	111,951
DKSH Holding AG	259	21,895
en Japan, Inc.	500	17,460
First Advantage Corp.(4)	2,722	53,379
IHS Markit Ltd.	585	68,351
IR Japan Holdings Ltd.	100	12,375
Jacobs Engineering Group, Inc.	1,221	165,140
Outsourcing, Inc.	700	13,399
Recruit Holdings Co. Ltd.	3,400	176,224
Teleperformance	317	133,710
TransUnion	683	82,001
Verisk Analytics, Inc.	477	90,601
		1,087,334
Real Estate Management and Development — 0.1%
Altus Group Ltd.	644	30,311
CapitaLand Ltd.	17,200	51,101
Colliers International Group, Inc.(5)	238	30,604
Colliers International Group, Inc. (Toronto)	245	31,436
CTP NV(4)	3,029	61,057
ESR Cayman Ltd.(4)	12,600	44,287
Fastighets AB Balder, B Shares(4)	304	20,978
FirstService Corp.	104	19,371
Newmark Group, Inc., Class A	1,967	25,335
Relo Group, Inc.	500	11,034
Samhallsbyggnadsbolaget i Norden AB(5)	7,052	35,330
Savills plc	1,097	17,520
Tokyu Fudosan Holdings Corp.	13,400	75,648
Tricon Residential, Inc.	11,135	133,431
VGP NV	172	35,410
		622,853
Road and Rail — 0.1%
Heartland Express, Inc.	9,757	166,162
Nagoya Railroad Co. Ltd.(4)	600	10,104
Norfolk Southern Corp.	553	142,580
TFI International, Inc.	252	28,209
Union Pacific Corp.	521	113,974
		461,029
Semiconductors and Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.(4)	1,116	118,508
Allegro MicroSystems, Inc.(4)	797	21,846
Applied Materials, Inc.	1,317	184,288
ASM International NV	35	12,422
ASML Holding NV	356	272,121
23

	Shares/Principal Amount	Value
BE Semiconductor Industries NV	327	$28,697
Enphase Energy, Inc.(4)	1,095	207,612
Ichor Holdings Ltd.(4)	636	32,798
Infineon Technologies AG	3,209	122,629
MACOM Technology Solutions Holdings, Inc.(4)	1,182	72,953
Marvell Technology, Inc.	3,096	187,339
Nova Ltd.(4)	334	32,665
NVIDIA Corp.	2,132	415,719
Onto Innovation, Inc.(4)	939	65,805
Optorun Co. Ltd.	300	6,045
Power Integrations, Inc.	294	28,515
Semtech Corp.(4)	1,135	70,268
Skyworks Solutions, Inc.	1,106	204,068
SOITEC(4)	107	25,653
Taiwan Semiconductor Manufacturing Co. Ltd.	10,000	208,995
Teradyne, Inc.	881	111,887
Texas Instruments, Inc.	1,185	225,885
		2,656,718
Software — 1.2%
Adobe, Inc.(4)	360	223,787
Atlassian Corp. plc, Class A(4)	655	212,954
Autodesk, Inc.(4)	645	207,129
Cadence Design Systems, Inc.(4)	2,301	339,743
CDK Global, Inc.	3,348	160,671
Cloudflare, Inc., Class A(4)	672	79,719
Coupa Software, Inc.(4)	319	69,223
Dassault Systemes SE	2,235	123,287
Descartes Systems Group, Inc. (The)(4)	343	24,878
DocuSign, Inc.(4)	1,109	330,526
Everbridge, Inc.(4)	223	31,492
Five9, Inc.(4)	337	67,835
HubSpot, Inc.(4)	490	292,050
Lightspeed POS, Inc.(4)	350	29,970
m-up Holdings, Inc.	400	12,042
Manhattan Associates, Inc.(4)	2,281	364,116
Microsoft Corp.	6,054	1,724,845
Model N, Inc.(4)	1,374	44,476
nCino, Inc.(4)	759	48,250
Open Text Corp.	3,987	206,965
Palo Alto Networks, Inc.(4)	760	303,278
Paycor HCM, Inc.(4)	1,110	30,525
Paylocity Holding Corp.(4)	339	70,329
RingCentral, Inc., Class A(4)	468	125,082
SailPoint Technologies Holdings, Inc.(4)	1,391	69,536
salesforce.com, Inc.(4)	538	130,158
Sprinklr, Inc., Class A(4)	1,699	32,859
Sprout Social, Inc., Class A(4)	1,235	109,717
Workday, Inc., Class A(4)	189	44,302
		5,509,744
Specialty Retail — 0.5%
Advance Auto Parts, Inc.	2,233	473,530
24

	Shares/Principal Amount	Value
American Eagle Outfitters, Inc.(5)	2,186	$75,351
Arko Corp.(4)	3,898	32,353
Burlington Stores, Inc.(4)	693	232,016
Carvana Co.(4)	369	124,560
Five Below, Inc.(4)	516	100,321
Floor & Decor Holdings, Inc., Class A(4)	1,175	143,362
Home Depot, Inc. (The)	1,514	496,880
Leslie's, Inc.(4)	3,088	75,193
Lithia Motors, Inc.	96	36,213
Musti Group Oyj(4)	668	27,573
National Vision Holdings, Inc.(4)	1,133	61,159
Nextage Co. Ltd.	1,300	26,738
Pets at Home Group plc	4,270	27,741
TJX Cos., Inc. (The)	2,176	149,730
Tractor Supply Co.	347	62,783
Watches of Switzerland Group plc(4)	2,342	32,756
WH Smith plc(4)	517	11,660
		2,189,919
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	5,938	866,117
HP, Inc.	9,654	278,711
		1,144,828
Textiles, Apparel and Luxury Goods — 0.3%
ANTA Sports Products Ltd.	7,000	152,399
Asics Corp.	1,000	22,085
Capri Holdings Ltd.(4)	857	48,258
Crocs, Inc.(4)	702	95,339
Dr. Martens plc(4)	2,982	17,970
lululemon athletica, Inc.(4)	543	217,292
LVMH Moet Hennessy Louis Vuitton SE	209	167,339
NIKE, Inc., Class B	1,837	307,716
Pandora A/S	273	35,314
Puma SE	1,111	136,286
VF Corp.	1,218	97,684
		1,297,682
Thrifts and Mortgage Finance†
Capitol Federal Financial, Inc.	6,540	72,529
NMI Holdings, Inc., Class A(4)	1,151	25,345
		97,874
Trading Companies and Distributors — 0.2%
AddTech AB, B Shares	788	16,396
Ashtead Group plc	1,704	127,509
Beacon Roofing Supply, Inc.(4)	1,378	73,695
Diploma plc	733	30,111
Electrocomponents plc	2,240	31,646
Finning International, Inc.	2,525	65,291
Grafton Group plc	2,327	41,515
Howden Joinery Group plc	2,875	35,827
MSC Industrial Direct Co., Inc., Class A	4,043	360,514
NOW, Inc.(4)	1,904	18,793
Seven Group Holdings Ltd.(5)	791	13,566
W.W. Grainger, Inc.	308	136,931
25

		Shares/Principal Amount	Value
Yamazen Corp.		2,100	$19,818
			971,612
TOTAL COMMON STOCKS (Cost $56,684,952)			85,855,539
CORPORATE BONDS — 8.1%
Aerospace and Defense — 0.1%
Boeing Co. (The), 5.81%, 5/1/50		$100,000	136,631
Howmet Aerospace, Inc., 5.125%, 10/1/24		50,000	55,109
TransDigm, Inc., 4.625%, 1/15/29(6)		390,000	389,528
			581,268
Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		432,000	452,520
United Airlines Holdings, Inc., 5.00%, 2/1/24		45,000	46,730
			499,250
Automobiles — 0.2%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	40,000	47,826
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	61,858
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		$460,000	477,303
General Motors Co., 5.15%, 4/1/38		290,000	356,625
			943,612
Banks — 1.1%
Akbank T.A.S., 5.00%, 10/24/22		50,000	51,438
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		102,000	112,691
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	257,658
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	146,874
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		$465,000	459,748
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	200,000	243,203
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	100,000	123,960
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	100,000	125,002
Citigroup, Inc., VRN, 3.52%, 10/27/28		$315,000	347,391
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	280,951
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	220,000	296,283
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	159,849
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	351,000	445,196
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	400,000	494,996
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	62,000	105,616
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/30	GBP	90,000	146,318
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	300,000	390,870
Intercorp Financial Services, Inc., 4.125%, 10/19/27(6)		$125,000	126,324
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	250,000	318,949
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	137,556
Wells Fargo & Co., VRN, 3.07%, 4/30/41		$430,000	451,572
			5,222,445
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		180,000	231,198
Biotechnology — 0.2%
AbbVie, Inc., 4.55%, 3/15/35		80,000	98,316
AbbVie, Inc., 4.40%, 11/6/42		385,000	475,226
26

		Shares/Principal Amount	Value
Gilead Sciences, Inc., 3.65%, 3/1/26		$230,000	$255,128
			828,670
Capital Markets — 0.2%
Criteria Caixa SA, MTN, 1.50%, 5/10/23	EUR	100,000	122,111
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	70,137
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27		$155,000	155,835
LPL Holdings, Inc., 4.375%, 5/15/31(6)		533,000	547,005
MDGH - GMTN B.V., 3.25%, 4/28/22(6)		41,000	41,898
			936,986
Chemicals — 0.1%
Dow Chemical Co. (The), 3.60%, 11/15/50		220,000	245,485
Equate Petrochemical BV, 4.25%, 11/3/26(6)		34,000	37,843
			283,328
Commercial Services and Supplies — 0.1%
Sodexo, Inc., 2.72%, 4/16/31(6)		370,000	383,864
Waste Management, Inc., 2.50%, 11/15/50		160,000	154,517
			538,381
Consumer Finance — 0.1%
Navient Corp., 4.875%, 3/15/28		525,000	530,263
Containers and Packaging — 0.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(6)		322,000	323,207
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(6)		10,000	10,075
Sealed Air Corp., 5.125%, 12/1/24(6)		25,000	27,203
			360,485
Diversified Consumer Services†
Duke University, 3.30%, 10/1/46		60,000	68,071
Diversified Financial Services — 1.0%
Fiore Capital LLC, VRDN, 0.12%, 8/6/21 (LOC: Wells Fargo Bank N.A.)		1,500,000	1,500,000
Gulf Gate Apartments LLC, VRN, 0.09%, (Acquired 9/29/03 - 11/10/03, Cost $3,000,000), 9/1/28(7)		3,000,000	3,000,000
			4,500,000
Diversified Telecommunication Services — 0.3%
Altice France SA, 7.375%, 5/1/26(6)		35,000	36,444
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	138,981
AT&T, Inc., 3.55%, 9/15/55(6)		$207,000	214,316
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	50,000	70,552
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	48,859
Hughes Satellite Systems Corp., 5.25%, 8/1/26		$25,000	27,988
Level 3 Financing, Inc., 4.625%, 9/15/27(6)		232,000	241,312
Lumen Technologies, Inc., 5.80%, 3/15/22		5,000	5,137
Ooredoo International Finance Ltd., 3.75%, 6/22/26(6)		61,000	67,565
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		80,000	83,871
Verizon Communications, Inc., 1.75%, 1/20/31		180,000	174,985
Verizon Communications, Inc., 2.99%, 10/30/56		255,000	248,487
			1,358,497
Electric Utilities — 0.3%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		190,000	206,671
27

		Shares/Principal Amount	Value
Duke Energy Florida LLC, 3.85%, 11/15/42		$80,000	$95,469
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	11,127
Exelon Corp., 4.45%, 4/15/46		90,000	112,188
Greenko Investment Co., 4.875%, 8/16/23(6)		41,000	41,485
Israel Electric Corp. Ltd., 6.875%, 6/21/23(6)		41,000	45,671
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	50,703
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(6)		50,000	54,045
Northern States Power Co., 3.20%, 4/1/52		120,000	133,898
PacifiCorp, 2.90%, 6/15/52		130,000	132,929
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, MTN, 3.00%, 6/30/30		375,000	376,320
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		30,000	34,451
Virginia Electric and Power Co., 2.45%, 12/15/50		110,000	104,104
			1,399,061
Equity Real Estate Investment Trusts (REITs) — 0.3%
EPR Properties, 4.95%, 4/15/28		506,000	547,930
IIP Operating Partnership LP, 5.50%, 5/25/26(6)		230,000	240,683
Iron Mountain, Inc., 4.875%, 9/15/29(6)		495,000	519,240
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		20,000	21,673
			1,329,526
Food and Staples Retailing†
Kroger Co. (The), 3.875%, 10/15/46		110,000	124,023
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	74,374
			198,397
Food Products — 0.1%
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(6)		$70,000	71,922
MHP SE, 7.75%, 5/10/24(6)		51,000	55,180
Post Holdings, Inc., 4.625%, 4/15/30(6)		280,000	285,627
			412,729
Gas Utilities†
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24		82,000	90,622
Health Care Providers and Services — 0.4%
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(6)		14,000	15,517
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(6)		35,000	34,648
CVS Health Corp., 4.30%, 3/25/28		74,000	85,752
CVS Health Corp., 4.78%, 3/25/38		310,000	389,754
DaVita, Inc., 4.625%, 6/1/30(6)		370,000	382,950
Kaiser Foundation Hospitals, 3.00%, 6/1/51		130,000	138,004
Team Health Holdings, Inc., 6.375%, 2/1/25(6)		10,000	9,288
Tenet Healthcare Corp., 6.75%, 6/15/23		40,000	43,450
Tenet Healthcare Corp., 6.125%, 10/1/28(6)		310,000	330,551
Universal Health Services, Inc., 2.65%, 10/15/30(6)		420,000	427,999
			1,857,913
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(6)		168,000	170,738
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(6)		405,000	408,811
Golden Nugget, Inc., 6.75%, 10/15/24(6)		30,000	30,113
MGM Resorts International, 6.00%, 3/15/23		30,000	31,738
MGM Resorts International, 4.625%, 9/1/26		8,000	8,350
28

		Shares/Principal Amount	Value
Penn National Gaming, Inc., 5.625%, 1/15/27(6)		$35,000	$36,313
Penn National Gaming, Inc., 4.125%, 7/1/29(6)		54,000	53,309
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(6)		55,000	58,231
			797,603
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29		355,000	387,838
Meritage Homes Corp., 5.125%, 6/6/27		40,000	45,100
			432,938
Industrial Conglomerates — 0.1%
General Electric Co., 4.35%, 5/1/50		230,000	283,945
Insurance — 0.1%
American International Group, Inc., 6.25%, 5/1/36		250,000	354,725
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	200,000	274,619
			629,344
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)		$61,000	66,373
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23		140,000	145,281
Prosus NV, 3.68%, 1/21/30(6)		375,000	395,535
			540,816
IT Services†
International Business Machines Corp., 1.75%, 3/7/28	EUR	100,000	131,941
Life Sciences Tools and Services — 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31		$400,000	408,871
Media — 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(6)		100,000	104,975
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(6)		380,000	392,547
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		20,000	28,204
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		160,000	194,600
CSC Holdings LLC, 5.25%, 6/1/24		230,000	248,802
DISH DBS Corp., 7.75%, 7/1/26		200,000	228,500
Gray Television, Inc., 5.875%, 7/15/26(6)		40,000	41,350
Lamar Media Corp., 3.75%, 2/15/28		255,000	259,666
TEGNA, Inc., 4.625%, 3/15/28		412,000	425,034
ViacomCBS, Inc., 4.375%, 3/15/43		120,000	142,220
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	127,575
			2,193,473
Metals and Mining — 0.3%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(6)		$200,000	210,906
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(6)		330,000	350,660
First Quantum Minerals Ltd., 7.25%, 4/1/23		50,000	51,000
First Quantum Minerals Ltd., 6.50%, 3/1/24(6)		110,000	112,307
Minera Mexico SA de CV, 4.50%, 1/26/50(6)		375,000	421,526
Teck Resources Ltd., 6.25%, 7/15/41		180,000	243,023
			1,389,422
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(6)		450,000	448,875
29

	Shares/Principal Amount	Value
Multi-Utilities — 0.1%
Dominion Energy, Inc., 4.90%, 8/1/41	$70,000	$91,813
NiSource, Inc., 5.65%, 2/1/45	140,000	197,032
		288,845
Oil, Gas and Consumable Fuels — 0.5%
Antero Resources Corp., 7.625%, 2/1/29(6)	153,000	167,917
BP Capital Markets America, Inc., 3.06%, 6/17/41	130,000	134,224
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	25,000	25,624
Enterprise Products Operating LLC, 4.85%, 3/15/44	220,000	276,080
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)	375,000	378,494
Gazprom PJSC Via Gaz Capital SA, 6.51%, 3/7/22(6)	56,000	57,922
Gazprom PJSC Via Gaz Capital SA, 7.29%, 8/16/37(6)	56,000	78,322
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	185,227
MEG Energy Corp., 6.50%, 1/15/25(6)	17,000	17,588
MEG Energy Corp., 5.875%, 2/1/29(6)	160,000	165,618
Petroleos Mexicanos, 6.50%, 3/13/27	55,000	58,314
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	375,000	425,583
SM Energy Co., 5.00%, 1/15/24	25,000	24,920
Southwestern Energy Co., 6.45%, 1/23/25	35,000	38,367
Suncor Energy, Inc., 3.75%, 3/4/51	80,000	88,925
		2,123,125
Pharmaceuticals — 0.2%
Astrazeneca Finance LLC, 1.75%, 5/28/28	400,000	407,373
Bausch Health Cos., Inc., 6.125%, 4/15/25(6)	78,000	79,706
Viatris, Inc., 4.00%, 6/22/50(6)	250,000	271,427
		758,506
Real Estate Management and Development — 0.1%
Howard Hughes Corp. (The), 4.375%, 2/1/31(6)	292,000	291,623
Road and Rail†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	16,000	20,625
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	100,000	123,582
		144,207
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40	355,000	380,730
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.375%, 3/15/51	340,000	322,690
Rent-A-Center, Inc., 6.375%, 2/15/29(6)	110,000	118,488
		441,178
Technology Hardware, Storage and Peripherals — 0.2%
NCR Corp., 5.125%, 4/15/29(6)	245,000	255,356
Seagate HDD Cayman, 4.875%, 6/1/27	220,000	245,850
Western Digital Corp., 4.75%, 2/15/26	390,000	433,388
		934,594
Thrifts and Mortgage Finance — 0.1%
United Wholesale Mortgage LLC, 5.50%, 4/15/29(6)	265,000	263,397
Transportation Infrastructure — 0.2%
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27	375,000	391,527
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	375,000	430,209
		821,736
30

		Shares/Principal Amount	Value
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(6)		$97,000	$103,038
Millicom International Cellular SA, 5.125%, 1/15/28(6)		91,800	95,791
Sprint Corp., 7.875%, 9/15/23		35,000	39,643
Sprint Corp., 7.125%, 6/15/24		70,000	80,570
T-Mobile USA, Inc., 4.75%, 2/1/28		285,000	303,326
T-Mobile USA, Inc., 3.50%, 4/15/31(6)		85,000	89,269
T-Mobile USA, Inc., 3.50%, 4/15/31		20,000	21,004
			732,641
TOTAL CORPORATE BONDS (Cost $35,376,017)			36,674,885
SOVEREIGN GOVERNMENTS AND AGENCIES — 7.7%
Australia — 0.3%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,012,000	797,465
Australia Government Bond, 3.00%, 3/21/47	AUD	505,000	444,194
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	235,365
			1,477,024
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(6)	EUR	126,000	157,544
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	140,000	178,250
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	101,000	196,293
			532,087
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	47,000	96,522
Canada — 0.6%
Canadian Government Bond, 0.25%, 3/1/26	CAD	1,150,000	898,587
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	302,000	244,859
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	588,650
Province of Quebec Canada, 3.00%, 9/1/23	CAD	460,000	387,659
Province of Quebec Canada, 5.75%, 12/1/36	CAD	325,000	380,683
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	37,638
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	97,833
			2,635,909
China — 1.9%
China Government Bond, 2.64%, 8/13/22	CNY	18,500,000	2,869,814
China Government Bond, 2.88%, 11/5/23	CNY	25,000,000	3,907,051
China Government Bond, 3.25%, 6/6/26	CNY	550,000	87,333
China Government Bond, 3.29%, 5/23/29	CNY	400,000	63,487
China Government Bond, 3.39%, 3/16/50	CNY	10,340,000	1,566,961
			8,494,646
Colombia†
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	129,920
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,100,000	102,222
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	517,000	87,347
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	75,161
			162,508
Finland — 0.5%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	173,000	244,059
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	1,750,000	2,099,607
			2,343,666
31

		Shares/Principal Amount	Value
France — 0.6%
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	1,170,000	$1,731,770
French Republic Government Bond OAT, 0.00%, 11/25/31(8)	EUR	850,000	1,018,872
			2,750,642
Indonesia — 0.1%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	3,000,000,000	235,542
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	257,458
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	263,000	332,060
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	971,000	1,257,743
			1,589,803
Japan — 2.1%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	31,500,000	292,077
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	161,750,000	1,961,434
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,838,495
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	11,400,000	125,188
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	313,550,000	3,202,747
Japanese Government CPI Linked Bond, 0.10%, 3/10/29	JPY	226,981,848	2,127,987
			9,547,928
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	785,000	196,242
Mexico — 0.2%
Mexican Bonos, 6.50%, 6/9/22	MXN	7,800,000	395,269
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	455,746
			851,015
Netherlands — 0.2%
Netherlands Government Bond, 0.00%, 1/15/22(6)(8)	EUR	95,000	113,030
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	401,000	504,811
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	63,000	126,894
			744,735
Norway — 0.1%
Norway Government Bond, 2.00%, 5/24/23(6)	NOK	360,000	41,812
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	1,510,000	177,739
			219,551
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	650,000	182,334
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	4,500,000	62,662
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	288,000	218,886
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(6)	EUR	5,000	6,598
Spain Government Bond, 1.60%, 4/30/25(6)	EUR	164,000	209,909
Spain Government Bond, 5.15%, 10/31/28(6)	EUR	16,000	26,253
Spain Government Bond, 5.15%, 10/31/44(6)	EUR	30,000	66,791
			309,551
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	305,895
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	89,000	137,619
			443,514
32

		Shares/Principal Amount	Value
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	3,450,000	$111,035
Thailand Government Bond, 3.85%, 12/12/25	THB	9,350,000	322,124
			433,159
United Kingdom — 0.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	600,000	828,636
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $32,668,768)			34,846,162
COMMERCIAL PAPER(2) — 2.3%
First Abu Dhabi Bank PJSC, 0.12%, 8/27/21(6)		$445,000	444,971
Nordea Bank Abp, 0.19%, 6/24/22(6)		2,050,000	2,050,055
Ridgefield Funding Co. LLC, 0.19%, 11/2/21(6)		1,080,000	1,079,724
Royal Bank of Canada (New York), VRN, 0.14%, (3-month LIBOR plus 0.01%), 1/27/22		775,000	775,053
Societe Generale SA, 0.19%, 10/21/21(6)		2,360,000	2,359,510
Toronto-Dominion Bank (The), 0.23%, 4/11/22(6)		3,410,000	3,406,425
Washington Morgan Capital Co. LLC, Series A, 0.25%, 11/19/21 (LOC: Goldman Sachs & Co.)(6)		280,000	280,077
TOTAL COMMERCIAL PAPER (Cost $10,392,924)			10,395,815
COLLATERALIZED LOAN OBLIGATIONS — 2.1%
Ares LVI CLO Ltd., Series 2020-56A, Class C, VRN, 2.53%, (3-month LIBOR plus 2.40%), 10/25/31(6)		425,000	426,376
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 1.73%, (3-month LIBOR plus 1.60%), 4/17/33(6)		550,000	549,294
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.58%, (3-month LIBOR plus 1.45%), 4/20/31(6)		400,000	398,956
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.53%, (3-month LIBOR plus 1.40%), 4/17/31(6)		450,000	447,259
Dryden Senior Loan Fund, Series 2017-50A, Class A1R, VRN, 1.13%, (3-month LIBOR plus 1.00%), 7/15/30(6)		325,000	325,428
Dryden Senior Loan Fund, Series 2021-87A, Class D, VRN, 3.07%, (3-month LIBOR plus 2.95%), 5/20/34(6)		300,000	301,508
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.18%, (3-month LIBOR plus 2.05%), 4/15/33(6)		300,000	301,207
Elmwood CLO IV Ltd., Series 2020-1A, Class D, VRN, 3.28%, (3-month LIBOR plus 3.15%), 4/15/33(6)		150,000	150,942
Elmwood CLO V Ltd., Series 2020-2A, Class C, VRN, 2.875%, (3-month LIBOR plus 2.75%), 7/24/31(6)		500,000	501,818
Elmwood CLO V Ltd., Series 2020-2A, Class CR, VRN, 2.12%, (3-month LIBOR plus 2.00%), 10/20/34(6)(9)		350,000	350,004
Elmwood CLO VII Ltd., Series 2020-4A, Class C, VRN, 2.38%, (3-month LIBOR plus 2.25%), 1/17/34(6)		275,000	277,213
Flatiron CLO Ltd., Series 2020-1A, Class C, VRN, 2.61%, (3-month LIBOR plus 2.45%), 11/20/33(6)		350,000	354,698
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.25%, (3-month LIBOR plus 1.12%), 7/20/31(6)		250,000	250,408
Kayne CLO Ltd., Series 2020-9A, Class C, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/15/34(6)		350,000	355,938
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/31(6)		450,000	450,011
Logan CLO I Ltd., Series 2021-1A, Class C, VRN, 2.05%, (3-month LIBOR plus 1.90%), 7/20/34(6)		325,000	324,487
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.63%, (3-month LIBOR plus 1.50%), 4/15/31(6)		400,000	398,775
Magnetite XIV-R Ltd., Series 2015-14RA, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 10/18/31(6)		375,000	374,602
33

	Shares/Principal Amount	Value
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 2.23%, (3-month LIBOR plus 2.10%), 1/25/32(6)	$350,000	$351,372
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class DR, VRN, 2.98%, (3-month LIBOR plus 2.85%), 1/20/31(6)	175,000	175,614
Neuberger Berman Loan Advisers CLO Ltd., Series 2019-34A, Class C1, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/20/33(6)	275,000	276,861
Octagon Ltd., Series 2021-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.05%), 7/15/34(6)	325,000	327,513
OHA Credit Funding Ltd., Series 2020-7A, Class B, VRN, 1.83%, (3-month LIBOR plus 1.70%), 10/19/32(6)	350,000	350,644
OHA Credit Partners VII Ltd., Series 2012-7A, Class D1R3, VRN, 3.06%, (3-month LIBOR plus 2.90%), 2/20/34(6)	275,000	276,261
Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, VRN, 2.98%, (3-month LIBOR plus 2.80%), 7/20/34(6)	200,000	201,032
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.58%, (3-month LIBOR plus 2.45%), 10/15/32(6)	325,000	326,148
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.48%, (3-month LIBOR plus 2.35%), 1/20/32(6)	325,000	326,457
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.83%, (3-month LIBOR plus 1.70%), 4/18/33(6)	500,000	502,132
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,600,271)		9,652,958
MUNICIPAL SECURITIES — 2.1%
Alaska Housing Finance Corp. Rev., VRDN, 0.04%, 8/2/21 (SBBPA: FHLB)	100,000	100,000
Alaska Housing Finance Corp. Rev., VRDN, 0.09%, 8/6/21	100,000	100,000
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	161,094
California Infrastructure & Economic Development Bank Rev., (Morningstar Enterprises LLC), VRDN, 0.07%, 8/6/21 (LOC: Wells Fargo Bank N.A.)	100,000	100,000
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	44,138
Michigan Finance Authority Rev., 4.00%, 8/20/21 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,504,915
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.02%, 8/2/21 (GA: Chevron Corp.)	150,000	150,000
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	167,754
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	14,730
New York City GO, 6.27%, 12/1/37	40,000	59,790
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	133,102
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	71,532
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	125,000	138,473
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	209,107
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	180,000	255,870
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	106,133
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	133,227
State of California GO, 4.60%, 4/1/38	40,000	47,030
State of California GO, 7.55%, 4/1/39	30,000	52,121
State of California GO, 7.30%, 10/1/39	30,000	48,770
State of California GO, 7.60%, 11/1/40	65,000	115,770
State of Maryland GO, 2.65%, 3/15/22	200,000	203,079
34

	Shares/Principal Amount	Value
State of New York Mortgage Agency Rev., VRDN, 0.04%, 8/2/21 (SBBPA: Barclays Bank plc)	$155,000	$155,000
State of Texas Rev., 4.00%, 8/26/21	2,880,000	2,887,637
State of Washington GO, 5.14%, 8/1/40	5,000	7,105
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 0.13%, 8/6/21 (LOC: Bank of America N.A.)	120,000	120,000
Tennis for Charity, Inc. Rev., VRDN, 0.06%, 8/6/21 (LOC: JPMorgan Chase Bank N.A.)	1,325,000	1,325,000
TOTAL MUNICIPAL SECURITIES (Cost $8,936,266)		9,411,377
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.2%
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.01%, 8/25/34	86,156	88,233
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(6)	22,713	22,995
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.89%, 10/25/29(6)	84,368	86,891
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 1.75%, (SOFR plus 1.70%), 12/27/33(6)	600,000	601,263
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(6)	20,645	21,083
		820,465
U.S. Government Agency Collateralized Mortgage Obligations — 0.8%
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.84%, (1-month LIBOR plus 3.75%), 9/25/24	575,507	586,161
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.09%, (1-month LIBOR plus 5.00%), 12/25/28	452,258	471,534
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.44%, (1-month LIBOR plus 1.35%), 3/25/29	1,891	1,891
FHLMC, Series 2016-HQA4, Class M3, VRN, 3.99%, (1-month LIBOR plus 3.90%), 4/25/29	1,055,767	1,090,641
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	530,212	93,610
FNMA, Series 2014-C02, Class 2M2, VRN, 2.69%, (1-month LIBOR plus 2.60%), 5/25/24	247,511	250,107
FNMA, Series 2015-C04, Class 1M2, VRN, 5.79%, (1-month LIBOR plus 5.70%), 4/25/28	180,932	191,695
FNMA, Series 2016-C03, Class 2M2, VRN, 5.99%, (1-month LIBOR plus 5.90%), 10/25/28	111,561	117,789
FNMA, Series 2017-C03, Class 1M2, VRN, 3.09%, (1-month LIBOR plus 3.00%), 10/25/29	119,948	123,333
FNMA, Series 2018-C04, Class 2M2, VRN, 2.64%, (1-month LIBOR plus 2.55%), 12/25/30	612,578	620,972
		3,547,733
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,141,016)		4,368,198
PREFERRED STOCKS — 0.7%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	300,000	401,682
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	300,000	368,331
Telefonica Europe BV, 5.875%	100,000	132,889
		501,220
Electric Utilities — 0.1%
Electricite de France SA, 3.375%	200,000	252,374
Enel SpA, 2.25%	300,000	376,184
		628,558
35

	Shares/Principal Amount	Value
Insurance — 0.2%
Allianz SE, 2.625%	200,000	$243,774
Allianz SE, 3.375%	200,000	259,066
Credit Agricole Assurances SA, 4.25%	100,000	131,970
Intesa Sanpaolo Vita SpA, 4.75%	200,000	261,969
		896,779
Oil, Gas and Consumable Fuels — 0.1%
Eni SpA, 3.375%	300,000	384,879
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%(6)	365,000	369,563
TOTAL PREFERRED STOCKS (Cost $3,146,735)		3,182,681
ASSET-BACKED SECURITIES — 0.6%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(6)	$83,115	85,226
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(6)	400,000	403,938
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(6)	1,300,000	1,332,103
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(6)	209,108	215,275
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(6)	162,517	162,648
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	225,207	236,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,377,349)		2,435,190
CERTIFICATES OF DEPOSIT — 0.5%
Banks — 0.5%
Natixis NY, 0.29%, 8/10/21	190,000	190,013
Skandinaviska Enskilda Banken AB, 0.18%, 10/4/21	2,200,000	2,200,407
TOTAL CERTIFICATES OF DEPOSIT (Cost $2,390,007)		2,390,420
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.25%, (12-month LIBOR plus 1.87%), 7/1/36	5,082	5,387
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.14%), 10/1/36	17,115	18,319
FHLMC, VRN, 2.42%, (1-year H15T1Y plus 2.26%), 4/1/37	47,887	51,038
FHLMC, VRN, 2.30%, (12-month LIBOR plus 1.77%), 9/1/40	10,814	11,259
FHLMC, VRN, 2.15%, (12-month LIBOR plus 1.88%), 5/1/41	7,943	8,288
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.86%), 7/1/41	27,788	29,548
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	8,329	8,548
FHLMC, VRN, 1.87%, (12-month LIBOR plus 1.62%), 6/1/43	124	124
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 6/1/43	4,208	4,222
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	23,621	24,640
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	30,174	31,469
FNMA, VRN, 1.79%, (6-month LIBOR plus 1.54%), 9/1/35	4,816	5,019
FNMA, VRN, 2.36%, (1-year H15T1Y plus 2.16%), 3/1/38	34,420	36,701
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	5,912	6,154
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.86%), 3/1/40	7,918	8,415
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	15,713	16,611
		265,742
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.4%
FHLMC, 8.00%, 7/1/30	985	1,185
36

	Shares/Principal Amount	Value
FHLMC, 6.50%, 5/1/31	$6,315	$7,109
FHLMC, 5.50%, 12/1/33	40,169	45,796
FHLMC, 5.50%, 1/1/38	54,938	63,961
FHLMC, 6.00%, 2/1/38	72,413	86,146
FHLMC, 6.00%, 11/1/38	51,313	59,763
FNMA, 7.00%, 6/1/26	121	133
FNMA, 6.50%, 6/1/29	7,193	8,090
FNMA, 7.00%, 7/1/29	307	308
FNMA, 7.00%, 3/1/30	2,217	2,436
FNMA, 7.50%, 9/1/30	1,588	1,842
FNMA, 6.50%, 9/1/31	12,142	13,662
FNMA, 7.00%, 9/1/31	3,467	3,658
FNMA, 6.50%, 1/1/32	2,209	2,487
FNMA, 5.50%, 6/1/33	34,512	39,870
FNMA, 5.50%, 8/1/33	196,390	227,174
FNMA, 5.50%, 9/1/33	41,231	47,327
FNMA, 5.50%, 1/1/34	98,119	113,353
FNMA, 3.50%, 3/1/34	72,765	78,370
FNMA, 5.50%, 4/1/36	21,901	25,429
FNMA, 5.50%, 12/1/36	44,531	51,708
FNMA, 5.50%, 1/1/37	153,376	178,102
FNMA, 6.50%, 8/1/37	24,450	28,122
FNMA, 6.50%, 8/1/47	7,564	8,217
FNMA, 6.50%, 9/1/47	18,102	19,608
FNMA, 6.50%, 9/1/47	871	945
FNMA, 6.50%, 9/1/47	9,572	10,366
GNMA, 7.00%, 1/15/24	230	240
GNMA, 8.00%, 7/15/24	2,020	2,062
GNMA, 8.00%, 9/15/24	657	660
GNMA, 9.00%, 4/20/25	320	349
GNMA, 7.00%, 9/15/25	2,824	2,835
GNMA, 7.50%, 10/15/25	2,313	2,347
GNMA, 7.50%, 2/15/26	4,638	5,035
GNMA, 8.25%, 7/15/26	14,302	14,528
GNMA, 7.00%, 12/15/27	9,925	9,965
GNMA, 6.50%, 2/15/28	1,511	1,689
GNMA, 6.50%, 3/15/28	6,376	7,129
GNMA, 6.50%, 4/15/28	321	359
GNMA, 6.00%, 10/15/28	9,416	10,582
GNMA, 7.00%, 5/15/31	3,352	3,940
GNMA, 5.50%, 11/15/32	19,192	22,125
GNMA, 6.50%, 10/15/38	289,046	347,384
GNMA, 4.50%, 5/20/41	171,882	191,284
GNMA, 4.50%, 6/15/41	104,895	120,295
GNMA, 3.50%, 6/20/42	148,181	159,621
GNMA, 3.50%, 4/20/45	36,461	38,897
GNMA, 2.50%, 2/20/47	26,861	28,038
		2,094,531
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $2,134,007)		2,360,273
EXCHANGE-TRADED FUNDS†
iShares MSCI EAFE Value ETF	1,657	85,534
37

	Shares/Principal Amount	Value
iShares Russell 2000 Growth ETF	195	$58,510
TOTAL EXCHANGE-TRADED FUNDS (Cost $147,267)		144,044
TEMPORARY CASH INVESTMENTS — 5.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $24,706,263)	24,706,263	24,706,263
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(10) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $300,750)	300,750	300,750
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $375,890,712)		450,869,643
OTHER ASSETS AND LIABILITIES — 0.3%		1,180,609
TOTAL NET ASSETS — 100.0%		$452,050,252
38

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	728,066	USD	544,892	Bank of America N.A.	9/15/21	$(10,492)
USD	858,146	AUD	1,109,762	Bank of America N.A.	9/15/21	43,582
USD	570,055	AUD	759,851	Bank of America N.A.	9/15/21	12,326
BRL	3,944,137	USD	770,565	Goldman Sachs & Co.	9/15/21	(17,613)
USD	402,119	BRL	2,046,185	Goldman Sachs & Co.	9/15/21	11,494
CAD	5,844	USD	4,640	Morgan Stanley	9/29/21	45
CAD	11,804	USD	9,239	Morgan Stanley	9/29/21	222
USD	1,175,060	CAD	1,420,883	Bank of America N.A.	9/15/21	36,190
USD	317,554	CAD	386,317	Bank of America N.A.	9/15/21	7,912
USD	103	CAD	127	Morgan Stanley	9/29/21	1
USD	215,670	CAD	267,229	Morgan Stanley	9/29/21	1,477
USD	5,059	CAD	6,357	Morgan Stanley	9/29/21	(36)
USD	5,985	CAD	7,518	Morgan Stanley	9/29/21	(41)
USD	751,596	CHF	672,235	Morgan Stanley	9/15/21	8,678
CLP	14,600,850	USD	20,252	Goldman Sachs & Co.	9/15/21	(1,036)
USD	5,670,685	CNY	36,488,020	Goldman Sachs & Co.	9/15/21	46,154
COP	1,145,252,190	USD	317,768	Goldman Sachs & Co.	9/15/21	(23,126)
USD	265,847	COP	998,214,005	Goldman Sachs & Co.	9/15/21	9,033
USD	60,204	CZK	1,254,908	UBS AG	9/15/21	1,867
USD	14,926	DKK	90,938	UBS AG	9/15/21	413
EUR	209,794	USD	249,437	JPMorgan Chase Bank N.A.	8/18/21	(497)
EUR	6,748	USD	7,958	Credit Suisse AG	9/30/21	56
EUR	4,781	USD	5,657	Credit Suisse AG	9/30/21	21
EUR	4,478	USD	5,325	Credit Suisse AG	9/30/21	(6)
USD	6,115,367	EUR	5,169,547	JPMorgan Chase Bank N.A.	8/18/21	(18,780)
USD	654,782	EUR	548,969	Credit Suisse AG	9/30/21	2,820
USD	203,490	EUR	170,606	Credit Suisse AG	9/30/21	876
USD	6,621	EUR	5,538	Credit Suisse AG	9/30/21	45
USD	15,866	EUR	13,281	Credit Suisse AG	9/30/21	93
USD	19,376	EUR	16,344	Credit Suisse AG	9/30/21	(34)
USD	5,675	EUR	4,781	Credit Suisse AG	9/30/21	(3)
USD	5,917	EUR	4,993	Credit Suisse AG	9/30/21	(13)
USD	7,768	EUR	6,597	Credit Suisse AG	9/30/21	(66)
USD	26,363	EUR	22,387	Credit Suisse AG	9/30/21	(224)
USD	7,739	EUR	6,566	Credit Suisse AG	9/30/21	(59)
USD	6,439	EUR	5,447	Credit Suisse AG	9/30/21	(30)
USD	7,021	EUR	5,901	Credit Suisse AG	9/30/21	13
USD	17,789	EUR	15,044	Goldman Sachs & Co.	9/30/21	(77)
GBP	867,471	USD	1,225,216	Bank of America N.A.	9/15/21	(19,304)
GBP	82,803	USD	113,923	Bank of America N.A.	9/15/21	1,185
GBP	89,023	USD	124,379	Bank of America N.A.	9/15/21	(624)
GBP	12,641	USD	17,610	JPMorgan Chase Bank N.A.	9/30/21	(36)
GBP	13,731	USD	18,940	JPMorgan Chase Bank N.A.	9/30/21	149
USD	19,798	GBP	14,241	Goldman Sachs & Co.	9/30/21	(1)
USD	642,775	GBP	461,784	JPMorgan Chase Bank N.A.	9/30/21	801
HKD	5,184	USD	667	Bank of America N.A.	9/30/21	—
HKD	13,851	USD	1,780	Bank of America N.A.	9/30/21	3
HKD	19,278	USD	2,478	Bank of America N.A.	9/30/21	3
USD	823	HKD	6,395	Bank of America N.A.	9/30/21	—
USD	795	HKD	6,179	Bank of America N.A.	9/30/21	—
39

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,662	HKD	12,915	Bank of America N.A.	9/30/21	$(1)
USD	1,772	HKD	13,770	Bank of America N.A.	9/30/21	—
USD	10,015	HKD	77,787	Bank of America N.A.	9/30/21	4
USD	354	HKD	2,754	Bank of America N.A.	9/30/21	—
USD	2,542	HKD	19,764	Bank of America N.A.	9/30/21	(2)
HUF	10,604,698	USD	37,228	UBS AG	9/15/21	(2,189)
IDR	7,234,439,890	USD	501,556	Goldman Sachs & Co.	9/15/21	(2,820)
ILS	187,276	USD	57,757	UBS AG	9/17/21	197
USD	507,996	INR	37,498,769	Goldman Sachs & Co.	9/15/21	6,226
JPY	825,660	USD	7,419	Bank of America N.A.	9/30/21	111
JPY	280,800	USD	2,562	Bank of America N.A.	9/30/21	(1)
JPY	300,960	USD	2,733	Bank of America N.A.	9/30/21	11
JPY	1,031,311	USD	9,366	Bank of America N.A.	9/30/21	39
JPY	856,125	USD	7,828	Bank of America N.A.	9/30/21	(21)
JPY	246,240	USD	2,236	Bank of America N.A.	9/30/21	10
JPY	1,015,113	USD	9,235	Bank of America N.A.	9/30/21	23
USD	3,349,186	JPY	368,830,462	Bank of America N.A.	8/18/21	(13,194)
USD	225,750	JPY	24,967,460	Bank of America N.A.	9/30/21	(1,941)
USD	106,286	JPY	11,754,990	Bank of America N.A.	9/30/21	(914)
USD	3,701	JPY	410,040	Bank of America N.A.	9/30/21	(38)
USD	3,864	JPY	426,870	Bank of America N.A.	9/30/21	(29)
USD	97,344	JPY	10,704,126	Bank of America N.A.	9/30/21	(273)
USD	7,900	JPY	867,245	Bank of America N.A.	9/30/21	(9)
KRW	491,522,722	USD	440,365	Goldman Sachs & Co.	9/15/21	(14,366)
KZT	87,842,751	USD	202,566	Goldman Sachs & Co.	9/15/21	2,021
USD	297,277	MXN	5,933,418	Morgan Stanley	9/15/21	923
MYR	2,549,378	USD	618,406	Goldman Sachs & Co.	9/15/21	(17,711)
NOK	31,975	USD	3,754	UBS AG	9/30/21	(134)
NOK	87,578	USD	9,917	UBS AG	9/30/21	(3)
USD	205,819	NOK	1,703,128	UBS AG	9/15/21	13,021
USD	4,383	NOK	38,324	UBS AG	9/30/21	45
USD	1,638	NOK	14,660	UBS AG	9/30/21	(22)
USD	159,769	NOK	1,371,403	UBS AG	9/30/21	4,523
NZD	368,417	USD	257,604	Bank of America N.A.	9/15/21	(972)
USD	195,956	NZD	273,148	Bank of America N.A.	9/15/21	5,687
PEN	81,154	USD	20,977	Goldman Sachs & Co.	9/15/21	(996)
USD	659,991	PHP	31,723,794	Goldman Sachs & Co.	9/15/21	26,547
USD	121,888	PLN	447,595	UBS AG	9/15/21	5,688
USD	66,787	RUB	4,895,219	Goldman Sachs & Co.	9/15/21	257
SEK	1,471,761	USD	178,363	UBS AG	9/15/21	(7,337)
SEK	4,834,448	USD	556,940	UBS AG	9/15/21	4,847
USD	132,804	SGD	176,011	Bank of America N.A.	9/15/21	2,910
USD	918,239	THB	28,691,309	Goldman Sachs & Co.	9/15/21	45,501
						$148,979

40

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	15	September 2021	$2,408,561	$22,928
Korean Treasury 10-Year Bonds	7	September 2021	780,482	13,863
U.K. Gilt 10-Year Bonds	14	September 2021	2,525,715	51,741
U.S. Treasury 2-Year Notes	56	September 2021	12,356,750	(4,484)
U.S. Treasury 5-Year Notes	85	September 2021	10,577,852	46,950
U.S. Treasury Ultra Bonds	12	September 2021	2,394,375	44,227
			$31,043,735	$175,225
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	13	September 2021	$1,747,890	$(3,108)
U.S. Treasury Long Bonds	9	September 2021	1,482,469	(72,299)
			$3,230,359	$(75,407)
^Amount represents value and unrealized appreciation (depreciation).

41

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MTN	-	Medium Term Note
AUD	-	Australian Dollar	MXN	-	Mexican Peso
BRL	-	Brazilian Real	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CNY	-	Chinese Yuan	PHP	-	Philippine Peso
COP	-	Colombian Peso	PLN	-	Polish Zloty
CPI	-	Consumer Price Index	RUB	-	Russian Ruble
CZK	-	Czech Koruna	SBBPA	-	Standby Bond Purchase Agreement
DKK	-	Danish Krone	SEK	-	Swedish Krona
EUR	-	Euro	SEQ	-	Sequential Payer
FHLB	-	Federal Home Loan Bank	SGD	-	Singapore Dollar
FHLMC	-	Federal Home Loan Mortgage Corporation	SOFR	-	Secured Overnight Financing Rate
FNMA	-	Federal National Mortgage Association	THB	-	Thai Baht
GA	-	Guaranty Agreement	USD	-	United States Dollar
GBP	-	British Pound	VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
IO	-	Interest Only
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $292,755.
(4)Non-income producing.
(5)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $583,338. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $38,403,814, which represented 8.5% of total net assets.
(7)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.7% of total net assets.
(8)Security is a zero-coupon bond.
(9)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(10)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $610,667, which includes securities collateral of $309,917.
See Notes to Financial Statements.
42

Statement of Assets and Liabilities

JULY 31, 2021
Assets
Investment securities - unaffiliated, at value (cost of $273,490,875) — including $583,338 of securities on loan	$314,210,196
Investment securities - affiliated, at value (cost of $102,099,087)	136,358,697
Investment made with cash collateral received for securities on loan, at value (cost of $300,750)	300,750
Total investment securities, at value (cost of $375,890,712)	450,869,643
Cash	95,029
Foreign currency holdings, at value (cost of $4,350)	3,749
Foreign deposits with broker for futures contracts, at value (cost of $101,349)	102,532
Receivable for investments sold	775,966
Receivable for capital shares sold	155,447
Receivable for variation margin on futures contracts	19,331
Unrealized appreciation on forward foreign currency exchange contracts	304,050
Interest and dividends receivable	1,190,677
Securities lending receivable	435
453,516,859

Liabilities
Payable for collateral received for securities on loan	300,750
Payable for investments purchased	612,552
Payable for capital shares redeemed	110,979
Unrealized depreciation on forward foreign currency exchange contracts	155,071
Accrued management fees	250,771
Distribution and service fees payable	34,802
Accrued foreign taxes	1,682
1,466,607

Net Assets	$452,050,252

Net Assets Consist of:
Capital (par value and paid-in surplus)	$356,039,990
Distributable earnings	96,010,262
$452,050,252

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$167,284,982	26,166,669	$6.39
I Class, $0.01 Par Value	$38,058,177	5,950,333	$6.40
A Class, $0.01 Par Value	$92,011,313	14,407,914	$6.39*
C Class, $0.01 Par Value	$11,901,688	1,906,134	$6.24
R Class, $0.01 Par Value	$11,768,143	1,848,135	$6.37
R5 Class, $0.01 Par Value	$38,543,187	6,017,047	$6.41
R6 Class, $0.01 Par Value	$92,482,762	14,457,907	$6.40
*Maximum offering price $6.78 (net asset value divided by 0.9425).

See Notes to Financial Statements.
43

Statement of Operations

YEAR ENDED JULY 31, 2021
Investment Income (Loss)
Income:
Interest	$5,601,973
Income distributions from affiliated funds	1,986,880
Dividends (net of foreign taxes withheld of $44,844)	1,397,560
Securities lending, net	5,793
8,992,206

Expenses:
Management fees	3,771,410
Distribution and service fees:
A Class	215,823
C Class	137,818
R Class	59,761
Directors' fees and expenses	11,594
Other expenses	7,928
4,204,334
Fees waived(1)	(1,014,243)
3,190,091

Net investment income (loss)	5,802,115

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $10,399,061 from affiliated funds)	26,474,927
Forward foreign currency exchange contract transactions	(418,281)
Futures contract transactions	24,781
Swap agreement transactions	48,562
Foreign currency translation transactions	5,507
Capital gain distributions received from affiliated funds	87,266
26,222,762

Change in net unrealized appreciation (depreciation) on:
Investments (including $25,938,895 from affiliated funds and (increase) decrease in accrued foreign taxes of $(784))	36,918,388
Forward foreign currency exchange contracts	270,464
Futures contracts	93,558
Translation of assets and liabilities in foreign currencies	(4,264)
37,278,146

Net realized and unrealized gain (loss)	63,500,908

Net Increase (Decrease) in Net Assets Resulting from Operations	$69,303,023
(1)Amount consists of $379,943, $78,442, $208,730, $33,383, $28,898, $87,476 and $197,371 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
44

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2021 AND JULY 31, 2020
Increase (Decrease) in Net Assets	July 31, 2021	July 31, 2020
Operations
Net investment income (loss)	$5,802,115	$4,198,207
Net realized gain (loss)	26,222,762	32,620,321
Change in net unrealized appreciation (depreciation)	37,278,146	(7,309,756)
Net increase (decrease) in net assets resulting from operations	69,303,023	29,508,772

Distributions to Shareholders
From earnings:
Investor Class	(6,695,769)	(12,238,428)
I Class	(1,438,166)	(2,275,562)
A Class	(3,455,974)	(5,976,445)
C Class	(541,627)	(1,162,797)
R Class	(459,461)	(745,441)
R5 Class	(1,614,113)	(2,974,364)
R6 Class	(3,762,974)	(5,935,807)
Decrease in net assets from distributions	(17,968,084)	(31,308,844)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,524,665	(25,464,995)

Net increase (decrease) in net assets	66,859,604	(27,265,067)

Net Assets
Beginning of period	385,190,648	412,455,715
End of period	$452,050,252	$385,190,648

See Notes to Financial Statements.
45

Notes to Financial Statements

JULY 31, 2021

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposits are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

46

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales
47

of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$300,750	—	—	—	$300,750
Gross amount of recognized liabilities for securities lending transactions					$300,750
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2021, the investment advisor agreed to waive an additional 0.15% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to increase the amount of the additional waiver from 0.15% to 0.18% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.80% to 1.00%	1.00%	0.76%
I Class	0.60% to 0.80%	0.80%	0.56%
A Class	0.80% to 1.00%	1.00%	0.76%
C Class	0.80% to 1.00%	1.00%	0.76%
R Class	0.80% to 1.00%	1.00%	0.76%
R5 Class	0.60% to 0.80%	0.80%	0.56%
R6 Class	0.45% to 0.65%	0.65%	0.41%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

49

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $200,842 and $2,632,920, respectively. The effect of interfund transactions on the Statement of Operations was $64,259 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2021 totaled $228,699,387, of which $108,445,114 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2021 totaled $257,608,395, of which $115,782,573 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2021		Year ended July 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	4,004,568	$24,144,889	3,089,007	$16,345,089
Issued in reinvestment of distributions	1,081,604	6,467,181	2,191,241	12,014,731
Redeemed	(4,468,193)	(27,002,114)	(8,234,700)	(45,168,135)
	617,979	3,609,956	(2,954,452)	(16,808,315)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	1,905,056	11,566,663	1,341,385	7,258,248
Issued in reinvestment of distributions	240,061	1,437,511	414,673	2,274,358
Redeemed	(1,143,757)	(6,862,440)	(1,961,383)	(10,657,011)
	1,001,360	6,141,734	(205,325)	(1,124,405)
A Class/Shares Authorized	270,000,000		270,000,000
Sold	3,091,189	18,624,543	2,678,884	14,641,649
Issued in reinvestment of distributions	568,940	3,397,027	1,057,771	5,797,946
Redeemed	(3,075,861)	(18,625,515)	(5,237,372)	(28,714,839)
	584,268	3,396,055	(1,500,717)	(8,275,244)
C Class/Shares Authorized	70,000,000		70,000,000
Sold	400,624	2,346,781	303,952	1,624,649
Issued in reinvestment of distributions	92,490	540,053	211,603	1,137,600
Redeemed	(1,271,056)	(7,510,076)	(1,009,983)	(5,445,064)
	(777,942)	(4,623,242)	(494,428)	(2,682,815)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	390,576	2,359,899	451,192	2,448,869
Issued in reinvestment of distributions	76,980	458,694	135,298	738,680
Redeemed	(534,155)	(3,272,842)	(496,484)	(2,704,247)
	(66,599)	(454,249)	90,006	483,302
R5 Class/Shares Authorized	150,000,000		50,000,000
Sold	480,848	2,913,012	395,433	2,145,115
Issued in reinvestment of distributions	269,380	1,614,113	541,377	2,974,364
Redeemed	(819,442)	(4,902,813)	(1,338,552)	(7,124,856)
	(69,214)	(375,688)	(401,742)	(2,005,377)
R6 Class/Shares Authorized	235,000,000		90,000,000
Sold	3,111,443	19,058,432	2,517,849	13,510,237
Issued in reinvestment of distributions	628,858	3,762,974	1,082,241	5,935,807
Redeemed	(2,484,704)	(14,991,307)	(2,704,571)	(14,498,185)
	1,255,597	7,830,099	895,519	4,947,859
Net increase (decrease)	2,545,449	$15,524,665	(4,571,139)	$(25,464,995)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$136,358,697	—	—
U.S. Treasury Securities	—	$87,786,391	—
Common Stocks	68,246,929	17,608,610	—
Corporate Bonds	—	36,674,885	—
Sovereign Governments and Agencies	—	34,846,162	—
Commercial Paper	—	10,395,815	—
Collateralized Loan Obligations	—	9,652,958	—
Municipal Securities	—	9,411,377	—
Collateralized Mortgage Obligations	—	4,368,198	—
Preferred Stocks	—	3,182,681	—
Asset-Backed Securities	—	2,435,190	—
Certificates of Deposit	—	2,390,420	—
U.S. Government Agency Mortgage-Backed Securities	—	2,360,273	—
Exchange-Traded Funds	144,044	—	—
Temporary Cash Investments	24,706,263	—	—
Temporary Cash Investments - Securities Lending Collateral	300,750	—	—
	$229,756,683	$221,112,960	—
Other Financial Instruments
Futures Contracts	$91,177	$88,532	—
Forward Foreign Currency Exchange Contracts	—	304,050	—
	$91,177	$392,582	—

Liabilities
Other Financial Instruments
Futures Contracts	$79,891	—	—
Forward Foreign Currency Exchange Contracts	—	$155,071	—
	$79,891	$155,071	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $7,660,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $30,835,480.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $14,768,997 futures contracts purchased and $8,545,930 futures contracts sold.
53

Value of Derivative Instruments as of July 31, 2021
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$304,050	Unrealized depreciation on forward foreign currency exchange contracts	$155,071
Interest Rate Risk	Receivable for variation margin on futures contracts*	19,331	Payable for variation margin on futures contracts*	—
		$323,381		$155,071
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2021
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$48,562	Change in net unrealized appreciation (depreciation) on swap agreements	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(418,281)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$270,464
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	24,781	Change in net unrealized appreciation (depreciation) on futures contracts	93,558
		$(344,938)		$364,022

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

54

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$8,616,574	$7,688,591
Long-term capital gains	$9,351,510	$23,620,253

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$377,644,361
Gross tax appreciation of investments	$74,573,754
Gross tax depreciation of investments	(1,348,472)
Net tax appreciation (depreciation) of investments	73,225,282
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	122,636
Net tax appreciation (depreciation)	$73,347,918
Other book-to-tax adjustments	$(475,942)
Undistributed ordinary income	$8,151,844
Accumulated long-term gains	$14,986,442

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

55

11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2021 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$20,618	—	—	$(44)	$20,574	389	—	$639
American Century Focused Dynamic Growth ETF	12,808	—	$8,103	(45)	4,660	56	$3,213	1
American Century Focused Large Cap Value ETF	4,959	$6,526	—	1,920	13,405	219	—	139
American Century Quality Diversified International ETF	8,792	239	1,107	2,035	9,959	191	211	207
American Century STOXX U.S. Quality Growth ETF	25,050	—	10,123	2,450	17,377	238	4,866	49
American Century STOXX U.S. Quality Value ETF	19,320	2,572	118	7,466	29,240	576	3	433
Avantis International Equity ETF	9,480	254	1,535	2,849	11,048	174	223	224
Avantis International Small Cap Value ETF	1,977	41	409	778	2,387	37	97	51
Avantis U.S. Equity ETF	19,222	123	4,316	6,250	21,279	284	1,534	262
Avantis U.S. Small Cap Value ETF	3,775	1,526	1,151	2,280	6,430	88	252	69
	$126,001	$11,281	$26,862	$25,939	$136,359	2,252	$10,399	$2,074
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$5.65	0.08	0.92	1.00	(0.07)	(0.19)	(0.26)	$6.39	18.09%	0.76%	1.00%	1.38%	1.14%	57%	$167,285
2020	$5.67	0.06	0.37	0.43	(0.07)	(0.38)	(0.45)	$5.65	7.89%	0.85%	1.01%	1.09%	0.93%	87%	$144,395
2019	$5.83	0.09	0.14	0.23	(0.10)	(0.29)	(0.39)	$5.67	4.55%	1.00%	1.01%	1.58%	1.57%	65%	$161,655
2018(3)	$6.06	0.06	0.05	0.11	(0.06)	(0.28)	(0.34)	$5.83	2.01%	1.00%(4)	1.00%(4)	1.51%(4)	1.51%(4)	53%	$179,992
2017	$5.62	0.07	0.54	0.61	(0.08)	(0.09)	(0.17)	$6.06	11.02%	1.01%	1.01%	1.28%	1.28%	78%	$246,975
2016	$5.83	0.07	0.09	0.16	(0.05)	(0.32)	(0.37)	$5.62	2.96%	1.00%	1.00%	1.21%	1.21%	87%	$245,726
I Class
2021	$5.65	0.10	0.93	1.03	(0.09)	(0.19)	(0.28)	$6.40	18.51%	0.56%	0.80%	1.58%	1.34%	57%	$38,058
2020	$5.67	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.65	8.11%	0.65%	0.81%	1.29%	1.13%	87%	$27,985
2019	$5.84	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.67	4.57%	0.80%	0.81%	1.78%	1.77%	65%	$29,248
2018(3)	$6.06	0.07	0.06	0.13	(0.07)	(0.28)	(0.35)	$5.84	2.33%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$44,101
2017	$5.63	0.09	0.52	0.61	(0.09)	(0.09)	(0.18)	$6.06	11.05%	0.81%	0.81%	1.48%	1.48%	78%	$46,536
2016	$5.84	0.08	0.10	0.18	(0.07)	(0.32)	(0.39)	$5.63	3.27%	0.80%	0.80%	1.41%	1.41%	87%	$76,532

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$5.65	0.07	0.92	0.99	(0.06)	(0.19)	(0.25)	$6.39	17.79%	1.01%	1.25%	1.13%	0.89%	57%	$92,011
2020	$5.67	0.05	0.36	0.41	(0.05)	(0.38)	(0.43)	$5.65	7.62%	1.10%	1.26%	0.84%	0.68%	87%	$78,047
2019	$5.83	0.07	0.14	0.21	(0.08)	(0.29)	(0.37)	$5.67	4.29%	1.25%	1.26%	1.33%	1.32%	65%	$86,822
2018(3)	$6.05	0.05	0.06	0.11	(0.05)	(0.28)	(0.33)	$5.83	1.99%	1.25%(4)	1.25%(4)	1.26%(4)	1.26%(4)	53%	$113,865
2017	$5.62	0.06	0.52	0.58	(0.06)	(0.09)	(0.15)	$6.05	10.56%	1.26%	1.26%	1.03%	1.03%	78%	$117,230
2016	$5.81	0.05	0.11	0.16	(0.03)	(0.32)	(0.35)	$5.62	2.94%	1.25%	1.25%	0.96%	0.96%	87%	$137,168
C Class
2021	$5.53	0.02	0.90	0.92	(0.02)	(0.19)	(0.21)	$6.24	16.90%	1.76%	2.00%	0.38%	0.14%	57%	$11,902
2020	$5.57	0.01	0.35	0.36	(0.02)	(0.38)	(0.40)	$5.53	6.78%	1.85%	2.01%	0.09%	(0.07)%	87%	$14,851
2019	$5.74	0.03	0.14	0.17	(0.05)	(0.29)	(0.34)	$5.57	3.43%	2.00%	2.01%	0.58%	0.57%	65%	$17,705
2018(3)	$5.96	0.02	0.07	0.09	(0.03)	(0.28)	(0.31)	$5.74	1.58%	2.00%(4)	2.00%(4)	0.51%(4)	0.51%(4)	53%	$26,867
2017	$5.54	0.02	0.51	0.53	(0.02)	(0.09)	(0.11)	$5.96	9.77%	2.01%	2.01%	0.28%	0.28%	78%	$32,110
2016	$5.75	0.01	0.10	0.11	—	(0.32)	(0.32)	$5.54	2.06%	2.00%	2.00%	0.21%	0.21%	87%	$37,188

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$5.63	0.05	0.93	0.98	(0.05)	(0.19)	(0.24)	$6.37	17.59%	1.26%	1.50%	0.88%	0.64%	57%	$11,768
2020	$5.65	0.03	0.37	0.40	(0.04)	(0.38)	(0.42)	$5.63	7.37%	1.35%	1.51%	0.59%	0.43%	87%	$10,783
2019	$5.82	0.06	0.13	0.19	(0.07)	(0.29)	(0.36)	$5.65	3.86%	1.50%	1.51%	1.08%	1.07%	65%	$10,314
2018(3)	$6.04	0.04	0.06	0.10	(0.04)	(0.28)	(0.32)	$5.82	1.83%	1.50%(4)	1.50%(4)	1.01%(4)	1.01%(4)	53%	$10,960
2017	$5.61	0.05	0.52	0.57	(0.05)	(0.09)	(0.14)	$6.04	10.31%	1.51%	1.51%	0.78%	0.78%	78%	$15,004
2016	$5.80	0.04	0.10	0.14	(0.01)	(0.32)	(0.33)	$5.61	2.59%	1.50%	1.50%	0.71%	0.71%	87%	$15,398
R5 Class
2021	$5.66	0.10	0.93	1.03	(0.09)	(0.19)	(0.28)	$6.41	18.48%	0.56%	0.80%	1.58%	1.34%	57%	$38,543
2020	$5.68	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.66	8.10%	0.65%	0.81%	1.29%	1.13%	87%	$34,465
2019	$5.85	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.68	4.75%	0.80%	0.81%	1.78%	1.77%	65%	$36,866
2018(3)	$6.07	0.08	0.05	0.13	(0.07)	(0.28)	(0.35)	$5.85	2.15%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$34,766
2017(5)	$5.73	0.06	0.33	0.39	(0.05)	—	(0.05)	$6.07	6.80%	0.81%(4)	0.81%(4)	1.60%(4)	1.60%(4)	78%(6)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2021	$5.66	0.10	0.93	1.03	(0.10)	(0.19)	(0.29)	$6.40	18.48%	0.41%	0.65%	1.73%	1.49%	57%	$92,483
2020	$5.68	0.08	0.37	0.45	(0.09)	(0.38)	(0.47)	$5.66	8.28%	0.50%	0.66%	1.44%	1.28%	87%	$74,665
2019	$5.84	0.11	0.14	0.25	(0.12)	(0.29)	(0.41)	$5.68	4.91%	0.65%	0.66%	1.93%	1.92%	65%	$69,846
2018(3)	$6.06	0.07	0.07	0.14	(0.08)	(0.28)	(0.36)	$5.84	2.44%	0.65%(4)	0.65%(4)	1.86%(4)	1.86%(4)	53%	$76,077
2017	$5.63	0.10	0.52	0.62	(0.10)	(0.09)	(0.19)	$6.06	11.21%	0.66%	0.66%	1.63%	1.63%	78%	$63,151
2016	$5.84	0.09	0.10	0.19	(0.08)	(0.32)	(0.40)	$5.63	3.50%	0.65%	0.65%	1.56%	1.56%	87%	$20,398

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through November 30, 2017.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
61

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
62

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	103	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
63

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

64

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's total expense ratio by approximately 0.03% (e.g., the Investor Class total expense ratio will be reduced from 0.86% to 0.83%), for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2021.

For corporate taxpayers, the fund hereby designates $716,316, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,351,510, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2021.

The fund hereby designates $3,490,593 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2021.

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Notes
72

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 2109

Annual Report

July 31, 2021

Strategic Allocation: Moderate Fund
Investor Class (TWSMX)
I Class (ASAMX)
A Class (ACOAX)
C Class (ASTCX)
R Class (ASMRX)
R5 Class (ASMUX)
R6 Class (ASMDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Delivered Strong Gains

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat during the period. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual inflation soared to a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, risk assets remained in favor, and global stocks delivered stellar 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 36%. Value stocks generally outperformed growth stocks, while small caps sharply outpaced large caps. The broad U.S. bond market declined modestly, but global bonds delivered a slight gain.

Several Influences Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	24.69%	10.79%	8.84%	—	2/15/96
S&P 500 Index	—	36.45%	17.34%	15.33%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-0.70%	3.12%	3.34%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.06%	1.10%	0.58%	—	—
I Class	ASAMX	24.93%	11.04%	9.05%	—	8/1/00
A Class	ACOAX					10/2/96
No sales charge		24.48%	10.52%	8.57%	—
With sales charge		17.31%	9.22%	7.93%	—
C Class	ASTCX	23.55%	9.71%	7.74%	—	10/2/01
R Class	ASMRX	24.23%	10.26%	8.29%	—	8/29/03
R5 Class	ASMUX	25.10%	—	—	11.60%	4/10/17
R6 Class	ASMDX	25.17%	11.19%	—	9.18%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2021
Investor Class — $23,335

S&P 500 Index — $41,689

Bloomberg Barclays U.S. Aggregate Bond Index — $13,897

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,600

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.24%	1.04%	1.49%	2.24%	1.74%	1.04%	0.89%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Moderate returned 24.69%* for the fiscal period ended July 31, 2021. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Global financial markets performance was colored by a shift in investor sentiment in late 2020, when investors began to anticipate the rollout of COVID-19 vaccines. Prior to the approval, stock and bond markets had been volatile as the outlook for growth varied with pandemic news. Nevertheless, stimulative fiscal and monetary policies supported the economy and financial markets throughout. The change in sentiment was reflected in equity market performance—gains were initially led by growth-oriented stocks, but then shifted to more economically sensitive value stocks. It was a similar story in fixed-income markets, where risk aversion initially kept yields on government bonds near historic lows. But with the prospect of vaccine distribution and the end of the pandemic, investors generally shifted out of government bonds and into higher-yielding, more procyclical sectors to take advantage of an anticipated economic recovery. Later, however, inflation concerns began to play into investor decisions and contributed to market volatility.

In that environment, broad global equity indices finished the period at or near record highs. In the U.S., stocks generally posted very strong returns. Mid-cap companies led the way, followed by small caps and large caps, while value outperformed growth across all market capitalizations, according to the Russell family of indices. Emerging markets stocks also performed well but lagged the U.S. and developed non-U.S. markets. For the period, the S&P 500 Index gained 36.45%, while the MSCI EAFE Index rose 30.31% and the MSCI Emerging Markets (Net) Index increased 20.64%.

In fixed-income markets, government bonds benefited from concerns about the pandemic early in the period, as investors sought out high-quality, perceived safe-haven investments. In the U.S., unprecedented fiscal and monetary stimulus, and a new tolerance for higher inflation by the Federal Reserve, led to a rise in inflation expectations. As a result, yields on government bonds rose, while inflation-protected and corporate bonds performed well. Later in the period, concerns about a resurgence of COVID-19 and questions about the economic recovery caused government bond yields to decline somewhat. It was a similar story outside the U.S., where yields generally followed the same falling-rising-falling pattern, and ultimately ended the period higher than where they began. Add it all up, and the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 1.66% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 0.23%. By comparison, the Bloomberg Barclays U.S. Aggregate Bond, U.S. High-Yield 2% Issuer Capped Bond and U.S. Treasury Inflation-Protected Securities (TIPS) Indices returned -0.70%, 10.62% and 6.90%, respectively.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In an effort to add value and improve the fund’s ability to achieve its objective, we make modest adjustments to the asset allocation. As for regional allocations, because of the speed and success of vaccine rollouts, the U.S. was at the forefront of the economic and earnings recovery. As a result, we maintained our overweight to U.S. stocks relative to non-U.S. markets throughout the period.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Similarly, the continued economic recovery, rising consumer sentiment and indications of higher interest rates all favored value-oriented sectors like financials, materials and industrials over technology and health care. In that environment, we eliminated our long-standing growth overweight and moved to a value overweight during the period. The strong U.S. economic recovery and positive sentiment also pointed us toward a bias in favor of small-cap stocks relative to large.

In fixed income, the rapid economic rebound, higher interest rates and concerns about inflation weighed on government bond markets but favored TIPS and corporate bonds. These conditions benefited our fixed-income allocation, which generally underweighted government bonds in favor of TIPS and higher-yielding sectors such as corporates and select asset-backed securities. Our other tactical allocation decisions also produced positive effects, as U.S. equities outperformed non-U.S. equities, value beat growth and small beat large.

Equity Allocation Performs Well

The equity allocation of Strategic Allocation: Moderate performed well as all strategies produced positive returns. Gains were strong in large-cap and value-oriented holdings. In the U.S., large-cap value, large-cap core and mid-cap value were significant contributors. While overweight allocations to large-cap value were beneficial, security selections in this category detracted. Returns were also strongly positive among small-cap value and small-cap growth positions. Mid-cap equity returns were also positive, though stock selection effects were mixed.

Outside the U.S., large-cap shares and global real estate were significant contributors, while growth-oriented and small-cap holdings made more modest contributions. In global real estate, security selection and our decision to overweight this allocation added to performance. Security selection was generally positive across the international equity segment and was particularly strong in the international small-cap value allocation. Stock selection was also a significant contributor in large caps, especially in large-cap core and growth allocations. In contrast, decisions to underweight large-cap non-U.S. equities detracted somewhat from returns.

Security Selection in Fixed Income Added to Performance

In a period when stocks surged to record highs and interest rates rose, the global bond allocation made only a modest, positive contribution to performance. Certain decisions particularly benefited fixed-income returns. For example, worries about resurgent inflation meant that it was beneficial to overweight TIPS. At the same time, expectations of an improving economy also contributed to strong returns in the high-yield market, where we were overweight. The fund’s bond holdings benefited notably from strong security selection.

Outlook

The global economic recovery is underway and corporate profits have rebounded sharply, but risks remain. Volatility could spike if investors’ assumptions about inflation, interest rates and corporate earnings disappoint. In addition, the resurgent virus and challenges in terms of vaccine distribution and virus mutation mean we are not out of the woods yet with respect to a sustained global economic recovery. And while the U.S. is leading the recovery in developed markets as easing coronavirus restrictions unleash pent-up consumer demand, emerging markets are improving more gradually as vaccination rates climb. Therefore, we remain neutral in our stock allocations relative to bonds and cash, preferring to stick to our long-term strategic diversification targets.

Within equities, economically sensitive value stocks look appealing relative to growth stocks. We believe the economic recovery that’s driving the rotation from growth to value still has plenty of room to run in the U.S. We also favor small-cap stocks based on several favorable conditions, including stronger U.S. growth relative to non-U.S. economies, low interest rates, tight corporate bond spreads, rising commodity prices and relatively attractive valuations.

In fixed-income markets, our outlook for emerging markets sovereign debt and U.S. securitized bonds is positive. We’re more selective around U.S. credit, U.S. government debt and European debt.

Fund Characteristics

JULY 31, 2021
Types of Investments in Portfolio	% of net assets
Affiliated Funds	40.2%
Common Stocks	26.6%
U.S. Treasury Securities	10.0%
Corporate Bonds	5.5%
Sovereign Governments and Agencies	4.4%
Commercial Paper	2.1%
Municipal Securities	1.6%
Collateralized Loan Obligations	1.4%
Collateralized Mortgage Obligations	0.7%
U.S. Government Agency Mortgage-Backed Securities	0.4%
Asset-Backed Securities	0.4%
Preferred Stocks	0.4%
Certificates of Deposit	0.2%
Exchange-Traded Funds	—*
Temporary Cash Investments	5.9%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Expenses Paid During Period(1) 2/1/21 - 7/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,103.60	$3.81	0.73%
I Class	$1,000	$1,104.70	$2.77	0.53%
A Class	$1,000	$1,102.70	$5.11	0.98%
C Class	$1,000	$1,097.70	$9.00	1.73%
R Class	$1,000	$1,100.90	$6.41	1.23%
R5 Class	$1,000	$1,104.50	$2.77	0.53%
R6 Class	$1,000	$1,105.60	$1.98	0.38%
Hypothetical
Investor Class	$1,000	$1,021.18	$3.66	0.73%
I Class	$1,000	$1,022.17	$2.66	0.53%
A Class	$1,000	$1,019.94	$4.91	0.98%
C Class	$1,000	$1,016.22	$8.65	1.73%
R Class	$1,000	$1,018.70	$6.16	1.23%
R5 Class	$1,000	$1,022.17	$2.66	0.53%
R6 Class	$1,000	$1,022.91	$1.91	0.38%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2021

	Shares/Principal Amount	Value
AFFILIATED FUNDS(1) — 40.2%
American Century Diversified Corporate Bond ETF	541,178	$28,618,575
American Century Focused Dynamic Growth ETF	329,973	27,285,467
American Century Focused Large Cap Value ETF	712,144	43,637,549
American Century Quality Diversified International ETF	585,117	30,471,548
American Century STOXX U.S. Quality Growth ETF	648,603	47,358,721
American Century STOXX U.S. Quality Value ETF	1,241,353	62,991,465
Avantis Emerging Markets Equity ETF	313,544	20,679,795
Avantis International Equity ETF	481,741	30,672,449
Avantis International Small Cap Value ETF	156,188	10,202,200
Avantis U.S. Equity ETF	837,500	62,686,875
Avantis U.S. Small Cap Value ETF	266,115	19,530,180
TOTAL AFFILIATED FUNDS (Cost $282,593,174)		384,134,824
COMMON STOCKS — 26.6%
Aerospace and Defense — 0.4%
Babcock International Group plc(2)	64,573	229,501
BAE Systems plc	132,754	1,064,361
CAE, Inc.(2)	3,274	99,905
General Dynamics Corp.	4,133	810,192
Lockheed Martin Corp.	1,631	606,194
Mercury Systems, Inc.(2)	2,989	197,274
Safran SA	3,123	408,720
Spirit AeroSystems Holdings, Inc., Class A	2,938	126,951
		3,543,098
Air Freight and Logistics — 0.1%
Expeditors International of Washington, Inc.	2,365	303,311
United Parcel Service, Inc., Class B	3,284	628,426
		931,737
Airlines — 0.1%
Ryanair Holdings plc, ADR(2)	2,430	264,967
Southwest Airlines Co.(2)	17,302	874,097
		1,139,064
Auto Components — 0.4%
Aptiv plc(2)	9,420	1,571,727
BorgWarner, Inc.	13,114	642,324
Bridgestone Corp.	6,400	281,951
Hyundai Mobis Co. Ltd.	1,538	357,331
Linamar Corp.	2,292	135,617
Minth Group Ltd.	10,000	42,290
Sumitomo Rubber Industries Ltd.	13,900	187,082
Valeo SA	9,622	278,228
		3,496,550
Automobiles — 0.3%
Bayerische Motoren Werke AG	4,322	429,742
Daimler AG	10,887	971,549
Honda Motor Co. Ltd., ADR	17,588	564,575

	Shares/Principal Amount	Value
Nissan Motor Co. Ltd.(2)	82,400	$478,236
Tesla, Inc.(2)	498	342,226
		2,786,328
Banks — 1.2%
AIB Group plc(2)	45,675	112,180
Banco Bilbao Vizcaya Argentaria SA(2)	63,533	406,705
Banco Bradesco SA	26,149	104,430
Banco do Brasil SA	30,300	183,665
Bank Central Asia Tbk PT	73,000	150,698
Bank of America Corp.	22,250	853,510
Barclays plc	331,247	801,313
BNP Paribas SA	9,424	574,667
BPER Banca	44,985	87,699
CaixaBank SA	126,561	375,875
Canadian Western Bank	3,849	104,925
Commerce Bancshares, Inc.	1,463	103,478
Commerzbank AG(2)	21,357	137,538
Eastern Bankshares, Inc.	3,251	59,331
First Hawaiian, Inc.	11,446	315,108
HDFC Bank Ltd., ADR	5,285	372,962
HSBC Holdings plc	74,800	412,865
JPMorgan Chase & Co.	7,185	1,090,539
Jyske Bank A/S(2)	1,769	85,838
M&T Bank Corp.	4,134	553,336
Mitsubishi UFJ Financial Group, Inc.	111,700	590,075
Mizuho Financial Group, Inc.	30,000	428,688
Prosperity Bancshares, Inc.	5,222	356,088
Regions Financial Corp.	35,233	678,235
Silvergate Capital Corp., Class A(2)	1,308	134,462
Societe Generale SA	8,918	261,170
Standard Chartered plc (London)	21,305	127,719
Sumitomo Mitsui Financial Group, Inc.	11,100	374,171
Triumph Bancorp, Inc.(2)	2,442	187,204
Truist Financial Corp.	14,869	809,320
UniCredit SpA	13,368	159,900
Virgin Money UK plc(2)	21,028	58,120
Westamerica Bancorporation	5,852	325,079
		11,376,893
Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A(2)	494	350,740
MGP Ingredients, Inc.	1,549	92,398
PepsiCo, Inc.	5,808	911,566
Royal Unibrew A/S	804	108,953
		1,463,657
Biotechnology — 0.5%
AbbVie, Inc.	2,062	239,811
Acceleron Pharma, Inc.(2)	938	117,306
ADC Therapeutics SA(2)(3)	3,343	70,337
Alnylam Pharmaceuticals, Inc.(2)	2,636	471,686
Amgen, Inc.	1,895	457,718
Arcutis Biotherapeutics, Inc.(2)	3,340	77,922

	Shares/Principal Amount	Value
Arena Pharmaceuticals, Inc.(2)	1,118	$69,159
Argenx SE, ADR(2)	1,091	332,133
Biohaven Pharmaceutical Holding Co. Ltd.(2)	1,624	204,640
Blueprint Medicines Corp.(2)	1,358	119,327
Bridgebio Pharma, Inc.(2)	2,281	121,919
Centessa Pharmaceuticals plc, ADR(2)	3,304	68,195
Cytokinetics, Inc.(2)	2,932	87,022
Deciphera Pharmaceuticals, Inc.(2)	2,630	80,189
Erasca, Inc.(2)	2,592	54,432
Fate Therapeutics, Inc.(2)	1,148	95,054
FibroGen, Inc.(2)	2,440	31,720
Flexion Therapeutics, Inc.(2)	6,348	37,644
Global Blood Therapeutics, Inc.(2)	3,007	82,181
Halozyme Therapeutics, Inc.(2)	3,715	153,541
Heron Therapeutics, Inc.(2)	2,915	36,029
Horizon Therapeutics plc(2)	5,400	540,108
Immunovant, Inc.(2)	2,380	24,895
Insmed, Inc.(2)	4,745	116,727
Intellia Therapeutics, Inc.(2)	615	87,238
Invitae Corp.(2)(3)	2,055	57,519
Iovance Biotherapeutics, Inc.(2)	1,144	25,477
KalVista Pharmaceuticals, Inc.(2)	2,440	49,142
Karuna Therapeutics, Inc.(2)	1,126	128,612
Kinnate Biopharma, Inc.(2)(3)	1,564	33,751
Kymera Therapeutics, Inc.(2)	1,326	79,799
Natera, Inc.(2)	5,019	574,776
Relay Therapeutics, Inc.(2)	1,765	57,257
Sigilon Therapeutics, Inc.(2)	3,130	15,775
Turning Point Therapeutics, Inc.(2)	2,741	174,931
Vertex Pharmaceuticals, Inc.(2)	982	197,951
		5,171,923
Building Products — 0.3%
Johnson Controls International plc	14,067	1,004,665
Masco Corp.	6,609	394,623
Masonite International Corp.(2)	1,730	195,767
Sanwa Holdings Corp.	5,100	62,064
Trane Technologies plc	4,360	887,739
Trex Co., Inc.(2)	1,536	149,146
		2,694,004
Capital Markets — 1.2%
Ameriprise Financial, Inc.	4,291	1,105,190
Bank of New York Mellon Corp. (The)	27,551	1,414,193
BlackRock, Inc.	692	600,082
Credit Suisse Group AG	49,788	499,836
flatexDEGIRO AG(2)	622	75,163
GCM Grosvenor, Inc., Class A	7,706	76,752
Intercontinental Exchange, Inc.	2,512	301,013
Intermediate Capital Group plc	5,971	179,939
LPL Financial Holdings, Inc.	5,970	842,009
MarketAxess Holdings, Inc.	824	391,540
Morgan Stanley	11,372	1,091,484

	Shares/Principal Amount	Value
MSCI, Inc.	1,389	$827,788
Northern Trust Corp.	10,962	1,237,062
Open Lending Corp., Class A(2)	6,912	262,656
Partners Group Holding AG	329	562,052
S&P Global, Inc.	1,701	729,253
State Street Corp.	3,983	347,078
T. Rowe Price Group, Inc.	2,823	576,344
		11,119,434
Chemicals — 0.4%
Air Liquide SA	1,931	335,817
Air Products and Chemicals, Inc.	1,015	295,396
Albemarle Corp.	1,484	305,763
Axalta Coating Systems Ltd.(2)	15,704	472,690
Corbion NV	466	25,511
Diversey Holdings Ltd.(2)	9,117	152,072
Ecolab, Inc.	1,339	295,691
Element Solutions, Inc.	23,713	554,647
Koninklijke DSM NV	1,715	345,712
Linde plc	2,505	770,012
OCI NV(2)	2,330	56,523
Sherwin-Williams Co. (The)	1,322	384,742
Zeon Corp.	4,200	57,386
		4,051,962
Commercial Services and Supplies — 0.2%
Brink's Co. (The)	3,298	253,814
Clean Harbors, Inc.(2)	2,528	240,160
Driven Brands Holdings, Inc.(2)	8,795	279,857
Elis SA(2)	5,962	106,915
Loomis AB	3,510	117,690
Republic Services, Inc.	6,032	713,948
		1,712,384
Communications Equipment — 0.4%
Arista Networks, Inc.(2)	2,873	1,092,861
Cisco Systems, Inc.	12,719	704,251
F5 Networks, Inc.(2)	7,816	1,614,082
Juniper Networks, Inc.	13,784	387,882
Telefonaktiebolaget LM Ericsson, B Shares	31,215	360,039
		4,159,115
Construction and Engineering†
Arcadis NV	2,432	107,702
Hazama Ando Corp.	10,500	79,880
		187,582
Construction Materials — 0.1%
Buzzi Unicem SpA	2,124	56,144
Cemex SAB de CV, ADR(2)	66,125	537,596
Eagle Materials, Inc.	1,115	157,572
Summit Materials, Inc., Class A(2)	2,635	88,536
		839,848
Consumer Finance — 0.1%
American Express Co.	2,950	503,064
goeasy Ltd.(3)	891	122,123
		625,187

	Shares/Principal Amount	Value
Containers and Packaging — 0.4%
Amcor plc	25,295	$292,410
Avery Dennison Corp.	4,110	865,895
Ball Corp.	8,665	700,825
Intertape Polymer Group, Inc.	4,888	108,801
Packaging Corp. of America	2,777	392,946
SIG Combibloc Group AG(2)	4,052	119,557
Sonoco Products Co.	16,043	1,023,383
		3,503,817
Distributors†
D'ieteren Group	1,091	174,864
Diversified Consumer Services†
Chegg, Inc.(2)	2,296	203,494
IDP Education Ltd.	4,295	88,998
		292,492
Diversified Financial Services†
Zenkoku Hosho Co. Ltd.	2,200	99,816
Diversified Telecommunication Services — 0.1%
BT Group plc(2)	55,464	133,598
Cellnex Telecom SA	10,715	698,796
Verizon Communications, Inc.	4,813	268,469
		1,100,863
Electric Utilities — 0.4%
Edison International	16,612	905,354
Evergy, Inc.	5,054	329,622
Eversource Energy	4,119	355,346
Iberdrola SA	27,880	335,538
NextEra Energy, Inc.	14,217	1,107,504
Pinnacle West Capital Corp.	10,941	914,121
Xcel Energy, Inc.	2,190	149,467
		4,096,952
Electrical Equipment — 0.7%
AMETEK, Inc.	5,266	732,237
Eaton Corp. plc	2,955	467,038
Emerson Electric Co.	11,278	1,137,837
Generac Holdings, Inc.(2)	983	412,231
Hubbell, Inc.	3,329	667,331
Nexans SA	1,316	125,959
nVent Electric plc	46,767	1,478,305
Plug Power, Inc.(2)	4,307	117,495
Rockwell Automation, Inc.	2,094	643,738
Schneider Electric SE	3,874	648,850
Sensata Technologies Holding plc(2)	3,191	187,056
Ushio, Inc.	4,000	71,676
		6,689,753
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	2,657	487,161
Cognex Corp.	13,085	1,183,015
Comet Holding AG	287	93,976
Fabrinet(2)	1,078	101,893
Hexagon AB, B Shares	30,254	500,813

	Shares/Principal Amount	Value
Jabil, Inc.	2,751	$163,794
Keyence Corp.	800	445,602
Keysight Technologies, Inc.(2)	9,065	1,491,646
National Instruments Corp.	2,715	119,759
nLight, Inc.(2)	5,974	207,238
Sesa SpA(2)	632	112,523
TE Connectivity Ltd.	2,120	312,636
		5,220,056
Energy Equipment and Services — 0.1%
Baker Hughes Co.	21,486	456,363
Schlumberger NV	11,935	344,086
		800,449
Entertainment — 0.4%
Activision Blizzard, Inc.	2,918	244,003
Live Nation Entertainment, Inc.(2)	3,789	298,914
ROBLOX Corp., Class A(2)	1,584	121,936
Roku, Inc.(2)	1,999	856,192
Sea Ltd., ADR(2)	1,246	344,095
Walt Disney Co. (The)(2)	6,158	1,083,931
Zynga, Inc., Class A(2)	47,155	476,266
		3,425,337
Equity Real Estate Investment Trusts (REITs) — 2.5%
American Campus Communities, Inc.	4,509	226,848
Brixmor Property Group, Inc.	12,380	284,988
Capital & Counties Properties plc(2)	79,077	187,540
Charter Hall Group	25,744	307,637
Comforia Residential REIT, Inc.	52	166,167
Community Healthcare Trust, Inc.	2,092	104,244
CoreSite Realty Corp.	1,511	208,835
Crown Castle International Corp.	831	160,458
Empire State Realty Trust, Inc., Class A	10,108	115,534
Equinix, Inc.	1,844	1,512,836
Equity Residential	7,199	605,652
Essential Properties Realty Trust, Inc.	4,793	142,831
Essex Property Trust, Inc.	2,830	928,523
Extra Space Storage, Inc.	3,432	597,649
Fibra Uno Administracion SA de CV	206,417	224,602
Global Medical REIT, Inc.	7,379	114,817
Goodman Group	41,353	687,790
Healthcare Trust of America, Inc., Class A	20,210	577,804
Healthpeak Properties, Inc.	21,726	803,210
Ingenia Communities Group	41,392	176,676
Innovative Industrial Properties, Inc.	2,621	563,489
Invincible Investment Corp.	393	154,397
Invitation Homes, Inc.	22,937	933,077
Iron Mountain, Inc.	6,334	277,176
Japan Hotel REIT Investment Corp.	121	73,787
Kilroy Realty Corp.	3,667	254,013
Kimco Realty Corp.	18,474	394,050
Klepierre SA(2)	9,293	225,002
LaSalle Logiport REIT	121	221,624

	Shares/Principal Amount	Value
Life Storage, Inc.	4,299	$504,531
Link REIT	33,900	323,960
Mapletree Commercial Trust	119,800	190,730
Mapletree Logistics Trust	100,500	156,475
MGM Growth Properties LLC, Class A	19,253	727,763
Mitsubishi Estate Logistics REIT Investment Corp.	34	156,750
NETSTREIT Corp.	5,845	151,678
Orix JREIT, Inc.	89	169,819
Prologis, Inc.	23,431	3,000,105
Realty Income Corp.	6,861	482,260
Rexford Industrial Realty, Inc.	6,293	387,145
Ryman Hospitality Properties, Inc.(2)	2,371	181,856
SBA Communications Corp.	762	259,834
Segro plc	22,751	384,588
Shaftesbury plc(3)	22,947	188,099
Simon Property Group, Inc.	4,779	604,639
SL Green Realty Corp.	2,505	186,522
SOSiLA Logistics REIT, Inc.	160	251,093
Sun Communities, Inc.	3,423	671,285
Tritax Big Box REIT plc	41,962	122,762
UDR, Inc.	15,715	864,168
Urban Edge Properties	12,392	235,448
Ventas, Inc.	5,296	316,595
VICI Properties, Inc.	9,999	311,869
Welltower, Inc.	8,403	729,885
Weyerhaeuser Co.	4,898	165,210
Workspace Group plc	19,466	233,162
Xenia Hotels & Resorts, Inc.(2)	13,801	244,002
		23,433,489
Food and Staples Retailing — 0.3%
Costco Wholesale Corp.	788	338,619
Koninklijke Ahold Delhaize NV	34,667	1,077,618
MARR SpA(2)	3,702	85,917
Matsumotokiyoshi Holdings Co. Ltd.	2,400	106,637
Sysco Corp.	11,868	880,606
Zur Rose Group AG(2)	924	343,578
		2,832,975
Food Products — 0.4%
Bakkafrost P/F	1,808	153,648
Beyond Meat, Inc.(2)	158	19,387
Conagra Brands, Inc.	29,984	1,004,164
General Mills, Inc.	5,828	343,036
Glanbia plc	6,416	110,144
J.M. Smucker Co. (The)	3,557	466,358
Kellogg Co.	5,791	366,918
Mondelez International, Inc., Class A	7,458	471,793
Orkla ASA	43,267	392,968
Vital Farms, Inc.(2)	2,184	38,024
Whole Earth Brands, Inc.(2)	9,887	127,147
		3,493,587
Gas Utilities — 0.1%
Atmos Energy Corp.	4,580	451,542

	Shares/Principal Amount	Value
Nippon Gas Co. Ltd.	8,100	$127,940
Spire, Inc.	5,994	425,274
		1,004,756
Health Care Equipment and Supplies — 0.9%
Align Technology, Inc.(2)	800	556,640
Arjo AB, B Shares	4,033	50,944
Baxter International, Inc.	3,988	308,472
Becton Dickinson and Co.	2,514	642,956
DexCom, Inc.(2)	1,513	779,967
Eargo, Inc.(2)	3,199	115,164
Edwards Lifesciences Corp.(2)	5,674	637,020
Elekta AB, B Shares	3,589	52,383
Envista Holdings Corp.(2)	6,518	280,795
IDEXX Laboratories, Inc.(2)	1,476	1,001,510
Inmode Ltd.(2)	1,207	137,200
Koninklijke Philips NV	8,353	384,572
Medtronic plc	4,084	536,270
NeuroPace, Inc.(2)	4,545	96,809
Olympus Corp.	13,900	286,053
Ortho Clinical Diagnostics Holdings plc(2)	8,986	201,915
OrthoPediatrics Corp.(2)	1,508	94,763
ResMed, Inc.	511	138,890
Silk Road Medical, Inc.(2)	2,958	148,432
Tandem Diabetes Care, Inc.(2)	2,467	268,089
Teleflex, Inc.	1,245	494,800
Zimmer Biomet Holdings, Inc.	10,898	1,780,951
		8,994,595
Health Care Providers and Services — 1.1%
Alfresa Holdings Corp.	17,600	268,046
Amedisys, Inc.(2)	1,968	512,900
Amvis Holdings, Inc.	800	44,151
ATI Physical Therapy, Inc.(2)(3)	13,212	45,053
Cano Health, Inc.(2)	6,538	70,284
Cardinal Health, Inc.	15,510	920,984
Centene Corp.(2)	6,184	424,284
Chartwell Retirement Residences	17,992	189,063
Cigna Corp.	3,123	716,697
Covetrus, Inc.(2)	905	23,041
CVS Health Corp.	6,801	560,130
Encompass Health Corp.	9,809	816,599
Ensign Group, Inc. (The)	1,487	126,499
HealthEquity, Inc.(2)	3,421	253,086
Henry Schein, Inc.(2)	11,306	906,176
Humana, Inc.	660	281,068
McKesson Corp.	3,405	694,041
Option Care Health, Inc.(2)	8,013	166,029
Quest Diagnostics, Inc.	7,850	1,113,130
R1 RCM, Inc.(2)	20,512	439,162
RadNet, Inc.(2)	5,090	187,007
UnitedHealth Group, Inc.	2,040	840,929
Universal Health Services, Inc., Class B	6,642	1,065,443
		10,663,802

	Shares/Principal Amount	Value
Health Care Technology — 0.3%
Cerner Corp.	13,721	$1,103,031
Health Catalyst, Inc.(2)	4,182	242,807
OptimizeRx Corp.(2)	1,817	100,426
Veeva Systems, Inc., Class A(2)	2,788	927,595
		2,373,859
Hotels, Restaurants and Leisure — 0.6%
Autogrill SpA(2)(3)	13,296	93,286
Basic-Fit NV(2)(3)	1,920	88,745
Booking Holdings, Inc.(2)	180	392,087
Brinker International, Inc.(2)	2,118	115,092
Chipotle Mexican Grill, Inc.(2)	585	1,090,112
Churchill Downs, Inc.	987	183,385
Corporate Travel Management Ltd.(2)	4,287	68,438
Cracker Barrel Old Country Store, Inc.	1,280	174,310
Expedia Group, Inc.(2)	3,012	484,540
Food & Life Cos. Ltd.	3,300	134,457
Greggs plc(2)	3,627	138,979
Hilton Worldwide Holdings, Inc.(2)	4,008	526,852
Las Vegas Sands Corp.(2)	9,824	416,046
Planet Fitness, Inc., Class A(2)	1,943	146,172
SeaWorld Entertainment, Inc.(2)	1,638	77,658
Sodexo SA(2)	6,307	537,391
Travel + Leisure Co.	542	28,076
Whitbread plc(2)	8,672	366,529
Wingstop, Inc.	1,014	173,708
Wyndham Hotels & Resorts, Inc.	2,919	210,343
		5,446,206
Household Durables — 0.1%
Haseko Corp.	12,300	166,447
Man Wah Holdings Ltd.	26,400	52,972
Open House Co. Ltd.	10,000	505,597
Sonos, Inc.(2)	5,478	182,856
Taylor Wimpey plc	170,242	389,219
Token Corp.	1,000	90,275
		1,387,366
Household Products — 0.2%
Colgate-Palmolive Co.	3,700	294,150
Kimberly-Clark Corp.	3,789	514,243
Procter & Gamble Co. (The)	4,921	699,914
Reynolds Consumer Products, Inc.	2,200	62,590
		1,570,897
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	3,591	839,540
Lifco AB, B Shares	4,080	119,666
		959,206
Insurance — 0.7%
Aegon NV	49,967	212,739
Aflac, Inc.	20,997	1,154,835
AIA Group Ltd.	25,200	301,537
Allstate Corp. (The)	3,785	492,239

	Shares/Principal Amount	Value
Arthur J. Gallagher & Co.	1,598	$222,617
Chubb Ltd.	7,178	1,211,216
Goosehead Insurance, Inc., Class A	1,014	121,873
Hartford Financial Services Group, Inc. (The)	4,393	279,483
Kinsale Capital Group, Inc.	1,004	179,360
Marsh & McLennan Cos., Inc.	2,018	297,090
Palomar Holdings, Inc.(2)	1,542	125,565
Prudential Financial, Inc.	2,661	266,845
Reinsurance Group of America, Inc.	7,831	862,820
Ryan Specialty Group Holdings, Inc., Class A(2)	3,472	102,424
SelectQuote, Inc.(2)	14,810	263,618
Storebrand ASA	10,060	86,375
Travelers Cos., Inc. (The)	2,471	367,981
		6,548,617
Interactive Media and Services — 0.7%
Alphabet, Inc., Class A(2)	1,153	3,106,793
Baidu, Inc., Class A(2)	20,200	413,898
carsales.com Ltd.	4,849	78,190
Eventbrite, Inc., Class A(2)	6,491	115,345
Facebook, Inc., Class A(2)	2,604	927,805
fuboTV, Inc.(2)(3)	3,346	87,130
Match Group, Inc.(2)	4,646	739,969
Pinterest, Inc., Class A(2)	8,750	515,375
QuinStreet, Inc.(2)	12,600	231,084
Tencent Holdings Ltd.	8,600	518,650
		6,734,239
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd.(2)	16,400	400,533
Amazon.com, Inc.(2)	748	2,489,037
ASKUL Corp.	3,400	51,323
ASOS plc(2)	5,092	269,249
BHG Group AB(2)	1,623	25,034
Chewy, Inc., Class A(2)(3)	4,614	386,192
Etsy, Inc.(2)	2,660	488,137
Revolve Group, Inc.(2)	1,808	125,855
		4,235,360
IT Services — 1.0%
Accenture plc, Class A	2,369	752,584
Adyen NV(2)	225	609,761
Alten SA	747	118,747
Amdocs Ltd.	4,166	321,240
Atos SE	3,470	165,945
Capgemini SE	3,106	671,370
Capita plc(2)	135,509	66,386
DigitalOcean Holdings, Inc.(2)	2,570	132,355
Edenred	6,061	352,120
Endava plc, ADR(2)	1,065	136,980
EPAM Systems, Inc.(2)	1,168	653,846
Euronet Worldwide, Inc.(2)	1,954	279,070
GDS Holdings Ltd., Class A(2)	8,200	60,799
I3 Verticals, Inc., Class A(2)	6,312	201,479

	Shares/Principal Amount	Value
Indra Sistemas SA(2)	16,788	$175,745
Mastercard, Inc., Class A	2,277	878,785
MAXIMUS, Inc.	2,926	260,414
Nuvei Corp.(2)	1,258	103,156
Okta, Inc.(2)	2,803	694,555
PayPal Holdings, Inc.(2)	3,583	987,224
Perficient, Inc.(2)	1,950	183,866
Repay Holdings Corp.(2)	4,127	102,804
Square, Inc., Class A(2)	1,941	479,932
Twilio, Inc., Class A(2)	1,505	562,253
Visa, Inc., Class A	3,753	924,702
		9,876,118
Leisure Products — 0.1%
Accell Group NV(2)	1,598	79,137
BRP, Inc.	1,322	110,764
Brunswick Corp.	2,028	211,723
Callaway Golf Co.(2)	5,788	183,364
Hayward Holdings, Inc.(2)	9,211	221,893
Peloton Interactive, Inc., Class A(2)	1,942	229,253
Polaris, Inc.	2,563	335,932
		1,372,066
Life Sciences Tools and Services — 0.5%
10X Genomics, Inc., Class A(2)	2,121	388,631
Agilent Technologies, Inc.	4,587	702,866
Akoya Biosciences, Inc.(2)(3)	2,743	47,564
Bio-Techne Corp.	1,235	595,566
ICON plc(2)	1,051	255,677
Lonza Group AG	672	523,236
Mettler-Toledo International, Inc.(2)	599	882,752
NeoGenomics, Inc.(2)	3,768	173,705
Repligen Corp.(2)	1,649	405,159
Thermo Fisher Scientific, Inc.	1,161	626,952
Wuxi Biologics Cayman, Inc.(2)	27,000	412,405
		5,014,513
Machinery — 0.7%
ANDRITZ AG	2,113	116,331
Astec Industries, Inc.	1,875	114,956
Crane Co.	3,762	365,779
Cummins, Inc.	3,292	764,073
Evoqua Water Technologies Corp.(2)	5,434	179,376
FANUC Corp.	1,200	268,761
Graco, Inc.	5,119	399,692
IHI Corp.(2)	5,200	120,276
IMI plc	7,691	188,159
Japan Steel Works Ltd. (The)	2,600	63,960
Kornit Digital Ltd.(2)	939	124,098
Metso Outotec Oyj	13,684	155,370
Oshkosh Corp.	4,138	494,698
PACCAR, Inc.	4,712	391,049
Parker-Hannifin Corp.	4,840	1,510,225
Rexnord Corp.	8,179	460,723

	Shares/Principal Amount	Value
Techtronic Industries Co. Ltd.	28,000	$499,304
Timken Co. (The)	2,086	165,837
Trelleborg AB, B Shares	2,473	61,132
Tsubaki Nakashima Co. Ltd.	6,500	97,985
		6,541,784
Media — 0.3%
Atresmedia Corp. de Medios de Comunicacion SA(2)	16,427	67,913
Comcast Corp., Class A	6,767	398,103
Criteo SA, ADR(2)	1,422	55,159
Fox Corp., Class B	22,660	753,218
Future plc	3,328	159,431
Nordic Entertainment Group AB, B Shares(2)	1,707	91,155
ProSiebenSat.1 Media SE	2,729	51,848
Publicis Groupe SA	8,014	505,929
Storytel AB(2)(3)	954	24,703
WPP plc	48,274	624,329
		2,731,788
Metals and Mining — 0.1%
Alamos Gold, Inc. (New York), Class A	6,819	55,370
APERAM SA	1,994	124,966
Mineral Resources Ltd.	1,932	89,392
MMC Norilsk Nickel PJSC	1,487	513,960
Nickel Mines Ltd.	28,086	22,662
OZ Minerals Ltd.	4,073	69,053
Teck Resources Ltd., Class B	12,797	292,283
		1,167,686
Multi-Utilities — 0.1%
NorthWestern Corp.	13,249	821,306
Multiline Retail — 0.2%
Dollar Tree, Inc.(2)	7,629	761,298
Isetan Mitsukoshi Holdings Ltd.	15,200	102,927
Magazine Luiza SA	67,121	265,481
Marks & Spencer Group plc(2)	35,077	66,033
Target Corp.	1,384	361,293
		1,557,032
Oil, Gas and Consumable Fuels — 0.5%
Cimarex Energy Co.	3,607	235,176
ConocoPhillips	27,693	1,552,470
Devon Energy Corp.	16,448	425,016
Eni SpA	17,652	208,746
Matador Resources Co.	4,958	153,202
Neste Oyj	6,608	406,199
Pioneer Natural Resources Co.	2,445	355,430
Surgutneftegas PJSC, Preference Shares	895,962	467,692
TotalEnergies SE	12,286	535,752
Whitecap Resources, Inc.(3)	56,251	257,449
		4,597,132
Paper and Forest Products — 0.1%
Mondi plc	30,910	856,941
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	941	314,134

	Shares/Principal Amount	Value
Shiseido Co. Ltd.	6,400	$427,748
		741,882
Pharmaceuticals — 0.7%
ALK-Abello A/S(2)	265	130,647
Arvinas, Inc.(2)	1,039	105,043
AstraZeneca plc	2,086	239,702
AstraZeneca plc, ADR	12,724	728,322
Axsome Therapeutics, Inc.(2)	1,160	56,364
Bristol-Myers Squibb Co.	9,522	646,258
Dermapharm Holding SE	1,118	89,433
Edgewise Therapeutics, Inc.(2)(3)	2,573	45,053
GlaxoSmithKline plc	51,768	1,022,099
Harmony Biosciences Holdings, Inc.(2)	1,637	42,824
Laboratorios Farmaceuticos Rovi SA	962	67,907
Merck & Co., Inc.	7,514	577,601
Novartis AG	4,008	370,653
Novo Nordisk A/S, B Shares	8,788	813,516
Reata Pharmaceuticals, Inc., Class A(2)	580	72,680
Sanofi	3,532	364,055
Sanofi, ADR	9,479	488,737
Takeda Pharmaceutical Co. Ltd.	15,300	509,284
Zoetis, Inc.	2,845	576,681
		6,946,859
Professional Services — 0.4%
ASGN, Inc.(2)	1,281	129,548
Bureau Veritas SA	9,905	327,100
CoStar Group, Inc.(2)	4,840	430,034
DKSH Holding AG	1,164	98,401
en Japan, Inc.	2,300	80,317
First Advantage Corp.(2)	8,418	165,077
IHS Markit Ltd.	1,723	201,315
IR Japan Holdings Ltd.	500	61,873
Jacobs Engineering Group, Inc.	4,741	641,220
Outsourcing, Inc.	3,200	61,251
Recruit Holdings Co. Ltd.	11,200	580,503
Teleperformance	1,057	445,839
TransUnion	2,630	315,758
Verisk Analytics, Inc.	2,062	391,656
		3,929,892
Real Estate Management and Development — 0.2%
Altus Group Ltd.(3)	1,990	93,662
CapitaLand Ltd.	50,500	150,034
Colliers International Group, Inc.	741	95,285
Colliers International Group, Inc. (Toronto)	1,065	136,651
CTP NV(2)	8,857	178,534
ESR Cayman Ltd.(2)	37,000	130,048
Fastighets AB Balder, B Shares(2)	1,276	88,055
FirstService Corp.	440	81,955
Newmark Group, Inc., Class A	6,096	78,517
Relo Group, Inc.	2,300	50,758
Samhallsbyggnadsbolaget i Norden AB(3)	20,200	101,200

	Shares/Principal Amount	Value
Savills plc	4,784	$76,407
Tokyu Fudosan Holdings Corp.	39,300	221,862
Tricon Residential, Inc.	35,819	429,219
VGP NV	511	105,201
		2,017,388
Road and Rail — 0.1%
Heartland Express, Inc.	22,610	385,048
Nagoya Railroad Co. Ltd.(2)	2,300	38,731
Norfolk Southern Corp.	1,622	418,200
TFI International, Inc.	1,096	122,690
Union Pacific Corp.	1,530	334,703
		1,299,372
Semiconductors and Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc.(2)	3,275	347,772
Allegro MicroSystems, Inc.(2)	2,431	66,634
Applied Materials, Inc.	3,897	545,307
ASM International NV	150	53,237
ASML Holding NV	1,046	799,545
BE Semiconductor Industries NV	1,426	125,144
Enphase Energy, Inc.(2)	4,129	782,858
Ichor Holdings Ltd.(2)	1,968	101,490
Infineon Technologies AG	10,642	406,675
MACOM Technology Solutions Holdings, Inc.(2)	3,642	224,784
Marvell Technology, Inc.	11,897	719,887
Nova Ltd.(2)	1,459	142,690
NVIDIA Corp.	6,240	1,216,738
Onto Innovation, Inc.(2)	2,883	202,041
Optorun Co. Ltd.	600	12,091
Power Integrations, Inc.	913	88,552
Semtech Corp.(2)	3,552	219,904
Skyworks Solutions, Inc.	4,395	810,921
SOITEC(2)	481	115,319
Taiwan Semiconductor Manufacturing Co. Ltd.	33,000	689,683
Teradyne, Inc.	3,425	434,975
Texas Instruments, Inc.	3,554	677,464
		8,783,711
Software — 1.9%
Adobe, Inc.(2)	1,059	658,306
Atlassian Corp. plc, Class A(2)	2,542	826,455
Autodesk, Inc.(2)	2,501	803,146
Cadence Design Systems, Inc.(2)	9,048	1,335,937
CDK Global, Inc.	7,730	370,963
Cloudflare, Inc., Class A(2)	2,611	309,743
Coupa Software, Inc.(2)	1,248	270,816
Dassault Systemes SE	7,670	423,094
Descartes Systems Group, Inc. (The)(2)	1,493	108,289
DocuSign, Inc.(2)	4,315	1,286,043
Everbridge, Inc.(2)	702	99,136
Five9, Inc.(2)	1,043	209,945
HubSpot, Inc.(2)	1,900	1,132,438
Lightspeed POS, Inc.(2)	1,107	94,791

	Shares/Principal Amount	Value
m-up Holdings, Inc.	1,600	$48,167
Manhattan Associates, Inc.(2)	8,332	1,330,037
Microsoft Corp.	17,684	5,038,348
Model N, Inc.(2)	4,292	138,932
nCino, Inc.(2)	2,371	150,724
Open Text Corp.	9,437	489,875
Palo Alto Networks, Inc.(2)	2,968	1,184,380
Paycor HCM, Inc.(2)	3,371	92,703
Paylocity Holding Corp.(2)	1,040	215,758
RingCentral, Inc., Class A(2)	1,806	482,690
SailPoint Technologies Holdings, Inc.(2)	4,229	211,408
salesforce.com, Inc.(2)	1,567	379,104
Sprinklr, Inc., Class A(2)	5,130	99,214
Sprout Social, Inc., Class A(2)	3,782	335,993
Workday, Inc., Class A(2)	554	129,858
		18,256,293
Specialty Retail — 0.7%
Advance Auto Parts, Inc.	5,155	1,093,169
American Eagle Outfitters, Inc.(3)	6,750	232,673
Arko Corp.(2)	12,145	100,804
Burlington Stores, Inc.(2)	2,766	926,057
Carvana Co.(2)	1,439	485,749
Five Below, Inc.(2)	2,016	391,951
Floor & Decor Holdings, Inc., Class A(2)	4,545	554,536
Home Depot, Inc. (The)	4,434	1,455,195
Leslie's, Inc.(2)	9,464	230,448
Lithia Motors, Inc.	297	112,034
Musti Group Oyj(2)	2,831	116,854
National Vision Holdings, Inc.(2)	3,497	188,768
Nextage Co. Ltd.	5,900	121,348
Pets at Home Group plc	18,470	119,996
TJX Cos., Inc. (The)	6,053	416,507
Tractor Supply Co.	1,040	188,167
Watches of Switzerland Group plc(2)	9,951	139,176
WH Smith plc(2)	2,227	50,227
		6,923,659
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	17,279	2,520,315
HP, Inc.	22,290	643,512
		3,163,827
Textiles, Apparel and Luxury Goods — 0.5%
ANTA Sports Products Ltd.	21,000	457,198
Asics Corp.	4,300	94,964
Capri Holdings Ltd.(2)	2,638	148,546
Crocs, Inc.(2)	2,156	292,806
Dr. Martens plc(2)	12,900	77,737
lululemon athletica, Inc.(2)	2,120	848,361
LVMH Moet Hennessy Louis Vuitton SE	688	550,859
NIKE, Inc., Class B	5,388	902,544
Pandora A/S	1,189	153,806
Puma SE	3,671	450,319

	Shares/Principal Amount	Value
VF Corp.	3,612	$289,682
		4,266,822
Thrifts and Mortgage Finance†
Capitol Federal Financial, Inc.	15,472	171,584
NMI Holdings, Inc., Class A(2)	3,580	78,832
		250,416
Trading Companies and Distributors — 0.3%
AddTech AB, B Shares	3,339	69,476
Ashtead Group plc	5,680	425,031
Beacon Roofing Supply, Inc.(2)	3,337	178,463
Diploma plc	3,214	132,029
Electrocomponents plc	9,878	139,554
Finning International, Inc.	7,840	202,724
Grafton Group plc	10,129	180,707
Howden Joinery Group plc	12,511	155,907
MSC Industrial Direct Co., Inc., Class A	9,278	827,319
NOW, Inc.(2)	5,782	57,068
Seven Group Holdings Ltd.(3)	3,474	59,582
W.W. Grainger, Inc.	1,264	561,949
Yamazen Corp.	5,900	55,679
		3,045,488
TOTAL COMMON STOCKS (Cost $166,707,431)		254,544,094
U.S. TREASURY SECURITIES — 10.0%
U.S. Treasury Bills, 0.05%, 9/2/21(4)	$300,000	299,990
U.S. Treasury Bills, 0.04%, 9/30/21(4)	500,000	499,965
U.S. Treasury Bonds, 3.125%, 8/15/44(5)	200,000	247,703
U.S. Treasury Bonds, 2.50%, 2/15/45(5)	1,060,000	1,186,289
U.S. Treasury Bonds, 3.00%, 5/15/45(5)	560,000	682,303
U.S. Treasury Bonds, 3.00%, 11/15/45	100,000	122,203
U.S. Treasury Cash Management Bills, 0.04%, 9/16/21(4)	1,070,000	1,069,950
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	1,071,405	1,253,340
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	333,818	416,238
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	1,423,517	1,878,707
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	151,705	230,078
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	747,504	1,147,367
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	1,008,288	1,565,907
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,136,083	1,404,152
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	3,061,810	4,363,599
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	2,698,684	3,449,020
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	613,531	820,273
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	1,034,280	1,190,341
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,932,068	1,996,751
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	5,770,250	6,237,580
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	5,765,418	6,244,679
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	2,991,189	3,246,062
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,547,520	4,963,231
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	3,752,964	4,093,286
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	3,966,410	4,467,865
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	5,441,987	6,007,207
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	6,459,435	7,196,525

		Shares/Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		$2,019,571	$2,319,525
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		2,026,217	2,408,869
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31		5,896,194	6,679,997
U.S. Treasury Notes, 1.875%, 3/31/22		200,000	202,382
U.S. Treasury Notes, 0.25%, 5/31/25		9,900,000	9,800,613
U.S. Treasury Notes, 0.50%, 4/30/27		6,500,000	6,384,980
U.S. Treasury Notes, 2.25%, 8/15/27(5)		400,000	432,938
U.S. Treasury Notes, 0.625%, 5/15/30		1,100,000	1,050,070
TOTAL U.S. TREASURY SECURITIES (Cost $87,070,554)			95,559,985
CORPORATE BONDS — 5.5%
Aerospace and Defense — 0.1%
Boeing Co. (The), 5.81%, 5/1/50		130,000	177,620
Bombardier, Inc., 6.00%, 10/15/22(6)		18,000	18,092
Howmet Aerospace, Inc., 5.125%, 10/1/24		115,000	126,752
TransDigm, Inc., 6.375%, 6/15/26		50,000	51,750
TransDigm, Inc., 4.625%, 1/15/29(6)		540,000	539,346
			913,560
Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		594,000	622,215
United Airlines Holdings, Inc., 5.00%, 2/1/24		85,000	88,267
			710,482
Auto Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(6)		105,000	114,132
Automobiles — 0.1%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	10,000	11,956
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	61,858
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		$670,000	695,202
General Motors Co., 5.15%, 4/1/38		410,000	504,195
			1,273,211
Banks — 0.8%
Akbank T.A.S., 5.00%, 10/24/22		130,000	133,738
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		255,000	281,727
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	257,658
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		$665,000	657,490
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	61,912
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	100,000	124,078
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	100,000	121,601
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	200,000	247,919
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	400,000	500,009
Citigroup, Inc., VRN, 3.52%, 10/27/28		$490,000	540,386
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	280,951
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	250,000	336,685
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	159,849
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	399,000	506,077
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	400,000	494,996
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	60,000	102,209

		Shares/Principal Amount	Value
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/30	GBP	50,000	$81,288
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	400,000	521,160
Intercorp Financial Services, Inc., 4.125%, 10/19/27(6)		$305,000	308,230
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	220,000	294,482
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	300,000	382,739
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	206,335
Wells Fargo & Co., VRN, 3.07%, 4/30/41		$605,000	635,351
			7,236,870
Beverages†
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		370,000	475,241
Biotechnology — 0.1%
AbbVie, Inc., 4.55%, 3/15/35		110,000	135,185
AbbVie, Inc., 4.40%, 11/6/42		605,000	746,784
Gilead Sciences, Inc., 3.65%, 3/1/26		390,000	432,607
			1,314,576
Capital Markets — 0.2%
Criteria Caixa SA, MTN, 1.50%, 5/10/23	EUR	100,000	122,111
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	150,000	210,412
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27		$225,000	226,212
LPL Holdings, Inc., 4.375%, 5/15/31(6)		766,000	786,127
MDGH - GMTN B.V., 3.25%, 4/28/22(6)		102,000	104,235
			1,449,097
Chemicals — 0.1%
Dow Chemical Co. (The), 3.60%, 11/15/50		310,000	345,911
Equate Petrochemical BV, 4.25%, 11/3/26(6)		82,000	91,268
Olin Corp., 5.125%, 9/15/27		60,000	62,552
			499,731
Commercial Services and Supplies — 0.1%
Sodexo, Inc., 2.72%, 4/16/31(6)		530,000	549,859
Waste Management, Inc., 2.50%, 11/15/50		220,000	212,461
			762,320
Consumer Finance — 0.1%
Navient Corp., 4.875%, 3/15/28		760,000	767,619
Containers and Packaging — 0.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(6)		396,000	397,485
Ball Corp., 5.25%, 7/1/25		35,000	39,518
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(6)		30,000	30,225
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(6)		20,000	21,491
Sealed Air Corp., 5.125%, 12/1/24(6)		80,000	87,049
			575,768
Diversified Consumer Services†
Duke University, 3.30%, 10/1/46		220,000	249,593
Diversified Financial Services — 0.3%
Fiore Capital LLC, VRDN, 0.12%, 8/6/21 (LOC: Wells Fargo Bank N.A.)		2,500,000	2,500,000
Diversified Telecommunication Services — 0.3%
Altice France SA, 7.375%, 5/1/26(6)		175,000	182,219

		Shares/Principal Amount	Value
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	$166,778
AT&T, Inc., 3.55%, 9/15/55(6)		$316,000	327,169
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	150,000	211,657
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	48,858
Hughes Satellite Systems Corp., 5.25%, 8/1/26		$100,000	111,950
Level 3 Financing, Inc., 4.625%, 9/15/27(6)		331,000	344,286
Lumen Technologies, Inc., 5.80%, 3/15/22		20,000	20,548
Ooredoo International Finance Ltd., 3.75%, 6/22/26(6)		153,000	169,466
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		205,000	214,920
Verizon Communications, Inc., 1.75%, 1/20/31		255,000	247,896
Verizon Communications, Inc., 2.99%, 10/30/56		365,000	355,677
			2,401,424
Electric Utilities — 0.2%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		270,000	293,691
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	155,137
Duke Energy Progress LLC, 4.15%, 12/1/44		59,000	72,943
Exelon Corp., 4.45%, 4/15/46		190,000	236,842
Greenko Investment Co., 4.875%, 8/16/23(6)		102,000	103,206
Israel Electric Corp. Ltd., 6.875%, 6/21/23(6)		102,000	113,619
MidAmerican Energy Co., 4.40%, 10/15/44		80,000	101,407
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(6)		40,000	43,236
Northern States Power Co., 3.20%, 4/1/52		160,000	178,531
NRG Energy, Inc., 7.25%, 5/15/26		50,000	52,074
PacifiCorp, 2.90%, 6/15/52		180,000	184,055
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, MTN, 3.00%, 6/30/30		500,000	501,760
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		50,000	57,419
Virginia Electric and Power Co., 2.45%, 12/15/50		140,000	132,495
			2,226,415
Equity Real Estate Investment Trusts (REITs) — 0.2%
EPR Properties, 4.95%, 4/15/28		734,000	794,823
IIP Operating Partnership LP, 5.50%, 5/25/26(6)		330,000	345,327
Iron Mountain, Inc., 4.875%, 9/15/29(6)		675,000	708,055
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		90,000	97,530
			1,945,735
Food and Staples Retailing†
Kroger Co. (The), 3.875%, 10/15/46		170,000	191,671
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	74,375
			266,046
Food Products — 0.1%
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(6)		$130,000	133,569
MHP SE, 7.75%, 5/10/24(6)		128,000	138,491
Post Holdings, Inc., 4.625%, 4/15/30(6)		355,000	362,134
			634,194
Gas Utilities†
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24		204,000	225,450
Health Care Providers and Services — 0.3%
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(6)		17,000	18,842

		Shares/Principal Amount	Value
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(6)		$42,000	$41,578
CVS Health Corp., 4.30%, 3/25/28		141,000	163,392
CVS Health Corp., 4.78%, 3/25/38		475,000	597,204
DaVita, Inc., 4.625%, 6/1/30(6)		510,000	527,850
Kaiser Foundation Hospitals, 3.00%, 6/1/51		180,000	191,083
Team Health Holdings, Inc., 6.375%, 2/1/25(6)		40,000	37,151
Tenet Healthcare Corp., 6.75%, 6/15/23		40,000	43,450
Tenet Healthcare Corp., 6.125%, 10/1/28(6)		405,000	431,849
Universal Health Services, Inc., 2.65%, 10/15/30(6)		605,000	616,522
			2,668,921
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(6)		232,000	235,782
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(6)		555,000	560,223
Golden Nugget, Inc., 6.75%, 10/15/24(6)		120,000	120,450
MGM Resorts International, 6.00%, 3/15/23		130,000	137,529
Penn National Gaming, Inc., 5.625%, 1/15/27(6)		150,000	155,625
Penn National Gaming, Inc., 4.125%, 7/1/29(6)		77,000	76,015
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(6)		150,000	158,812
			1,444,436
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29		477,000	521,122
Meritage Homes Corp., 5.125%, 6/6/27		160,000	180,402
			701,524
Industrial Conglomerates†
General Electric Co., 4.35%, 5/1/50		310,000	382,708
Insurance — 0.1%
American International Group, Inc., 6.25%, 5/1/36		365,000	517,898
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	200,000	274,619
			792,517
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)		$153,000	166,478
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23		330,000	342,448
Meituan, 3.05%, 10/28/30(6)		500,000	468,451
Prosus NV, 3.68%, 1/21/30(6)		500,000	527,380
			1,338,279
IT Services†
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24		90,000	99,370
Life Sciences Tools and Services — 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31		570,000	582,641
Media — 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(6)		145,000	152,214
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(6)		520,000	537,171

		Shares/Principal Amount	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		$40,000	$56,407
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		230,000	279,737
CSC Holdings LLC, 5.875%, 9/15/22		100,000	104,733
CSC Holdings LLC, 5.25%, 6/1/24		335,000	362,386
DISH DBS Corp., 7.75%, 7/1/26		310,000	354,175
Gray Television, Inc., 5.875%, 7/15/26(6)		75,000	77,531
Lamar Media Corp., 3.75%, 2/15/28		340,000	346,222
TEGNA, Inc., 4.625%, 3/15/28		580,000	598,348
ViacomCBS, Inc., 4.375%, 3/15/43		165,000	195,552
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	127,575
			3,192,051
Metals and Mining — 0.3%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(6)		$400,000	421,812
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(6)		452,000	480,297
First Quantum Minerals Ltd., 7.25%, 4/1/23		150,000	153,000
First Quantum Minerals Ltd., 6.50%, 3/1/24(6)		250,000	255,244
Freeport-McMoRan, Inc., 5.40%, 11/14/34		180,000	229,086
Minera Mexico SA de CV, 4.50%, 1/26/50(6)		500,000	562,035
Teck Resources Ltd., 6.25%, 7/15/41		230,000	310,530
			2,412,004
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(6)		620,000	618,450
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	91,813
NiSource, Inc., 5.65%, 2/1/45		200,000	281,475
			373,288
Oil, Gas and Consumable Fuels — 0.4%
Antero Resources Corp., 7.625%, 2/1/29(6)		220,000	241,449
BP Capital Markets America, Inc., 3.06%, 6/17/41		180,000	185,848
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		70,000	71,747
Enterprise Products Operating LLC, 4.85%, 3/15/44		360,000	451,768
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)		500,000	504,659
Gazprom PJSC Via Gaz Capital SA, 6.51%, 3/7/22(6)		140,000	144,805
Gazprom PJSC Via Gaz Capital SA, 7.29%, 8/16/37(6)		140,000	195,806
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		180,000	256,468
MEG Energy Corp., 6.50%, 1/15/25(6)		46,000	47,592
MEG Energy Corp., 5.875%, 2/1/29(6)		220,000	227,724
NuStar Logistics LP, 4.75%, 2/1/22		40,000	40,269
Petroleos Mexicanos, 3.50%, 1/30/23		110,000	112,129
Petroleos Mexicanos, 6.50%, 3/13/27		140,000	148,435
Petroleos Mexicanos, 5.50%, 6/27/44		230,000	189,239
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39		500,000	567,445
SM Energy Co., 5.00%, 1/15/24		80,000	79,745
Southwestern Energy Co., 6.45%, 1/23/25		100,000	109,621

		Shares/Principal Amount	Value
Suncor Energy, Inc., 3.75%, 3/4/51		$100,000	$111,156
			3,685,905
Personal Products†
Avon Products, Inc., 6.50%, 3/15/23		45,000	47,981
Pharmaceuticals — 0.1%
Astrazeneca Finance LLC, 1.75%, 5/28/28		560,000	570,321
Bausch Health Cos., Inc., 6.125%, 4/15/25(6)		180,000	183,938
Viatris, Inc., 4.00%, 6/22/50(6)		375,000	407,141
			1,161,400
Real Estate Management and Development†
Howard Hughes Corp. (The), 4.375%, 2/1/31(6)		402,000	401,481
Road and Rail†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	206,248
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	86,508
			292,756
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40		510,000	546,964
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.375%, 3/15/51		470,000	446,072
Rent-A-Center, Inc., 6.375%, 2/15/29(6)		160,000	172,345
			618,417
Technology Hardware, Storage and Peripherals — 0.1%
NCR Corp., 5.125%, 4/15/29(6)		335,000	349,160
Seagate HDD Cayman, 4.875%, 6/1/27		315,000	352,013
Western Digital Corp., 4.75%, 2/15/26		536,000	595,630
			1,296,803
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(6)		115,000	121,959
Thrifts and Mortgage Finance†
United Wholesale Mortgage LLC, 5.50%, 4/15/29(6)		360,000	357,822
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27		500,000	522,036
DP World Crescent Ltd., MTN, 4.85%, 9/26/28		500,000	573,612
			1,095,648
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(6)		228,000	242,193
Millicom International Cellular SA, 5.125%, 1/15/28(6)		229,500	239,477
Sprint Corp., 7.875%, 9/15/23		75,000	84,949
Sprint Corp., 7.125%, 6/15/24		205,000	235,955
T-Mobile USA, Inc., 4.75%, 2/1/28		409,000	435,299
T-Mobile USA, Inc., 3.50%, 4/15/31		27,000	28,356
T-Mobile USA, Inc., 3.50%, 4/15/31(6)		125,000	131,278
			1,397,507
TOTAL CORPORATE BONDS (Cost $50,147,619)			52,338,774
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.4%
Australia — 0.2%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,219,000	960,583

		Shares/Principal Amount	Value
Australia Government Bond, 3.00%, 3/21/47	AUD	270,000	$237,490
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	326,208
			1,524,281
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(6)	EUR	172,000	215,060
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	185,000	235,545
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	121,000	235,162
			685,767
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	74,000	151,971
Canada — 0.4%
Canadian Government Bond, 0.25%, 3/1/26	CAD	1,500,000	1,172,070
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	594,000	481,611
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	696,224
Province of Quebec Canada, 3.00%, 9/1/23	CAD	465,000	391,873
Province of Quebec Canada, 5.75%, 12/1/36	CAD	445,000	521,243
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	34,216
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	105,506
			3,402,743
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	230,127
China — 1.0%
China Government Bond, 2.88%, 11/5/23	CNY	34,000,000	5,313,589
China Government Bond, 3.25%, 6/6/26	CNY	750,000	119,091
China Government Bond, 3.29%, 5/23/29	CNY	550,000	87,294
China Government Bond, 2.68%, 5/21/30	CNY	24,800,000	3,758,996
			9,278,970
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,470,000	120,232
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	600,000	101,369
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	98,288
			199,657
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	219,000	308,954
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	2,250,000	2,699,494
			3,008,448
France — 0.2%
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	1,400,000	1,678,142
Indonesia — 0.1%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	6,000,000,000	471,085
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	371,737
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	180,000	227,265
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,338,000	1,733,120
			1,960,385
Japan — 1.2%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	26,250,000	243,397

		Shares/Principal Amount	Value
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	173,800,000	$2,107,556
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,838,495
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	402,800,000	4,114,389
Japanese Government CPI Linked Bond, 0.10%, 3/10/29	JPY	312,902,097	2,933,502
			11,237,339
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	990,000	247,490
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	9,190,000	465,708
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	797,556
			1,263,264
Namibia — 0.1%
Namibia International Bond, 5.25%, 10/29/25		$400,000	428,920
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(6)(7)	EUR	152,000	180,848
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	506,000	636,993
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	82,000	165,164
			983,005
Norway†
Norway Government Bond, 2.00%, 5/24/23(6)	NOK	405,000	47,038
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	1,880,000	221,292
			268,330
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	217,211
Philippines†
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	141,361
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	775,000	217,398
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	5,500,000	76,587
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	377,000	286,528
Spain†
Spain Government Bond, 4.40%, 10/31/23(6)	EUR	100,000	131,966
Spain Government Bond, 1.60%, 4/30/25(6)	EUR	132,000	168,951
Spain Government Bond, 5.15%, 10/31/28(6)	EUR	47,000	77,117
Spain Government Bond, 5.15%, 10/31/44(6)	EUR	9,000	20,037
			398,071
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	495,720
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	71,000	109,786
			605,506
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	4,150,000	133,564
Thailand Government Bond, 3.85%, 12/12/25	THB	11,550,000	397,918
			531,482
Turkey — 0.1%
Turkey Government International Bond, 6.875%, 3/17/36		$400,000	409,101
United Kingdom — 0.1%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	800,000	1,104,848

	Shares/Principal Amount	Value
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	$80,000	$94,546
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $39,037,220)		41,594,532
COMMERCIAL PAPER(4) — 2.1%
First Abu Dhabi Bank PJSC, 0.12%, 8/27/21(6)	900,000	899,941
Nordea Bank Abp, 0.19%, 6/24/22(6)	3,900,000	3,900,105
Ridgefield Funding Co. LLC, 0.19%, 11/2/21(6)	3,050,000	3,049,219
Royal Bank of Canada, 0.18%, 5/16/22	3,000,000	2,995,143
Societe Generale SA, 0.19%, 10/21/21(6)	3,020,000	3,019,373
Toronto-Dominion Bank (The), 0.23%, 4/11/22(6)	6,610,000	6,603,071
TOTAL COMMERCIAL PAPER (Cost $20,462,168)		20,466,852
MUNICIPAL SECURITIES — 1.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	130,000	199,449
California Infrastructure & Economic Development Bank Rev., (Morningstar Enterprises LLC), VRDN, 0.07%, 8/6/21 (LOC: Wells Fargo Bank N.A.)	220,000	220,000
Kansas City Rev., VRDN, 0.11%, 8/6/21 (LOC: JPMorgan Chase & Co.)	210,000	210,000
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	30,000	43,754
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	22,069
Michigan Finance Authority Rev., 4.00%, 8/20/21 (LOC: JPMorgan Chase Bank N.A.)	3,700,000	3,707,275
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.02%, 8/2/21 (GA: Chevron Corp.)	250,000	250,000
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	229,130
New York City GO, 6.27%, 12/1/37	40,000	59,790
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	200,000	242,003
Orange County Housing Finance Authority Rev., (Marbella Pointe Development Group LLLP), VRDN, 0.06%, 8/6/21 (LOC: JPMorgan Chase Bank N.A.)	3,000,000	3,000,000
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	175,000	193,862
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	130,000	181,226
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	170,000	241,655
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	191,039
State of California GO, 4.60%, 4/1/38	100,000	117,575
State of California GO, 7.55%, 4/1/39	60,000	104,243
State of California GO, 7.30%, 10/1/39	90,000	146,309
State of Maryland GO, 2.65%, 3/15/22	100,000	101,540
State of Ohio Rev., VRDN, 0.01%, 8/6/21	350,000	350,000
State of Texas Rev., 4.00%, 8/26/21	3,980,000	3,990,554
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 0.13%, 8/6/21 (LOC: Bank of America N.A.)	175,000	175,000
Tennis for Charity, Inc. Rev., VRDN, 0.06%, 8/6/21 (LOC: JPMorgan Chase Bank N.A.)	860,000	860,000
TOTAL MUNICIPAL SECURITIES (Cost $14,320,301)		14,836,473

	Shares/Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 1.4%
Ares LVI CLO Ltd., Series 2020-56A, Class C, VRN, 2.53%, (3-month LIBOR plus 2.40%), 10/25/31(6)	$625,000	$627,023
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 1.73%, (3-month LIBOR plus 1.60%), 4/17/33(6)	725,000	724,070
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.58%, (3-month LIBOR plus 1.45%), 4/20/31(6)	550,000	548,564
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.53%, (3-month LIBOR plus 1.40%), 4/17/31(6)	625,000	621,194
Dryden Senior Loan Fund, Series 2017-50A, Class A1R, VRN, 1.13%, (3-month LIBOR plus 1.00%), 7/15/30(6)	450,000	450,592
Dryden Senior Loan Fund, Series 2021-87A, Class D, VRN, 3.07%, (3-month LIBOR plus 2.95%), 5/20/34(6)	425,000	427,136
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.18%, (3-month LIBOR plus 2.05%), 4/15/33(6)	400,000	401,610
Elmwood CLO IV Ltd., Series 2020-1A, Class D, VRN, 3.28%, (3-month LIBOR plus 3.15%), 4/15/33(6)	200,000	201,256
Elmwood CLO V Ltd., Series 2020-2A, Class C, VRN, 2.875%, (3-month LIBOR plus 2.75%), 7/24/31(6)	725,000	727,637
Elmwood CLO V Ltd., Series 2020-2A, Class CR, VRN, 2.12%, (3-month LIBOR plus 2.00%), 10/20/34(6)(8)	475,000	475,006
Elmwood CLO VII Ltd., Series 2020-4A, Class C, VRN, 2.38%, (3-month LIBOR plus 2.25%), 1/17/34(6)	350,000	352,817
Flatiron CLO Ltd., Series 2020-1A, Class C, VRN, 2.61%, (3-month LIBOR plus 2.45%), 11/20/33(6)	500,000	506,711
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.25%, (3-month LIBOR plus 1.12%), 7/20/31(6)	350,000	350,572
Kayne CLO Ltd., Series 2020-9A, Class C, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/15/34(6)	500,000	508,483
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/31(6)	500,000	500,012
Logan CLO I Ltd., Series 2021-1A, Class C, VRN, 2.05%, (3-month LIBOR plus 1.90%), 7/20/34(6)	425,000	424,329
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.63%, (3-month LIBOR plus 1.50%), 4/15/31(6)	600,000	598,162
Magnetite XIV-R Ltd., Series 2015-14RA, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 10/18/31(6)	525,000	524,442
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 2.23%, (3-month LIBOR plus 2.10%), 1/25/32(6)	450,000	451,764
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class DR, VRN, 2.98%, (3-month LIBOR plus 2.85%), 1/20/31(6)	250,000	250,877
Neuberger Berman Loan Advisers CLO Ltd., Series 2019-34A, Class C1, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/20/33(6)	375,000	377,537
Octagon Ltd., Series 2021-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.05%), 7/15/34(6)	450,000	453,480
OHA Credit Funding Ltd., Series 2020-7A, Class B, VRN, 1.83%, (3-month LIBOR plus 1.70%), 10/19/32(6)	500,000	500,920
OHA Credit Partners VII Ltd., Series 2012-7A, Class D1R3, VRN, 3.06%, (3-month LIBOR plus 2.90%), 2/20/34(6)	375,000	376,720
Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, VRN, 2.98%, (3-month LIBOR plus 2.80%), 7/20/34(6)	275,000	276,418

	Shares/Principal Amount	Value
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.58%, (3-month LIBOR plus 2.45%), 10/15/32(6)	$475,000	$476,678
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.48%, (3-month LIBOR plus 2.35%), 1/20/32(6)	400,000	401,793
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.83%, (3-month LIBOR plus 1.70%), 4/18/33(6)	1,000,000	1,004,264
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $13,465,168)		13,540,067
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Private Sponsor Collateralized Mortgage Obligations — 0.2%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	8,704	8,922
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.63%, 3/25/35	35,118	35,714
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.83%, 6/25/34	73,053	74,697
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.01%, 8/25/34	70,716	72,421
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	64,446	66,708
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.34%, 6/25/34	26,638	26,686
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.60%, 5/25/34	50,353	49,482
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.89%, 1/25/35	71,675	73,134
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(6)	4,543	4,599
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.79%, 11/21/34	208,542	210,779
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.19%, 11/25/35	41,551	41,521
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.82%, 2/25/35	58,654	59,241
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.82%, 2/25/35	18,329	18,565
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 1.75%, (SOFR plus 1.70%), 12/27/33(6)	850,000	851,789
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(6)	46,451	47,438
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	41,422	42,560
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	39,620	41,361
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	836	852
		1,726,469
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.84%, (1-month LIBOR plus 3.75%), 9/25/24	789,649	804,268
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.09%, (1-month LIBOR plus 5.00%), 12/25/28	623,804	650,392
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.44%, (1-month LIBOR plus 1.35%), 3/25/29	3,782	3,781
FHLMC, Series 2016-HQA4, Class M3, VRN, 3.99%, (1-month LIBOR plus 3.90%), 4/25/29	1,448,048	1,495,879
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	895,655	158,130

	Shares/Principal Amount	Value
FNMA, Series 2014-C02, Class 2M2, VRN, 2.69%, (1-month LIBOR plus 2.60%), 5/25/24	$410,962	$415,273
FNMA, Series 2015-C04, Class 1M2, VRN, 5.79%, (1-month LIBOR plus 5.70%), 4/25/28	248,781	263,581
FNMA, Series 2016-C03, Class 2M2, VRN, 5.99%, (1-month LIBOR plus 5.90%), 10/25/28	156,186	164,904
FNMA, Series 2017-C03, Class 1M2, VRN, 3.09%, (1-month LIBOR plus 3.00%), 10/25/29	115,505	118,765
FNMA, Series 2018-C04, Class 2M2, VRN, 2.64%, (1-month LIBOR plus 2.55%), 12/25/30	864,816	876,666
		4,951,639
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,358,608)		6,678,108
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.25%, (12-month LIBOR plus 1.87%), 7/1/36	23,717	25,139
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.14%), 10/1/36	72,129	77,202
FHLMC, VRN, 2.42%, (1-year H15T1Y plus 2.26%), 4/1/37	76,376	81,402
FHLMC, VRN, 2.30%, (12-month LIBOR plus 1.77%), 9/1/40	18,424	19,182
FHLMC, VRN, 2.15%, (12-month LIBOR plus 1.88%), 5/1/41	15,318	15,985
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.86%), 7/1/41	47,486	50,494
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	14,543	14,924
FHLMC, VRN, 1.87%, (12-month LIBOR plus 1.62%), 6/1/43	213	214
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 6/1/43	8,253	8,281
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	42,947	44,799
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	58,006	60,496
FNMA, VRN, 1.79%, (6-month LIBOR plus 1.54%), 9/1/35	12,135	12,648
FNMA, VRN, 2.36%, (1-year H15T1Y plus 2.16%), 3/1/38	65,711	70,066
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	10,134	10,551
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.86%), 3/1/40	13,574	14,425
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	25,141	26,577
		532,385
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.3%
FHLMC, 8.00%, 6/1/26	2,626	2,672
FHLMC, 8.00%, 6/1/26	120	131
FHLMC, 7.00%, 8/1/29	565	624
FHLMC, 8.00%, 7/1/30	3,264	3,926
FHLMC, 5.50%, 12/1/33	73,035	83,266
FHLMC, 6.50%, 5/1/34	4,702	5,604
FHLMC, 5.50%, 6/1/35	2,129	2,378
FHLMC, 5.50%, 10/1/35	8,472	9,572
FHLMC, 5.50%, 10/1/35	5,419	6,064
FHLMC, 6.50%, 3/1/36	402	453
FHLMC, 6.50%, 3/1/36	1,270	1,429
FHLMC, 5.50%, 1/1/38	43,700	50,878
FHLMC, 6.00%, 2/1/38	27,826	33,103
FHLMC, 6.00%, 11/1/38	117,711	137,096
FNMA, 7.00%, 5/1/26	664	682
FNMA, 7.00%, 6/1/26	483	532

	Shares/Principal Amount	Value
FNMA, 6.50%, 4/1/29	$4,178	$4,703
FNMA, 6.50%, 6/1/29	7,193	8,090
FNMA, 6.50%, 6/1/29	3,284	3,696
FNMA, 7.00%, 7/1/29	614	616
FNMA, 6.50%, 8/1/29	4,878	5,568
FNMA, 7.00%, 3/1/30	3,326	3,654
FNMA, 7.50%, 9/1/30	2,647	3,070
FNMA, 6.50%, 9/1/31	20,157	22,680
FNMA, 7.00%, 9/1/31	10,400	10,975
FNMA, 6.50%, 1/1/32	3,682	4,145
FNMA, 5.50%, 6/1/33	25,884	29,902
FNMA, 5.50%, 8/1/33	210,418	243,401
FNMA, 5.50%, 1/1/34	111,455	128,759
FNMA, 3.50%, 3/1/34	123,297	132,794
FNMA, 5.50%, 9/1/34	7,245	8,409
FNMA, 5.50%, 10/1/34	7,488	8,647
FNMA, 6.00%, 10/1/34	17,997	20,224
FNMA, 5.50%, 3/1/35	593	662
FNMA, 5.50%, 3/1/35	998	1,114
FNMA, 5.50%, 3/1/35	1,629	1,819
FNMA, 5.50%, 3/1/35	8,936	10,372
FNMA, 5.50%, 3/1/35	5,726	6,475
FNMA, 6.00%, 5/1/35	3,160	3,667
FNMA, 6.00%, 6/1/35	3,824	4,300
FNMA, 6.00%, 6/1/35	878	991
FNMA, 6.00%, 6/1/35	326	371
FNMA, 5.50%, 7/1/35	6,195	7,074
FNMA, 6.00%, 7/1/35	17,161	20,392
FNMA, 6.00%, 7/1/35	2,730	3,067
FNMA, 6.00%, 7/1/35	6,522	7,348
FNMA, 5.50%, 8/1/35	3,965	4,528
FNMA, 5.50%, 9/1/35	4,220	4,712
FNMA, 5.50%, 9/1/35	338	393
FNMA, 5.50%, 9/1/35	225	261
FNMA, 5.50%, 9/1/35	6,371	7,391
FNMA, 5.50%, 9/1/35	25,204	29,241
FNMA, 5.50%, 10/1/35	70,153	81,387
FNMA, 6.00%, 10/1/35	15,847	18,172
FNMA, 5.50%, 11/1/35	37,369	43,358
FNMA, 6.00%, 11/1/35	2,479	2,784
FNMA, 6.50%, 11/1/35	2,337	2,686
FNMA, 6.50%, 12/1/35	4,383	4,935
FNMA, 6.00%, 8/1/36	3,025	3,590
FNMA, 5.50%, 1/1/37	204,501	237,469
FNMA, 6.00%, 5/1/37	3,742	4,436
FNMA, 6.00%, 7/1/37	1,014	1,198

	Shares/Principal Amount	Value
FNMA, 6.50%, 8/1/37	$1,595	$1,834
FNMA, 6.50%, 8/1/37	375,682	406,558
FNMA, 6.50%, 8/1/47	14,175	15,399
FNMA, 6.50%, 9/1/47	33,924	36,746
FNMA, 6.50%, 9/1/47	1,632	1,771
FNMA, 6.50%, 9/1/47	17,939	19,426
GNMA, 9.00%, 4/20/25	320	349
GNMA, 7.50%, 10/15/25	1,261	1,280
GNMA, 6.00%, 4/15/26	366	410
GNMA, 7.50%, 6/15/26	1,227	1,251
GNMA, 7.00%, 12/15/27	7,090	7,118
GNMA, 7.50%, 12/15/27	2,527	2,622
GNMA, 6.00%, 5/15/28	4,472	5,012
GNMA, 6.50%, 5/15/28	3,992	4,463
GNMA, 7.00%, 5/15/31	11,062	13,002
GNMA, 5.50%, 11/15/32	28,788	33,187
GNMA, 6.50%, 10/15/38	535,966	644,139
GNMA, 4.50%, 5/20/41	448,387	499,002
GNMA, 4.50%, 6/15/41	194,563	223,128
GNMA, 3.50%, 4/20/45	74,579	79,561
GNMA, 2.50%, 2/20/47	53,722	56,077
		3,544,271
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,692,927)		4,076,656
ASSET-BACKED SECURITIES — 0.4%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(6)	145,451	149,145
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(6)	600,000	605,908
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(6)	1,800,000	1,844,450
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(6)	471,960	479,621
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(6)	313,662	322,913
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	37,567	38,867
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(6)	202,350	202,513
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	355,135	372,153
TOTAL ASSET-BACKED SECURITIES (Cost $3,924,931)		4,015,570
PREFERRED STOCKS — 0.4%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	500,000	669,471
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	400,000	491,108
Telefonica Europe BV, 5.875%	100,000	132,889
		623,997

	Shares/Principal Amount	Value
Electric Utilities†
Electricite de France SA, 3.375%	200,000	$252,375
Enel SpA, 2.25%	200,000	250,789
		503,164
Insurance — 0.1%
Allianz SE, 3.375%	100,000	129,533
Allianz SE, MTN, 4.75%	200,000	261,846
AXA SA, MTN, 6.69%	50,000	85,097
Credit Agricole Assurances SA, 4.25%	200,000	263,940
Intesa Sanpaolo Vita SpA, 4.75%	100,000	130,984
		871,400
Oil, Gas and Consumable Fuels — 0.1%
Eni SpA, 3.375%	500,000	641,464
Trading Companies and Distributors†
Aircastle Ltd., 5.25%(6)	520,000	526,500
TOTAL PREFERRED STOCKS (Cost $3,754,872)		3,835,996
CERTIFICATES OF DEPOSIT — 0.2%
Banks — 0.2%
Skandinaviska Enskilda Banken AB, 0.18%, 10/4/21 (Cost $1,700,000)	$1,700,000	1,700,315
EXCHANGE-TRADED FUNDS†
iShares MSCI EAFE Value ETF (Cost $247,471)	4,744	244,885
TEMPORARY CASH INVESTMENTS — 5.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $57,038,183)	57,038,183	57,038,183
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(9) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $624,184)	624,184	624,184
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $751,144,811)		955,229,498
OTHER ASSETS AND LIABILITIES — 0.1%		1,076,694
TOTAL NET ASSETS — 100.0%		$956,306,192

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,005,052	USD	752,191	Bank of America N.A.	9/15/21	$(14,484)
USD	1,099,598	AUD	1,422,010	Bank of America N.A.	9/15/21	55,844
USD	758,621	AUD	1,011,198	Bank of America N.A.	9/15/21	16,403
BRL	5,339,370	USD	1,043,151	Goldman Sachs & Co.	9/15/21	(23,844)
USD	531,566	BRL	2,704,876	Goldman Sachs & Co.	9/15/21	15,195
CAD	18,129	USD	14,392	Morgan Stanley	9/29/21	139
CAD	36,563	USD	28,618	Morgan Stanley	9/29/21	689
USD	2,156,436	CAD	2,607,563	Bank of America N.A.	9/15/21	66,414
USD	432,157	CAD	525,736	Bank of America N.A.	9/15/21	10,767
USD	361	CAD	444	Morgan Stanley	9/29/21	4
USD	668,936	CAD	828,855	Morgan Stanley	9/29/21	4,580
USD	15,735	CAD	19,772	Morgan Stanley	9/29/21	(113)
USD	18,647	CAD	23,424	Morgan Stanley	9/29/21	(128)
USD	1,147,797	CHF	1,026,601	Morgan Stanley	9/15/21	13,252
CLP	10,963,621	USD	15,207	Goldman Sachs & Co.	9/15/21	(778)
USD	7,117,374	CNY	45,796,745	Goldman Sachs & Co.	9/15/21	57,928
COP	1,476,794,027	USD	409,760	Goldman Sachs & Co.	9/15/21	(29,820)
USD	363,786	COP	1,365,961,954	Goldman Sachs & Co.	9/15/21	12,361
USD	92,461	CZK	1,927,275	UBS AG	9/15/21	2,867
USD	68,507	DKK	417,393	UBS AG	9/15/21	1,897
EUR	115,984	USD	137,901	JPMorgan Chase Bank N.A.	8/18/21	(275)
EUR	32,019	USD	38,072	Credit Suisse AG	9/30/21	(46)
EUR	13,159	USD	15,646	Credit Suisse AG	9/30/21	(19)
EUR	19,827	USD	23,381	Credit Suisse AG	9/30/21	165
EUR	14,048	USD	16,621	Credit Suisse AG	9/30/21	63
USD	11,176,921	EUR	9,448,266	JPMorgan Chase Bank N.A.	8/18/21	(34,323)
USD	1,534,776	EUR	1,286,754	Credit Suisse AG	9/30/21	6,610
USD	597,895	EUR	501,275	Credit Suisse AG	9/30/21	2,575
USD	19,454	EUR	16,271	Credit Suisse AG	9/30/21	131
USD	46,205	EUR	38,952	Credit Suisse AG	9/30/21	(55)
USD	53,043	EUR	44,742	Credit Suisse AG	9/30/21	(94)
USD	16,675	EUR	14,048	Credit Suisse AG	9/30/21	(8)
USD	17,385	EUR	14,670	Credit Suisse AG	9/30/21	(38)
USD	22,825	EUR	19,382	Credit Suisse AG	9/30/21	(194)
USD	46,868	EUR	39,766	Credit Suisse AG	9/30/21	(358)
USD	22,739	EUR	19,293	Credit Suisse AG	9/30/21	(174)
USD	18,918	EUR	16,004	Credit Suisse AG	9/30/21	(88)
USD	20,630	EUR	17,337	Credit Suisse AG	9/30/21	39
USD	49,062	EUR	41,535	Goldman Sachs & Co.	9/30/21	(265)
GBP	490,427	USD	692,679	Bank of America N.A.	9/15/21	(10,913)
GBP	135,950	USD	189,944	Bank of America N.A.	9/15/21	(953)
GBP	30,890	USD	43,032	JPMorgan Chase Bank N.A.	9/30/21	(89)
GBP	31,057	USD	43,112	JPMorgan Chase Bank N.A.	9/30/21	64
GBP	41,742	USD	56,848	JPMorgan Chase Bank N.A.	9/30/21	1,181
USD	43,546	GBP	31,325	Goldman Sachs & Co.	9/30/21	(2)
USD	1,517,832	GBP	1,090,443	JPMorgan Chase Bank N.A.	9/30/21	1,891
USD	33,381	GBP	24,235	JPMorgan Chase Bank N.A.	9/30/21	(311)
HKD	23,616	USD	3,037	Bank of America N.A.	9/30/21	2
HKD	63,099	USD	8,109	Bank of America N.A.	9/30/21	11
HKD	87,822	USD	11,287	Bank of America N.A.	9/30/21	16

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,116	HKD	31,973	Bank of America N.A.	9/30/21	$1
USD	4,784	HKD	37,179	Bank of America N.A.	9/30/21	(1)
USD	9,958	HKD	77,405	Bank of America N.A.	9/30/21	(4)
USD	9,768	HKD	75,906	Bank of America N.A.	9/30/21	(1)
USD	40,007	HKD	310,743	Bank of America N.A.	9/30/21	15
USD	1,615	HKD	12,546	Bank of America N.A.	9/30/21	—
USD	11,580	HKD	90,036	Bank of America N.A.	9/30/21	(7)
HUF	7,769,107	USD	27,274	UBS AG	9/15/21	(1,604)
IDR	6,431,147,442	USD	445,864	Goldman Sachs & Co.	9/15/21	(2,507)
ILS	137,716	USD	42,473	UBS AG	9/17/21	145
USD	684,916	INR	50,558,458	Goldman Sachs & Co.	9/15/21	8,394
JPY	1,463,040	USD	13,347	Bank of America N.A.	9/30/21	(4)
JPY	2,564,016	USD	23,325	Bank of America N.A.	9/30/21	58
JPY	2,419,344	USD	21,972	Bank of America N.A.	9/30/21	92
JPY	1,203,840	USD	10,933	Bank of America N.A.	9/30/21	46
JPY	1,982,040	USD	18,123	Bank of America N.A.	9/30/21	(48)
JPY	984,960	USD	8,944	Bank of America N.A.	9/30/21	39
USD	6,252,131	JPY	688,518,464	Bank of America N.A.	8/18/21	(24,630)
USD	534,850	JPY	59,153,381	Bank of America N.A.	9/30/21	(4,600)
USD	400,135	JPY	44,254,080	Bank of America N.A.	9/30/21	(3,441)
USD	13,933	JPY	1,543,680	Bank of America N.A.	9/30/21	(145)
USD	14,548	JPY	1,607,040	Bank of America N.A.	9/30/21	(108)
USD	219,494	JPY	24,136,023	Bank of America N.A.	9/30/21	(615)
USD	18,382	JPY	2,017,849	Bank of America N.A.	9/30/21	(20)
KRW	360,542,123	USD	323,017	Goldman Sachs & Co.	9/15/21	(10,538)
KZT	119,784,230	USD	276,223	Goldman Sachs & Co.	9/15/21	2,755
USD	397,410	MXN	7,931,978	Morgan Stanley	9/15/21	1,234
MYR	3,291,516	USD	798,427	Goldman Sachs & Co.	9/15/21	(22,867)
NOK	75,011	USD	8,806	UBS AG	9/30/21	(314)
NOK	249,251	USD	28,224	UBS AG	9/30/21	(8)
USD	269,061	NOK	2,226,452	UBS AG	9/15/21	17,022
USD	377,985	NOK	3,244,482	UBS AG	9/30/21	10,702
USD	10,366	NOK	90,738	UBS AG	9/30/21	94
USD	202	NOK	1,810	UBS AG	9/30/21	(3)
NZD	509,315	USD	356,123	Bank of America N.A.	9/15/21	(1,344)
USD	313,853	NZD	437,487	Bank of America N.A.	9/15/21	9,109
PEN	59,108	USD	15,279	Goldman Sachs & Co.	9/15/21	(725)
USD	931,249	PHP	44,762,362	Goldman Sachs & Co.	9/15/21	37,457
USD	179,411	PLN	658,828	UBS AG	9/15/21	8,373
USD	81,629	RUB	5,983,047	Goldman Sachs & Co.	9/15/21	314
SEK	1,083,510	USD	131,311	UBS AG	9/15/21	(5,401)
SEK	6,612,090	USD	761,729	UBS AG	9/15/21	6,629
USD	215,453	SGD	285,549	Bank of America N.A.	9/15/21	4,720
USD	1,262,446	THB	39,446,379	Goldman Sachs & Co.	9/15/21	62,558
						$244,538

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	15	September 2021	$2,408,561	$22,928
Korean Treasury 10-Year Bonds	10	September 2021	1,114,975	19,804
U.K. Gilt 10-Year Bonds	17	September 2021	3,066,940	62,829
U.S. Treasury 2-Year Notes	132	September 2021	29,126,625	(10,569)
U.S. Treasury 5-Year Notes	173	September 2021	21,529,039	98,437
U.S. Treasury Ultra Bonds	29	September 2021	5,786,406	106,881
			$63,032,546	$300,310
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	18	September 2021	$2,420,156	$(4,304)
U.S. Treasury Long Bonds	13	September 2021	2,141,344	(104,431)
			$4,561,500	$(108,735)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 35	Sell	5.00%	12/20/25	$3,652,000	$291,175	$66,854	$358,029
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LOC	-	Letter of Credit
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BRL	-	Brazilian Real	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CNY	-	Chinese Yuan	PHP	-	Philippine Peso
COP	-	Colombian Peso	PLN	-	Polish Zloty
CPI	-	Consumer Price Index	RUB	-	Russian Ruble
CZK	-	Czech Koruna	SEK	-	Swedish Krona
DKK	-	Danish Krone	SEQ	-	Sequential Payer
EUR	-	Euro	SGD	-	Singapore Dollar
FHLMC	-	Federal Home Loan Mortgage Corporation	SOFR	-	Secured Overnight Financing Rate
FNMA	-	Federal National Mortgage Association	THB	-	Thai Baht
GA	-	Guaranty Agreement	USD	-	United States Dollar
GBP	-	British Pound	VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
ILS	-	Israeli Shekel
INR	-	Indian Rupee
IO	-	Interest Only
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,822,974. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $720,851.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $60,268,166, which represented 6.3% of total net assets.
(7)Security is a zero-coupon bond.
(8)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,917,775, which includes securities collateral of $1,293,591.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2021
Assets
Investment securities - unaffiliated, at value (cost of $467,927,453) — including $1,822,974 of securities on loan	$570,470,490
Investment securities - affiliated, at value (cost of $282,593,174)	384,134,824
Investment made with cash collateral received for securities on loan, at value (cost of $624,184)	624,184
Total investment securities, at value (cost of $751,144,811)	955,229,498
Cash	163,701
Foreign currency holdings, at value (cost of $8,644)	7,949
Foreign deposits with broker for futures contracts, at value (cost of $136,601)	138,489
Receivable for investments sold	1,236,437
Receivable for capital shares sold	157,905
Receivable for variation margin on futures contracts	45,947
Unrealized appreciation on forward foreign currency exchange contracts	440,845
Interest and dividends receivable	1,846,384
Securities lending receivable	1,458
Other assets	19,091
959,287,704

Liabilities
Payable for collateral received for securities on loan	624,184
Payable for investments purchased	1,228,464
Payable for capital shares redeemed	271,131
Payable for variation margin on swap agreements	11,082
Unrealized depreciation on forward foreign currency exchange contracts	196,307
Accrued management fees	533,999
Distribution and service fees payable	112,980
Accrued foreign taxes	3,365
2,981,512

Net Assets	$956,306,192

Net Assets Consist of:
Capital (par value and paid-in surplus)	$690,100,242
Distributable earnings	266,205,950
$956,306,192

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$332,602,107	44,960,190	$7.40
I Class, $0.01 Par Value	$71,639,196	9,679,471	$7.40
A Class, $0.01 Par Value	$342,834,545	46,530,067	$7.37*
C Class, $0.01 Par Value	$28,682,528	3,987,490	$7.19
R Class, $0.01 Par Value	$38,353,218	5,249,605	$7.31
R5 Class, $0.01 Par Value	$7,768,159	1,048,804	$7.41
R6 Class, $0.01 Par Value	$134,426,439	18,194,425	$7.39
*Maximum offering price $7.82 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $4,604)	$6,696,010
Income distributions from affiliated funds	5,317,321
Dividends (net of foreign taxes withheld of $126,753)	3,799,127
Securities lending, net	17,375
15,829,833

Expenses:
Management fees	9,378,225
Distribution and service fees:
A Class	792,166
C Class	347,327
R Class	193,198
Directors' fees and expenses	25,179
Other expenses	29,064
10,765,159
Fees waived(1)	(3,398,453)
7,366,706

Net investment income (loss)	8,463,127

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $30,068,746 from affiliated funds and net of foreign tax expenses paid (refunded) of $(72))	78,893,574
Forward foreign currency exchange contract transactions	(938,558)
Futures contract transactions	19,668
Swap agreement transactions	131,787
Foreign currency translation transactions	9,252
Capital gain distributions received from affiliated funds	121,385
78,237,108

Change in net unrealized appreciation (depreciation) on:
Investments (including $81,865,484 from affiliated funds and (increase) decrease in accrued foreign taxes of $(1,568))	110,984,763
Forward foreign currency exchange contracts	593,932
Futures contracts	182,626
Swap agreements	66,854
Translation of assets and liabilities in foreign currencies	(5,837)
111,822,338

Net realized and unrealized gain (loss)	190,059,446

Net Increase (Decrease) in Net Assets Resulting from Operations	$198,522,573
(1)Amount consists of $1,179,106, $250,810, $1,187,428, $130,336, $144,844, $26,982 and $478,947 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2021 AND JULY 31, 2020
Increase (Decrease) in Net Assets	July 31, 2021	July 31, 2020
Operations
Net investment income (loss)	$8,463,127	$8,585,850
Net realized gain (loss)	78,237,108	105,148,279
Change in net unrealized appreciation (depreciation)	111,822,338	(46,558,316)
Net increase (decrease) in net assets resulting from operations	198,522,573	67,175,813

Distributions to Shareholders
From earnings:
Investor Class	(16,064,506)	(37,790,354)
I Class	(3,522,656)	(8,557,597)
A Class	(15,023,804)	(37,234,066)
C Class	(1,773,159)	(5,380,827)
R Class	(1,822,110)	(4,681,843)
R5 Class	(388,300)	(983,349)
R6 Class	(7,105,756)	(13,652,619)
Decrease in net assets from distributions	(45,700,291)	(108,280,655)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(49,353,471)	8,003,059

Net increase (decrease) in net assets	103,468,811	(33,101,783)

Net Assets
Beginning of period	852,837,381	885,939,164
End of period	$956,306,192	$852,837,381

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2021

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$624,184	—	—	—	$624,184
Gross amount of recognized liabilities for securities lending transactions					$624,184
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2021, the investment advisor agreed to waive an additional 0.25% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to increase the amount of the additional waiver from 0.25% to 0.28% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.90% to 1.10%	1.10%	0.72%
I Class	0.70% to 0.90%	0.90%	0.52%
A Class	0.90% to 1.10%	1.10%	0.72%
C Class	0.90% to 1.10%	1.10%	0.72%
R Class	0.90% to 1.10%	1.10%	0.72%
R5 Class	0.70% to 0.90%	0.90%	0.52%
R6 Class	0.55% to 0.75%	0.75%	0.37%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $294,732 and $3,377,816, respectively. The effect of interfund transactions on the Statement of Operations was $109,635 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2021 totaled $419,091,752, of which $155,704,938 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2021 totaled $563,224,886, of which $179,897,818 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2021		Year ended July 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		790,000,000
Sold	4,099,547	$28,587,905	5,636,640	$32,291,094
Issued in reinvestment of distributions	2,335,225	15,641,289	6,082,375	37,158,054
Redeemed	(9,175,667)	(62,598,014)	(11,891,155)	(73,244,645)
	(2,740,895)	(18,368,820)	(172,140)	(3,795,497)
I Class/Shares Authorized	380,000,000		380,000,000
Sold	1,397,614	9,624,673	922,860	5,660,828
Issued in reinvestment of distributions	523,495	3,516,603	1,399,890	8,556,549
Redeemed	(2,293,806)	(15,588,905)	(3,861,678)	(24,282,702)
	(372,697)	(2,447,629)	(1,538,928)	(10,065,325)
A Class/Shares Authorized	670,000,000		670,000,000
Sold	5,905,766	40,402,029	5,025,835	30,520,692
Issued in reinvestment of distributions	2,195,878	14,650,103	5,898,171	35,902,097
Redeemed	(7,941,893)	(54,075,671)	(11,068,511)	(67,526,965)
	159,751	976,461	(144,505)	(1,104,176)
C Class/Shares Authorized	160,000,000		160,000,000
Sold	471,554	3,147,225	499,274	2,952,893
Issued in reinvestment of distributions	270,676	1,768,799	885,810	5,306,449
Redeemed	(3,238,938)	(21,637,082)	(2,422,943)	(14,652,563)
	(2,496,708)	(16,721,058)	(1,037,859)	(6,393,221)
R Class/Shares Authorized	90,000,000		90,000,000
Sold	597,422	4,045,578	836,738	5,120,562
Issued in reinvestment of distributions	275,380	1,821,434	771,046	4,660,507
Redeemed	(1,423,460)	(9,788,870)	(1,815,246)	(11,015,570)
	(550,658)	(3,921,858)	(207,462)	(1,234,501)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	98,060	678,487	141,601	848,522
Issued in reinvestment of distributions	57,800	388,300	160,726	983,349
Redeemed	(220,043)	(1,476,149)	(284,046)	(1,648,151)
	(64,183)	(409,362)	18,281	183,720
R6 Class/Shares Authorized	295,000,000		150,000,000
Sold	2,925,930	20,290,100	5,780,320	35,627,500
Issued in reinvestment of distributions	1,060,303	7,105,756	2,238,672	13,652,619
Redeemed	(5,222,882)	(35,857,061)	(3,165,729)	(18,868,060)
	(1,236,649)	(8,461,205)	4,853,263	30,412,059
Net increase (decrease)	(7,302,039)	$(49,353,471)	1,770,650	$8,003,059

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$384,134,824	—	—
Common Stocks	199,163,292	$55,380,802	—
U.S. Treasury Securities	—	95,559,985	—
Corporate Bonds	—	52,338,774	—
Sovereign Governments and Agencies	—	41,594,532	—
Commercial Paper	—	20,466,852	—
Municipal Securities	—	14,836,473	—
Collateralized Loan Obligations	—	13,540,067	—
Collateralized Mortgage Obligations	—	6,678,108	—
U.S. Government Agency Mortgage-Backed Securities	—	4,076,656	—
Asset-Backed Securities	—	4,015,570	—
Preferred Stocks	—	3,835,996	—
Certificates of Deposit	—	1,700,315	—
Exchange-Traded Funds	244,885	—	—
Temporary Cash Investments	57,038,183	—	—
Temporary Cash Investments - Securities Lending Collateral	624,184	—	—
	$641,205,368	$314,024,130	—
Other Financial Instruments
Futures Contracts	$205,318	$105,561	—
Swap Agreements	—	358,029	—
Forward Foreign Currency Exchange Contracts	—	440,845	—
	$205,318	$904,435	—

Liabilities
Other Financial Instruments
Futures Contracts	$119,304	—	—
Forward Foreign Currency Exchange Contracts	—	$196,307	—
	$119,304	$196,307	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,527,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $48,285,996.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $25,119,252 futures contracts purchased and $11,772,294 futures contracts sold.

Value of Derivative Instruments as of July 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$11,082
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$440,845	Unrealized depreciation on forward foreign currency exchange contracts	196,307
Interest Rate Risk	Receivable for variation margin on futures contracts*	45,947	Payable for variation margin on futures contracts*	—
		$486,792		$207,389
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$131,787	Change in net unrealized appreciation (depreciation) on swap agreements	$66,854
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(938,558)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	593,932
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	19,668	Change in net unrealized appreciation (depreciation) on futures contracts	182,626
		$(787,103)		$843,412

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$18,914,522	$17,799,600
Long-term capital gains	$26,785,769	$90,481,055

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$755,636,973
Gross tax appreciation of investments	$207,689,640
Gross tax depreciation of investments	(8,097,115)
Net tax appreciation (depreciation) of investments	199,592,525
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	209,302
Net tax appreciation (depreciation)	$199,801,827
Other book-to-tax adjustments	$(524,208)
Undistributed ordinary income	$19,155,549
Accumulated long-term gains	$47,772,782

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. As of period end, the fund owned 25% of the total outstanding shares of American Century STOXX U.S. Quality Value ETF.

11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2021 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$28,680	—	—	$(61)	$28,619	541	—	$889
American Century Focused Dynamic Growth ETF	42,360	—	$19,263	4,188	27,285	330	$7,410	4
American Century Focused Large Cap Value ETF	23,269	$13,082	—	7,287	43,638	712	—	524
American Century Quality Diversified International ETF	28,262	1,454	5,218	5,974	30,472	585	838	628
American Century STOXX U.S. Quality Growth ETF	58,991	—	20,160	8,528	47,359	649	9,332	122
American Century STOXX U.S. Quality Value ETF	39,459	8,448	—	15,084	62,991	1,241	—	888
Avantis Emerging Markets Equity ETF	35,487	1,993	21,049	4,249	20,680	314	5,717	558
Avantis International Equity ETF	27,401	1,583	6,127	7,815	30,672	482	482	610
Avantis International Small Cap Value ETF	8,434	187	1,749	3,330	10,202	156	407	219
Avantis U.S. Equity ETF	56,954	947	13,601	18,387	62,687	838	4,748	779
Avantis U.S. Small Cap Value ETF	12,181	5,443	5,178	7,084	19,530	266	1,135	218
	$361,478	$33,137	$92,345	$81,865	$384,135	6,114	$30,069	$5,439
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$6.25	0.07	1.43	1.50	(0.07)	(0.28)	(0.35)	$7.40	24.69%	0.73%	1.11%	1.01%	0.63%	48%	$332,602
2020	$6.57	0.07	0.46	0.53	(0.08)	(0.77)	(0.85)	$6.25	8.42%	0.84%	1.11%	1.13%	0.86%	99%	$297,963
2019	$7.02	0.09	0.13	0.22	(0.10)	(0.57)	(0.67)	$6.57	4.36%	1.06%	1.11%	1.42%	1.37%	68%	$314,567
2018(3)	$7.51	0.06	0.16	0.22	(0.06)	(0.65)	(0.71)	$7.02	3.22%	1.09%(4)	1.09%(4)	1.25%(4)	1.25%(4)	55%	$444,259
2017	$6.67	0.08	0.93	1.01	(0.09)	(0.08)	(0.17)	$7.51	15.42%	1.08%	1.08%	1.20%	1.20%	81%	$523,241
2016	$6.97	0.08	0.14	0.22	(0.07)	(0.45)	(0.52)	$6.67	3.49%	1.07%	1.07%	1.22%	1.22%	82%	$574,968
I Class
2021	$6.25	0.08	1.44	1.52	(0.09)	(0.28)	(0.37)	$7.40	24.93%	0.53%	0.91%	1.21%	0.83%	48%	$71,639
2020	$6.57	0.08	0.46	0.54	(0.09)	(0.77)	(0.86)	$6.25	8.64%	0.64%	0.91%	1.33%	1.06%	99%	$62,820
2019	$7.02	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.57	4.55%	0.86%	0.91%	1.62%	1.57%	68%	$76,202
2018(3)	$7.52	0.07	0.15	0.22	(0.07)	(0.65)	(0.72)	$7.02	3.23%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$125,345
2017	$6.68	0.10	0.92	1.02	(0.10)	(0.08)	(0.18)	$7.52	15.64%	0.88%	0.88%	1.40%	1.40%	81%	$135,618
2016	$6.97	0.09	0.15	0.24	(0.08)	(0.45)	(0.53)	$6.68	3.86%	0.87%	0.87%	1.42%	1.42%	82%	$213,502

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$6.22	0.05	1.44	1.49	(0.06)	(0.28)	(0.34)	$7.37	24.48%	0.98%	1.36%	0.76%	0.38%	48%	$342,835
2020	$6.55	0.05	0.46	0.51	(0.07)	(0.77)	(0.84)	$6.22	8.04%	1.09%	1.36%	0.88%	0.61%	99%	$288,517
2019	$7.00	0.08	0.13	0.21	(0.09)	(0.57)	(0.66)	$6.55	4.11%	1.31%	1.36%	1.17%	1.12%	68%	$304,644
2018(3)	$7.49	0.05	0.16	0.21	(0.05)	(0.65)	(0.70)	$7.00	3.04%	1.34%(4)	1.34%(4)	1.00%(4)	1.00%(4)	55%	$347,290
2017	$6.66	0.07	0.91	0.98	(0.07)	(0.08)	(0.15)	$7.49	15.01%	1.33%	1.33%	0.95%	0.95%	81%	$398,519
2016	$6.95	0.06	0.15	0.21	(0.05)	(0.45)	(0.50)	$6.66	3.38%	1.32%	1.32%	0.97%	0.97%	82%	$456,392
C Class
2021	$6.10	—(5)	1.39	1.39	(0.02)	(0.28)	(0.30)	$7.19	23.55%	1.73%	2.11%	0.01%	(0.37)%	48%	$28,683
2020	$6.45	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$6.10	7.18%	1.84%	2.11%	0.13%	(0.14)%	99%	$39,523
2019	$6.91	0.03	0.12	0.15	(0.04)	(0.57)	(0.61)	$6.45	3.30%	2.06%	2.11%	0.42%	0.37%	68%	$48,515
2018(3)	$7.42	0.01	0.16	0.17	(0.03)	(0.65)	(0.68)	$6.91	2.46%	2.09%(4)	2.09%(4)	0.25%(4)	0.25%(4)	55%	$80,205
2017	$6.60	0.01	0.92	0.93	(0.03)	(0.08)	(0.11)	$7.42	14.29%	2.08%	2.08%	0.20%	0.20%	81%	$97,269
2016	$6.91	0.01	0.15	0.16	(0.02)	(0.45)	(0.47)	$6.60	2.55%	2.07%	2.07%	0.22%	0.22%	82%	$106,604

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$6.17	0.03	1.43	1.46	(0.04)	(0.28)	(0.32)	$7.31	24.23%	1.23%	1.61%	0.51%	0.13%	48%	$38,353
2020	$6.51	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$6.17	7.77%	1.34%	1.61%	0.63%	0.36%	99%	$35,807
2019	$6.96	0.06	0.13	0.19	(0.07)	(0.57)	(0.64)	$6.51	3.88%	1.56%	1.61%	0.92%	0.87%	68%	$39,114
2018(3)	$7.46	0.03	0.16	0.19	(0.04)	(0.65)	(0.69)	$6.96	2.74%	1.59%(4)	1.59%(4)	0.75%(4)	0.75%(4)	55%	$43,590
2017	$6.63	0.05	0.92	0.97	(0.06)	(0.08)	(0.14)	$7.46	14.83%	1.58%	1.58%	0.70%	0.70%	81%	$50,395
2016	$6.93	0.05	0.13	0.18	(0.03)	(0.45)	(0.48)	$6.63	2.98%	1.57%	1.57%	0.72%	0.72%	82%	$53,902
R5 Class
2021	$6.25	0.08	1.45	1.53	(0.09)	(0.28)	(0.37)	$7.41	25.10%	0.53%	0.91%	1.21%	0.83%	48%	$7,768
2020	$6.58	0.08	0.45	0.53	(0.09)	(0.77)	(0.86)	$6.25	8.46%	0.64%	0.91%	1.33%	1.06%	99%	$6,960
2019	$7.03	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.58	4.56%	0.86%	0.91%	1.62%	1.57%	68%	$7,200
2018(3)	$7.52	0.08	0.15	0.23	(0.07)	(0.65)	(0.72)	$7.03	3.38%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$6,885
2017(6)	$6.93	0.07	0.58	0.65	(0.06)	—	(0.06)	$7.52	9.43%	0.88%(4)	0.88%(4)	1.46%(4)	1.46%(4)	81%(7)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2021	$6.24	0.09	1.44	1.53	(0.10)	(0.28)	(0.38)	$7.39	25.17%	0.38%	0.76%	1.36%	0.98%	48%	$134,426
2020	$6.56	0.09	0.46	0.55	(0.10)	(0.77)	(0.87)	$6.24	8.82%	0.49%	0.76%	1.48%	1.21%	99%	$121,246
2019	$7.01	0.12	0.13	0.25	(0.13)	(0.57)	(0.70)	$6.56	4.72%	0.71%	0.76%	1.77%	1.72%	68%	$95,697
2018(3)	$7.51	0.08	0.15	0.23	(0.08)	(0.65)	(0.73)	$7.01	3.35%	0.74%(4)	0.74%(4)	1.60%(4)	1.60%(4)	55%	$111,937
2017	$6.67	0.11	0.93	1.04	(0.12)	(0.08)	(0.20)	$7.51	15.83%	0.73%	0.73%	1.55%	1.55%	81%	$85,623
2016	$6.97	0.10	0.14	0.24	(0.09)	(0.45)	(0.54)	$6.67	3.86%	0.72%	0.72%	1.57%	1.57%	82%	$71,340

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)April 10, 2017 (commencement of sale) through November 30, 2017.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	103	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's total expense ratio by approximately 0.03% (e.g., the Investor Class total expense ratio will be reduced from 0.86% to 0.83%), for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2021.

For corporate taxpayers, the fund hereby designates $1,905,764, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,785,769, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2021.

The fund hereby designates $10,005,428 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 2109

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $125,320
FY 2021: $98,720

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $546,515

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
Name: Patrick Bannigan
Title: President
(principal executive officer)

Date:	September 23, 2021

By:	/s/ R. Wes Campbell
Name: R. Wes Campbell
Title: Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 23, 2021